                                MORGAN STANLEY
                     SELECT DIMENSIONS INVESTMENT SERIES

                                ANNUAL REPORT

                              DECEMBER 31, 2002

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Morgan Stanley Select Dimensions Investment Series
TABLE OF CONTENTS

Letter to the Shareholders........................    1
Results of Special Meeting........................   18
Portfolio of Investments:
    Money Market..................................   19
    Diversified Income............................   21
    Balanced Growth...............................   39
    Utilities.....................................   50
    Dividend Growth...............................   53
    Value-Added Market............................   56
    Growth........................................   68
    American Opportunities........................   72
    Capital Opportunities.........................   78
    Global Equity.................................   81
    Developing Growth.............................   86
Financial Statements:
    Statements of Assets and Liabilities..........   90
    Statements of Operations......................   92
    Statements of Changes in Net Assets...........   94
Notes to Financial Statements.....................  102
Financial Highlights..............................  112
Independent Auditors' Report......................  120
Trustee and Officer Information...................  121

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Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002

Dear Shareholder:
As 2002 began, the United States economy showed preliminary signs of emerging from recession. While this trend continued throughout the first half of the year, the quality of the data was uneven, and overall, the market environment remained extremely difficult. There were many crosscurrents in the market, with real and perceived negatives outweighing the positives. Corporate-governance issues, accounting irregularities and more evidence of fraud dominated headlines. These factors, along with continued concern over terrorist attacks, the potential for war with Iraq, further weakening of the economy and the lack of positive news from most companies, led to the broad-based weakness. On a more positive note, at the macroeconomic level there were some encouraging signs of a potential turn in economic growth and a possible near-term market bottom toward the end of the period. The net result, however, was a weak market with weak stock fundamentals coupled with a pessimistic investor base, which led to a volatile and negative market environment.

Equity Overview
During 2002, domestic equities declined for a third straight year, the first time that has occurred since 1939-41. Despite a rally during the fourth quarter, the Standard & Poor's 500 Index (S&P 500 Index) finished the year down more than 22 percent, its worst year since 1974. Growth stocks were particularly hit hard across the capitalization spectrum, and weakness was especially pronounced in the traditional growth areas of technology, biotechnology and telecommunications services. The viability of many companies and even entire industry groups also came into question, as seven of the 12 largest U.S. bankruptcies ever took place during the year, including WorldCom, the biggest of all time. Weak corporate profits, a slew of earnings warnings and misses, and a lack of encouraging forward guidance also contributed to market pessimism, as did investor concern about geopolitical issues overseas, particularly in the Middle East. The macroeconomic picture did show some signs of improvement, as evidenced by four consecutive quarters of GDP growth, and interest rates fell to their lowest levels in 40 years. However, concerns remained about the psychology of the consumer, especially in light of unemployment levels, which hit an eight-year high of 6 percent, and a sharp rise in energy prices. In addition, investors continued to wait in hope for an uptick in business spending that will likely be necessary for a sustainable recovery.

Fixed-Income Overview
During the first quarter of 2002, the expectation for stronger growth created upward pressure on U.S. Treasury rates. However, as confidence in corporate accounts and the economy faded, benchmark Treasury yields fell sharply. For the year, the 5-year Treasury yield fell by 157 basis points to 2.74 percent. Corporate security prices typically lagged, owing to doubts about the candor of corporate accounts and declining confidence on corporate outlooks. By the end of the year, Treasury yields were somewhat above their lows and corporate security prices improved as confidence appeared to be reviving.
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Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

Yields for corporate securities and mortgage-backed securities were on the generous side at the beginning of the period. While the first of the major accounting scandals broke last year, the ensuing accounting problems became serialized as the period progressed. The mortgage market, which is virtually free from credit concerns, performed relatively well. In the corporate market, credits issued by companies thought to have employed questionable accounting practices performed poorly and most other credits performed well. With several once well-regarded credits getting into serious trouble, there was a cloud over the market. Falling equity prices contributed to the problem as firms with less equity capital found borrowing conditions increasingly restrictive.

International Overview
It was a difficult year for European equities, which finished in the red for the third straight year. The year started well, with investors hoping for recovery in corporate earnings and economic growth. Consumers, increasingly seen as the key to avoiding further losses in equity prices, appeared to keep on spending. Wall Street strategists were quick to remind the public that most previous bear markets did not have more than two years of consecutive negative performance. However, as time passed, it became increasingly clear that prospect of any upturn in corporate profits for the year would have to be postponed to 2003. With rising unemployment, spreading mistrust in corporate management, growing geopolitical uncertainty and very low growth figures coming out of Germany, the European Union's largest economy, sentiment turned very bearish. The summer in particular was extremely negative with many indices facing some of the worst returns in the post-war period.

The Japanese market provided investors with good relative returns among asset classes during the year, as positive indicators of a cyclical recovery pushed Japanese equities higher throughout the first half of the reporting period. As the period came to a close, however, mounting concerns about the prospects for an economic recovery in the United States led investors to reevaluate the anticipated cyclical recovery in Japan. The fourth quarter began with many market observers believing that Japan's economy might be entering the final phase of its 12-year bear market with the appointment of a new head of Japan's Financial Services Agency. His initial ideas were perceived to have a negative impact on the economy, and many lower-quality companies and bank shares were sold aggressively on fears of bankruptcies.

Asia ex Japan started the year in positive territory as equities in the region were supported by expectations of a U.S.-led economic recovery and positive economic data from select Asia ex Japan countries. However, after outperforming for much of the year and rebounding by more than 50.0 percent from its September 2001 lows, performance in the region turned negative during the second and third quarters. Domestic economic concerns in Hong Kong and Singapore, coupled with profit-taking in cyclical markets such as South Korea and Taiwan, were the primary reasons for declines. In October and November, however, Asia

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Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

ex Japan markets rebounded following better than expected corporate earnings and export data from select Asia ex Japan countries.

American Opportunities Portfolio
For the 12-month period ended December 31, 2002, American Opportunities Portfolio's Class X shares produced a total return of -21.56 percent compared to -22.09 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned -21.73 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

During most of 2002 the Portfolio overweighted stable growth sectors such as consumer staples, health care and defense, owing to their strong earnings growth relative to generally sluggish corporate earnings. We favored the consumer-discretionary sector over the capital goods sector, as consumer credit was plentiful, mortgage refinancing provided a source of funding and real wages continued to rise. The corporate sector suffered from a strong dollar, tight credit conditions and distressed balance sheets. The Portfolio also benefited from its exposure to basic materials, specifically gold stocks, which served as a proxy hedge for the declining dollar and tensions in the Middle East.

The Portfolio underweighted sectors that demonstrated poor earnings growth, such as technology and telecommunications. This underweighting benefited performance, as these industries suffered from excess capacity and constrained demand resulting from distressed corporate and consumer balance sheets. During the fourth quarter, the Portfolio reduced its exposure to consumer staples, where companies have come under increasing pricing pressures. We believe profit comparisons will be more difficult in 2003.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


GROWTH OF $10,000: AMERICAN OPPORTUNITIES --
                  CLASS X
              ($ IN THOUSANDS)                   FUND     S&P 500(3)
Nov-1994                                         $10,000     $10,000
Dec-1994                                         $10,069      $9,918
Mar-1995                                         $10,625     $10,883
Jun-1995                                         $11,772     $11,922
Sep-1995                                         $13,294     $12,870
Dec-1995                                         $13,991     $13,644
Mar-1996                                         $14,354     $14,377
Jun-1996                                         $14,985     $15,022
Sep-1996                                         $15,306     $15,486
Dec-1996                                         $15,803     $16,776
Mar-1997                                         $15,464     $17,227
Jun-1997                                         $17,781     $20,232
Sep-1997                                         $20,747     $21,748
Dec-1997                                         $20,848     $22,373
Mar-1998                                         $23,615     $25,495
Jun-1998                                         $25,030     $26,336
Sep-1998                                         $23,231     $23,716
Dec-1998                                         $27,266     $28,765
Mar-1999                                         $29,953     $30,198
Jun-1999                                         $31,198     $32,327
Sep-1999                                         $30,435     $30,308
Dec-1999                                         $42,482     $34,818
Mar-2000                                         $44,697     $35,616
Jun-2000                                         $42,154     $34,670
Sep-2000                                         $46,219     $34,331
Dec-2000                                         $40,605     $31,644
Mar-2001                                         $31,694     $27,893
Jun-2001                                         $31,638     $29,526
Sep-2001                                         $26,900     $25,192
Dec-2001                                         $28,639     $27,886
Mar-2002                                         $28,792     $27,966
Jun-2002                                         $25,907     $24,219
Sep-2002                                         $22,695     $20,035
Dec-2002                                      $22,464(2)     $21,726

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

                        Average Annual Total Returns
                  1 Year              5 Years             Since Inception
 Class X        (21.56)%(1)           1.50%(1)                 10.45%(1)
 Class Y        (21.73)%(1)              --                  (23.19)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2002 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

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Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

We anticipate the market will likely trough in the spring, representing a possible major bottom of the bear market. If events unfold as we expect, we plan to then increase exposure to economically sensitive sectors such as industrials, basic materials and technology. Also, we will attempt to raise the beta of the Portfolio and lower its average capitalization. Until then, we are attempting to move the Portfolio in line with the market, in terms of its weightings in industrials and credit-sensitive issues, in anticipation of these improving conditions.

Balanced Growth Portfolio
For the 12-month period ended December 31, 2002, Balanced Growth Portfolio's Class X shares produced a total return of -11.49 percent versus -22.09 percent for the S&P 500, -15.52 percent for the Russell 1000 Value Index and 10.26 percent for the Lehman Brothers U.S. Aggregate Index. For the same period, the Portfolio's Class Y shares returned -11.66 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

In September 2002, the Investment Manager's Equity Income team assumed responsibility for managing the equity portion of the Portfolio. Current members of the team include James Gilligan, Managing Director; Catherine Maniscalo Avery, Vice President; James Roeder, Vice President; and Vincent E. Vizachero, Associate. The fixed-income portion of the Portfolio continues to be managed by the Investment Manager's Taxable Fixed-Income team. A current member of team is Paul F. O'Brien, Executive Director.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


GROWTH OF $10,000: BALANCED GROWTH --
               CLASS X
          ($ IN THOUSANDS)                FUND     S&P 500(3)  LEHMAN AGGREGATE(4)  RUSSELL 1000 VALUE(5)
Nov-1994                                  $10,000     $10,000              $10,000                $10,000
Dec-1994                                  $10,060      $9,918              $10,094                 $9,903
Mar-1995                                  $10,498     $10,883              $10,603                $10,845
Jun-1995                                  $11,453     $11,922              $11,249                $11,816
Sep-1995                                  $11,942     $12,870              $11,470                $12,848
Dec-1995                                  $12,359     $13,644              $11,959                $13,701
Mar-1996                                  $12,670     $14,377              $11,746                $14,477
Jun-1996                                  $13,090     $15,022              $11,813                $14,726
Sep-1996                                  $13,538     $15,486              $12,032                $15,154
Dec-1996                                  $14,033     $16,776              $12,393                $16,666
Mar-1997                                  $13,705     $17,227              $12,323                $17,093
Jun-1997                                  $15,411     $20,232              $12,776                $19,613
Sep-1997                                  $16,312     $21,748              $13,201                $21,566
Dec-1997                                  $16,542     $22,373              $13,589                $22,530
Mar-1998                                  $18,156     $25,495              $13,801                $25,156
Jun-1998                                  $18,332     $26,336              $14,123                $25,269
Sep-1998                                  $16,894     $23,716              $14,720                $22,341
Dec-1998                                  $18,926     $28,765              $14,769                $26,051
Mar-1999                                  $19,355     $30,198              $14,696                $26,424
Jun-1999                                  $20,547     $32,327              $14,567                $29,404
Sep-1999                                  $18,984     $30,308              $14,666                $26,524
Dec-1999                                  $19,591     $34,818              $14,648                $27,965
Mar-2000                                  $19,236     $35,616              $14,971                $28,099
Jun-2000                                  $18,346     $34,670              $15,232                $26,782
Sep-2000                                  $19,581     $34,331              $15,691                $28,888
Dec-2000                                  $20,839     $31,644              $16,351                $29,927
Mar-2001                                  $20,664     $27,893              $16,848                $28,174
Jun-2001                                  $21,536     $29,526              $16,943                $29,550
Sep-2001                                  $19,796     $25,192              $17,724                $26,314
Dec-2001                                  $21,090     $27,886              $17,732                $28,254
Mar-2002                                  $21,573     $27,966              $17,749                $29,410
Jun-2002                                  $20,174     $24,219              $18,404                $26,905
Sep-2002                                  $17,812     $20,035              $19,248                $21,854
Dec-2002                               $18,667(2)     $21,726              $19,551                $23,868

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

                               Average Annual Total Returns
                                 1 Year              5 Years             Since Inception
 Class X                       (11.49)%(1)           2.45%(1)                  7.97%(1)
 Class Y                       (11.66)%(1)              --                   (0.62)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2002 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lehman Brothers U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Index does not include any expenses, fees, or charges. The Index is unmanaged and should not be considered an investment.

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Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

The Portfolio's holdings in industrials and utilities had a positive impact on performance during the period. The Portfolio's worst performing sector was technology, an area where we are still struggling to find value. We believe that on a fundamental basis technology may be poised to bottom within the year, but the sticking point is valuation. Because there is still a lingering focus on technology in the wake of the boom, people are still analyzing the sector and attempting to not miss out on any gains. Valuations are not at the rock-bottom levels where we believe they should be, and we remain fairly cautious about the sector.

At the beginning of the period, yields for most U.S. fixed-income securities were somewhat generous relative to U.S. Treasury securities. Consequently, we increased the Portfolio's allocations to both mortgage-backed and corporate securities. As the period progressed, mortgages became relatively expensive, affording an opportunity to take profits on a portion of the position. Some corporate securities underperformed amidst accounting scandals, while those that did not pose accounting issues performed well.

Capital Opportunities Portfolio
For the 12-month period ended December 31, 2002, Capital Opportunities Portfolio's Class X shares produced a total return of -43.82 percent versus -14.50 percent for the S&P MidCap 400 Index and -29.82 percent for the Lipper Multi-Cap Growth Index. For the same period, the Portfolio's Class Y shares returned -44.00 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


GROWTH OF $10,000: CAPITAL OPPORTUNITIES --
                  CLASS X
             ($ IN THOUSANDS)                  FUND     S&P MID-CAP(3)  LIPPER MULTI-CAP GROWTH INDEX(4)
Jan-1997                                       $10,000         $10,000                           $10,000
Mar-1997                                        $9,400          $9,452                            $9,211
Jun-1997                                       $10,361         $10,841                           $10,696
Sep-1997                                       $11,739         $12,583                           $12,080
Dec-1997                                       $11,584         $12,688                           $11,718
Mar-1998                                       $12,737         $14,085                           $13,370
Jun-1998                                       $12,679         $13,784                           $13,680
Sep-1998                                        $9,875         $11,790                           $11,660
Dec-1998                                       $12,241         $15,114                           $14,623
Mar-1999                                       $12,861         $14,149                           $15,551
Jun-1999                                       $13,961         $16,153                           $16,713
Sep-1999                                       $14,687         $14,795                           $16,081
Dec-1999                                       $23,516         $17,338                           $21,402
Mar-2000                                       $27,532         $19,538                           $24,475
Jun-2000                                       $25,866         $18,894                           $22,985
Sep-2000                                       $27,194         $21,189                           $23,175
Dec-2000                                       $17,034         $20,373                           $18,822
Mar-2001                                       $10,935         $18,179                           $14,636
Jun-2001                                       $13,315         $20,572                           $16,094
Sep-2001                                        $7,847         $17,165                           $11,806
Dec-2001                                       $10,836         $20,255                           $14,087
Mar-2002                                       $10,149         $21,616                           $13,604
Jun-2002                                        $7,316         $19,604                           $11,250
Sep-2002                                        $5,988         $16,361                            $9,332
Dec-2002                                     $6,087(2)         $17,318                            $9,885

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

                            Average Annual Total Returns
                                 1 Year           5 Years         Since Inception
 Class X                       (43.82)%(1)      (12.08)%(1)           (8.02)%(1)
 Class Y                       (44.00)%(1)        --                 (45.84)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) Closing value on December 31, 2002 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

(3) The Standard and Poor's MidCap 400 Index (S&P 400) is a market-value weighted index, the performance of which is based on the performance of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(4) The Lipper Multi-Cap Growth Index tracks the performance of the 30 largest multi-cap growth open-end mutual funds, as categorized by Lipper, Inc. Funds in this category, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. The Index does not include any fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

The Portfolio's underperformance relative to its benchmark indexes was the result primarily of an overweighting of the technology sector as well as poor security selection within that sector. Some of the Portfolio's larger holdings in the software and semiconductor areas detracted the most. In addition, security selection within the consumer discretionary, health-care, and utilities sectors was weak, particularly within cable and media, specialty pharmaceuticals, and biotechnology.

Although relative performance was disappointing, we have taken a number of steps that we believe will help address the issue. First, on October 1, 2002, the Portfolio terminated its sub-advisory agreement with TCW Investment Management Company. At that time, the Investment Manager's Small/Mid-Cap Growth team assumed management responsibilities for the Portfolio. Current members of the team include Dennis Lynch and David Cohen. The new portfolio managers work in conjunction with a team of analysts and other portfolio managers known as the Research Cooperative, which has had significant experience in managing growth portfolios across the capitalization spectrum for both individual and institutional investors. The Research Cooperative is intensely focused on adding value through bottom-up fundamental stock selection and has had a strong track record of doing so.

Since taking over the day-to-day management of the Portfolio, the new team has significantly repositioned the portfolio. The team reduced the Portfolio's weightings in technology and consumer discretionary issues while increasing exposure to financial services, health care, and energy. The team also broadened the diversification of the portfolio in terms of sector allocation and individual holdings, making the Portfolio less concentrated and top heavy. For example, as of September 30, 2002, the Portfolio held 45 equity positions, with the top 10 holdings comprising more than 49 percent of the total portfolio. In addition, the top three sectors accounted for more than 87 percent of the portfolio. As of December 31, 2002, the Portfolio held 83 equity positions, with the top 10 holdings comprising 27.1 percent of the total portfolio. The top three sectors accounted for less than 69 percent of the portfolio.

The portfolio management team believes that it can enhance overall performance through bottom-up stock selection rather than by making top-down thematic or sector bets, and the current portfolio positioning reflects this view. Many of the recently added positions were among the strongest contributors to performance, and the team believes that the Portfolio is now well positioned for the long term.

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Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

We see signs of stabilization and are cautiously optimistic that the economic recovery will continue. Recent data on purchasing activity are encouraging, and we see early stage positives in areas such as advertising. The consumer has slowed somewhat, but in our view, what needs to unfold to sustain the recovery is a pickup in corporate spending. At this point, there is not a great deal of visibility for the vast number of companies we follow. Geopolitical concerns around oil and the possibility of war continue to cast a cloud for individual companies and the markets in general. We continue to invest in a mix of stable and cyclical growth companies.

Developing Growth Portfolio
For the 12-month period ended December 31, 2002, Developing Growth Portfolio's Class X shares produced a total return of -27.73 percent versus -29.09 percent for the Russell 2500 Growth Index and -20.48 percent for the Russell 2000 Index. For the same period, the Portfolio's Class Y shares returned -27.96 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio's performance during this period was attributable to stock selection, especially within health care. The Portfolio benefited from holdings in a number of
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


GROWTH OF $10,000: DEVELOPING GROWTH --
                CLASS X
           ($ IN THOUSANDS)                 FUND     RUSSELL 2000(3)  RUSSELL 2500 GROWTH(4)
Nov-1994                                    $10,000          $10,000                 $10,000
Nov-1994                                    $10,070           $9,716                 $10,000
Dec-1994                                    $10,158           $9,977                 $10,203
Mar-1995                                    $10,702          $10,438                 $11,066
Jun-1995                                    $12,648          $11,417                 $12,052
Sep-1995                                    $14,746          $12,544                 $13,392
Dec-1995                                    $15,365          $12,816                 $13,625
Mar-1996                                    $16,213          $13,470                 $14,579
Jun-1996                                    $17,564          $14,144                 $15,324
Sep-1996                                    $17,982          $14,192                 $15,534
Dec-1996                                    $17,355          $14,930                 $15,679
Mar-1997                                    $15,540          $14,158                 $14,424
Jun-1997                                    $17,861          $16,453                 $16,769
Sep-1997                                    $21,093          $18,902                 $19,558
Dec-1997                                    $19,745          $18,269                 $17,992
Mar-1998                                    $22,255          $20,106                 $19,998
Jun-1998                                    $21,615          $19,169                 $19,022
Sep-1998                                    $17,203          $15,307                 $14,798
Dec-1998                                    $21,530          $17,804                 $18,550
Mar-1999                                    $22,794          $16,838                 $18,355
Jun-1999                                    $26,078          $19,456                 $21,439
Sep-1999                                    $27,153          $18,226                 $20,695
Dec-1999                                    $41,450          $21,588                 $28,842
Mar-2000                                    $45,800          $23,117                 $33,211
Jun-2000                                    $38,331          $22,244                 $30,916
Sep-2000                                    $36,577          $22,489                 $30,007
Dec-2000                                    $32,492          $20,936                 $24,201
Mar-2001                                    $24,222          $19,574                 $19,381
Jun-2001                                    $26,781          $22,371                 $23,503
Sep-2001                                    $20,157          $17,720                 $17,140
Dec-2001                                    $24,210          $21,456                 $21,579
Mar-2002                                    $23,393          $22,311                 $20,942
Jun-2002                                    $20,581          $20,448                 $17,459
Sep-2002                                    $16,589          $16,072                 $14,131
Dec-2002                                 $17,496(2)          $17,061                 $15,301

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

                               Average Annual Total Returns
                                 1 Year              5 Years             Since Inception
 Class X                       (27.73)%(1)          (2.39)%(1)                 7.11%(1)
 Class Y                       (27.96)%(1)              --                  (26.93)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2002 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Russell 2000 Index is a capitalization-weighted index, which is comprised of the 2000 smallest stocks included in the Russell 3000 Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values. The Index does not include any expenses, fees, or charges. The Index is unmanaged and should not be considered an investment. The period used for this benchmark in the above chart began on 11/30/94.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

areas, including medical equipment, biotechnology and health-care services. In addition, we were able to avoid many of the land mines within the sector that performed poorly during the year. Other areas in which stock selection positively affected performance were consumer staples, utilities and energy. Financial services had a negative effect on performance, due to both an underweighting of the sector and stock selection. Stock selection was also unfavorable within technology, consumer discretionary, and materials and processing; however, an overweighting of consumer discretionary and an underweighting of technology helped mitigate this to some extent.

The Portfolio began the reporting period with a tilt toward aggressive growth stocks. A number of its more-aggressive holdings, particularly within technology, consumer services, and business services, had appreciated significantly during the fourth quarter of 2001. We used that strength as an opportunity to trim some of those positions, as we felt that market sentiment had moved ahead of underlying business momentum in a number of areas. As the year progressed, it became increasingly clear to us that the cyclical downturn in technology would be longer and deeper than anticipated. We therefore significantly reduced the Portfolio's technology exposure by trimming or eliminating holdings in telecommunications equipment, semiconductor-related stocks and telephone services. We also reduced the Portfolio's exposure to media, industrials, and defense stocks. These assets were redeployed in consumer-oriented areas, including restaurants, travel, durable goods, and specialty retailing. Positions were also increased in financial services, energy, and transportation stocks.

Although the jury remains out on when the U.S. economy will emerge from its current weak state, we remain cautiously optimistic about the outlook for the stock market. Inflation appears to be under control. Interest rates are near record low levels, and such occasions historically have been an opportune time to own equities. In addition, corporate inventories are at extremely low levels, which mean that even small incremental growth in the economy will require an increase in manufacturing activity. We won't know for at least a few months if our optimism is misplaced, but we believe that we have assembled a portfolio of stocks that should perform well as the economy improves.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

Diversified Income Portfolio
For the 12-month period ended December 31, 2002, Diversified Income Portfolio's Class X shares produced a total return of 8.67 percent versus 9.84 percent for the Lehman Brothers Intermediate U.S. Government/Credit Index. For the same period, the Portfolio's Class Y shares returned 8.59 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio's return can be attributed to strong performances from its global and U.S. government/ mortgage portions. The Portfolio's high-yield component detracted from performance. The Portfolio's global component benefited from gains in non-dollar currencies relative to the U.S. dollar and positive performances for global bond markets. The government/mortgage component benefited from a net decline in yields. The high-yield component's holdings in the B-rated sector of the high-yield market and in telecommunications-related industries hampered performance.

HIGH-YIELD SECURITIES COMPONENT. The high-yield market experienced another disappointing year during 2002, with low returns, continued high default rates and high volatility. After a favorable start to the year, the market turned down strongly during the second and third quarters. By the end of the year, investor confidence improved, the economy showed signs of stabilizing and asset flows turned positive. The spread of the CSFB High-Yield Index reflected the volatile nature of the asset class during the year; the Index's yield spread versus U.S. Treasuries was at 868 basis points at the start of 2002, reached an all-time peak of 1,116 basis points during October, and then tightened to 947 basis points by year-end. At the end
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


GROWTH OF $10,000: DIVERSIFIED INCOME --
                CLASS X
            ($ IN THOUSANDS)                 FUND     LEHMAN(3)
Nov-1994                                     $10,000    $10,000
Dec-1994                                     $10,076    $10,022
Mar-1995                                     $10,222    $10,462
Jun-1995                                     $10,336    $10,984
Sep-1995                                     $10,469    $11,166
Dec-1995                                     $10,777    $11,559
Mar-1996                                     $11,027    $11,462
Jun-1996                                     $11,304    $11,534
Sep-1996                                     $11,500    $11,739
Dec-1996                                     $11,806    $12,026
Mar-1997                                     $11,820    $12,013
Jun-1997                                     $12,221    $12,367
Sep-1997                                     $12,639    $12,701
Dec-1997                                     $12,788    $12,973
Mar-1998                                     $13,010    $13,175
Jun-1998                                     $13,181    $13,423
Sep-1998                                     $13,310    $14,026
Dec-1998                                     $13,328    $14,067
Mar-1999                                     $13,175    $14,041
Jun-1999                                     $13,232    $13,985
Sep-1999                                     $13,191    $14,114
Dec-1999                                     $13,084    $14,121
Mar-2000                                     $13,167    $14,334
Jun-2000                                     $13,110    $14,576
Sep-2000                                     $12,701    $14,996
Dec-2000                                     $12,463    $15,550
Mar-2001                                     $12,340    $16,077
Jun-2001                                     $11,890    $16,185
Sep-2001                                     $11,915    $16,930
Dec-2001                                     $11,957    $16,944
Mar-2002                                     $11,811    $16,906
Jun-2002                                     $12,317    $17,507
Sep-2002                                     $12,559    $18,300
Dec-2002                                  $12,994(2)    $18,610

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

                                   Average Annual Total Returns
                                      1 Year                 5 Years             Since Inception
 Class X                             8.67%(1)                0.32%(1)                 3.27%(1)
 Class Y                             8.59%(1)                   --                  (0.43)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2002 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers Intermediate U.S. Government/Credit Index tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of 1 to 10 years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

of the year, spreads between high-yield securities and Treasury securities were near historically wide levels. These yield spreads offer very attractive value relative to underlying fundamentals.

GLOBAL SECURITIES COMPONENT. The Portfolio continued its strategy of seeking the best-performing markets within its investment-grade mandate while maintaining attractive income levels. The global portion benefited from declining bond yields and from gains in non-dollar currencies as U.S. and global economic data became somewhat uneven and as accounting scandals and equity-market weakness undermined confidence in the U.S. dollar. Benchmark European yields, for example, fell by about 150 basis points and the euro rose by about 18 percent relative to the U.S. dollar.

U.S. GOVERNMENT/MORTGAGE-BACKED SECURITIES COMPONENT. Despite a rise in U.S. Treasury yields during the first quarter, the net decline in yields for the year was substantial. Five-year Treasury yields, for example, declined by about 157 basis points to 2.57 percent. Mortgage-backed securities also performed well despite being handicapped by high prepayment speeds due to pervasive mortgage refinancing. By year-end, yields were above their lows as market participants began to expect improvement in the U.S. economy.

Dividend Growth Portfolio
For the 12-month period ended December 31, 2002, Dividend Growth Portfolio's Class X shares posted a total return of -17.92 percent versus -22.09 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned -18.15 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


GROWTH OF $10,000: DIVIDEND GROWTH --
               CLASS X
          ($ IN THOUSANDS)                FUND     S&P 500(3)
Nov-1994                                  $10,000     $10,000
Dec-1994                                   $9,995      $9,918
Mar-1995                                  $10,947     $10,883
Jun-1995                                  $12,113     $11,922
Sep-1995                                  $12,859     $12,870
Dec-1995                                  $14,005     $13,644
Mar-1996                                  $15,432     $14,377
Jun-1996                                  $15,791     $15,022
Sep-1996                                  $16,363     $15,486
Dec-1996                                  $17,435     $16,776
Mar-1997                                  $17,896     $17,227
Jun-1997                                  $20,639     $20,232
Sep-1997                                  $21,908     $21,748
Dec-1997                                  $21,991     $22,373
Mar-1998                                  $24,979     $25,495
Jun-1998                                  $25,037     $26,336
Sep-1998                                  $23,306     $23,716
Dec-1998                                  $26,329     $28,765
Mar-1999                                  $26,526     $30,198
Jun-1999                                  $29,700     $32,327
Sep-1999                                  $26,447     $30,308
Dec-1999                                  $26,468     $34,818
Mar-2000                                  $24,834     $35,616
Jun-2000                                  $24,087     $34,670
Sep-2000                                  $25,440     $34,331
Dec-2000                                  $27,886     $31,644
Mar-2001                                  $26,598     $27,893
Jun-2001                                  $28,204     $29,526
Sep-2001                                  $24,206     $25,192
Dec-2001                                  $26,367     $27,886
Mar-2002                                  $27,801     $27,966
Jun-2002                                  $25,518     $24,219
Sep-2002                                  $20,155     $20,035
Dec-2002                               $21,642(2)     $21,726

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

                               Average Annual Total Returns
                                 1 Year              5 Years             Since Inception
 Class X                       (17.92)%(1)          (0.32)%(1)                9.95%(1)
 Class Y                       (18.15)%(1)              --                  (5.45)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2002 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

Sector selection was most favorable in the technology group, where the Portfolio is underweighted relative to the S&P 500 Index benchmark. The Portfolio's overweighted positions in the basic resources and consumer durables areas were also strong positives. A slight overexposure to the utility sector proved to be a negative, as did an underweighting in health care. Stock selection within heavy industry and utilities also added modestly to relative performance. The Portfolio's financial services names detracted most meaningfully from overall results.

We continue to believe that the Portfolio is well positioned to benefit and perform well as the U.S. economy improves and investor sentiment becomes more positive. Portfolio transactions continue to reflect our commitment to the dividend growth discipline, which should be a clear beneficiary of any proposal to eliminate dividend taxation as part of an economic stimulus package. As of December 31, 2002, the fund was invested in 67 common stocks spread among virtually all industry sub-sectors.

Global Equity Portfolio
For the 12-month period ended December 31, 2002, Global Equity Portfolio's
Class X shares produced a total return of -17.37 percent, compared to -19.89 percent for the Morgan Stanley Capital International (MSCI) World Index. For the same period, the Portfolio's Class Y shares returned -17.57 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


GROWTH OF $10,000: GLOBAL EQUITY --
              CLASS X
         ($ IN THOUSANDS)               FUND     MSCI WORLD IX(3)
Nov-1994                                $10,000           $10,000
Dec-1994                                 $9,970            $9,854
Mar-1995                                $10,028           $10,315
Jun-1995                                $10,679           $10,755
Sep-1995                                $11,136           $11,356
Dec-1995                                $11,342           $11,896
Mar-1996                                $11,900           $12,380
Jun-1996                                $12,292           $12,739
Sep-1996                                $12,278           $12,909
Dec-1996                                $12,639           $13,500
Mar-1997                                $12,795           $13,538
Jun-1997                                $14,275           $15,576
Sep-1997                                $14,534           $16,022
Dec-1997                                $13,733           $15,628
Mar-1998                                $15,467           $17,866
Jun-1998                                $15,589           $18,229
Sep-1998                                $13,514           $16,044
Dec-1998                                $15,809           $19,431
Mar-1999                                $16,148           $20,124
Jun-1999                                $17,250           $21,085
Sep-1999                                $17,198           $20,772
Dec-1999                                $21,205           $24,276
Mar-2000                                $22,009           $24,525
Jun-2000                                $21,624           $23,656
Sep-2000                                $21,023           $22,467
Dec-2000                                $19,948           $21,077
Mar-2001                                $17,255           $18,370
Jun-2001                                $17,946           $18,854
Sep-2001                                $14,861           $16,144
Dec-2001                                $16,513           $17,531
Mar-2002                                $16,991           $17,591
Jun-2002                                $15,673           $15,985
Sep-2002                                $12,831           $13,047
Dec-2002                             $13,645(2)           $14,045

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

                            Average Annual Total Returns
                                 1 Year           5 Years         Since Inception
 Class X                       (17.37)%(1)      (0.13) %(1)             3.89%(1)
 Class Y                       (17.57)%(1)        --                 (17.66)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2002 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets including securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

The Portfolio's performance relative to its benchmark was favorably affected by its overweighted positions in healthcare, energy and materials sectors.

On December 31, 2002, the Portfolio's regional weighting targets were 61 percent in North America (overweighted relative to the MSCI World Index),
25 percent in Europe (underweighted), 9 percent in Japan (neutral) and
3 percent in Asia (overweighted). The remaining 2.0 percent was held in cash and cash equivalents.

The Portfolio's largest holdings as of December 31, 2002, were: GAP (United States, retail), Forest Laboratories (United States, pharmaceuticals), Eli Lilly (United States, pharmaceuticals), Lockheed Martin (United States, aerospace and defense), Gilead Sciences (United States, biotechnology), Rockwell Collins (United States, aerospace and defense) and General Mills (United States, food products). The Fund's largest foreign holdings were: UBS (Switzerland, banks), Konica (Japan, recreational products) and Fanuc (Japan, industrial machinery).

Growth Portfolio
For the 12-month period ended December 31, 2002, Growth Portfolio's Class X shares posted a total return of -27.84 percent versus -22.09 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned -28.02 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio underperformed the broad-based S&P 500 Index for the year but outperformed the Russell 1000 Growth Index, which more closely resembles the current Portfolio. Security selection and sector
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


GROWTH OF $10,000: GROWTH --
          CLASS X
      ($ IN THOUSANDS)           FUND     S&P 500(3)
Nov-1994                         $10,000     $10,000
Dec-1994                         $10,067      $9,918
Mar-1995                         $10,194     $10,883
Jun-1995                         $10,710     $11,922
Sep-1995                         $11,381     $12,870
Dec-1995                         $11,405     $13,644
Mar-1996                         $12,199     $14,377
Jun-1996                         $12,835     $15,022
Sep-1996                         $13,402     $15,486
Dec-1996                         $14,091     $16,776
Mar-1997                         $13,624     $17,227
Jun-1997                         $16,004     $20,232
Sep-1997                         $17,210     $21,748
Dec-1997                         $17,343     $22,373
Mar-1998                         $19,416     $25,495
Jun-1998                         $19,184     $26,336
Sep-1998                         $16,060     $23,716
Dec-1998                         $19,636     $28,765
Mar-1999                         $21,059     $30,198
Jun-1999                         $22,596     $32,327
Sep-1999                         $22,408     $30,308
Dec-1999                         $27,314     $34,818
Mar-2000                         $29,991     $35,616
Jun-2000                         $29,030     $34,670
Sep-2000                         $28,434     $34,331
Dec-2000                         $24,123     $31,644
Mar-2001                         $19,664     $27,893
Jun-2001                         $21,506     $29,526
Sep-2001                         $18,124     $25,192
Dec-2001                         $20,449     $27,886
Mar-2002                         $19,829     $27,966
Jun-2002                         $16,803     $24,219
Sep-2002                         $13,950     $20,035
Dec-2002                      $14,756(2)     $21,726

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

                               Average Annual Total Returns
                                 1 Year              5 Years             Since Inception
 Class X                       (27.84)%(1)          (3.18)%(1)                 4.89%(1)
 Class Y                       (28.02)%(1)              --                  (25.13)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2002 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

allocation both detracted from performance relative to the S&P 500. Of particular note, security selection was weak in consumer discretionary and industrials. Retailers Home Depot, Wal-Mart, and BJ's Wholesale Club turned in disappointing years. Tyco and General Electric dragged down industrial performance.

Health care represented the heaviest weight in the Portfolio and largest overweighting relative to the benchmark. In our view, pharmaceutical and biotechnology companies have compelling growth prospects. We take a portfolio approach to investing in this space by owning a number of companies. In pharmaceuticals we monitor the effectiveness of drug therapies and their market share. Pharmaceutical companies are also evaluated on the basis of their product pipeline in order to assess future growth potential. In biotechnology, we evaluate each drug's probability of success. Our overweighting of health care proved positive, however, security selection detracted from relative performance. Pfizer's shares have been weak on concerns regarding its merger with Pharmacia and a patent challenge. Idec Pharmaceuticals has experienced a slower than expected rollout of its Zevalin (Non-Hodgkins Lymphoma) drug therapy. Wyeth declined on news concerning side effects from long-term use of its hormone replacement therapy.

During the year, we sold AOL Time Warner and Liberty Media since both companies lacked financial statement transparency. In retail, warehouse club exposure was trimmed and we added to discounters via purchases of Dollar General, Kohls and Target. In the current environment we find the consumer to be trading down from department stores to discounters. Consumer staples exposure was increased by adding to the Procter & Gamble position. In our view, this company represents a solid, steady growth story with an impressive product lineup. We added to Eli Lilly and Johnson & Johnson positions thus increasing our pharmaceutical exposure. The liquidation of Tyco significantly reduced our industrial weight in the portfolio.

Money Market Portfolio
As of December 31, 2002, the Money Market Portfolio had net assets in excess of $193 million, with an average maturity of 39 days. For the seven-day period ended December 31, 2002, the Portfolio's Class X shares provided an effective annualized yield of 0.94 percent and a current yield of 0.93 percent, while its 30-day moving average yield for December was 0.97 percent. For the 12-month period ended December 31, 2002, the Porfolio's Class X shares provided a total return of 1.34 percent.

For the seven-day period ended December 31, 2002, the Portfolio's Class Y shares provided an effective annualized yield of 0.69 percent and a current yield of
0.68 percent, while its 30-day moving average yield for December was
0.72 percent. For the 12-month period ended December 31, 2002, the portfolio's

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

Class Y shares provided a total return of 1.09 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

On December 31, 2002, approximately 67 percent of the Portfolio was invested in high-quality commercial paper, 28 percent in federal agency obligations and the remaining 5 percent in short-term certificates of deposit issued by financially strong commercial banks. Approximately 94 percent of the Portfolio's holdings were due to mature in less than four months. Consequently, we believe the Portfolio is well positioned for stability of value with a very high degree of liquidity. As always, we attempt to operate the Portfolio in a conservative manner without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. We believe that the Portfolio continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money-market conditions.

Utilities Portfolio
For the 12-month period ended December 31, 2002, Utilities Portfolio's Class X shares produced a total return of -20.37 percent versus -22.09 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned -20.58 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The primary reason for the Portfolio's absolute performance was attributed to the lackluster performance in the merchant energy and telecommunications sectors, which were affected by the economic downturn. The Portfolio's outperformance relative to the S&P 500 Index was EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


GROWTH OF $10,000: UTILITIES --
            CLASS X
       ($ IN THOUSANDS)             FUND     S&P 500(3)
Nov-1994                            $10,000     $10,000
Dec-1994                            $10,065      $9,918
Mar-1995                            $10,508     $10,883
Jun-1995                            $11,128     $11,922
Sep-1995                            $12,124     $12,870
Dec-1995                            $12,889     $13,644
Mar-1996                            $13,072     $14,377
Jun-1996                            $13,621     $15,022
Sep-1996                            $13,298     $15,486
Dec-1996                            $13,981     $16,776
Mar-1997                            $13,729     $17,227
Jun-1997                            $15,031     $20,232
Sep-1997                            $16,102     $21,748
Dec-1997                            $17,679     $22,373
Mar-1998                            $19,996     $25,495
Jun-1998                            $19,786     $26,336
Sep-1998                            $18,602     $23,716
Dec-1998                            $21,609     $28,765
Mar-1999                            $21,918     $30,198
Jun-1999                            $24,729     $32,327
Sep-1999                            $24,475     $30,308
Dec-1999                            $31,056     $34,818
Mar-2000                            $35,987     $35,616
Jun-2000                            $32,123     $34,670
Sep-2000                            $32,899     $34,331
Dec-2000                            $30,463     $31,644
Mar-2001                            $26,843     $27,893
Jun-2001                            $26,206     $29,526
Sep-2001                            $22,448     $25,192
Dec-2001                            $22,692     $27,886
Mar-2002                            $22,376     $27,966
Jun-2002                            $19,817     $24,219
Sep-2002                            $16,632     $20,035
Dec-2002                         $18,070(2)     $21,726

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

                               Average Annual Total Returns
                                 1 Year              5 Years             Since Inception
 Class X                       (20.37)%(1)           0.44%(1)                  7.54%(1)
 Class Y                       (20.58)%(1)              --                  (21.92)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2002 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

primarily the result of a defensive management strategy that included an above-average cash allocation throughout much of the year and an emphasis on defensive electric and gas utilities. For reference, the New York Stock Exchange Utilities Index, returned -26.9 percent.

During the period under review, the electric power sector was hampered by credit and liquidity concerns related to the merchant energy sector and stagnant power prices resulting from the current oversupply. The sector was bolstered by its defensive characteristics, including yield support, the potential for a comprehensive energy bill and a modification to the dividend tax code. Electric utilities finished the year in strong fashion, based on valuation and yield appeal. The Portfolio de-emphasized merchant power companies during the fiscal year and focused on the more-defensive, yield-oriented regulated utilities with more-conservative business plans.

Following a prolonged period of underperformance, the telecommunications sector strengthened toward the end of 2002 as investors became attracted to the sector's relative and absolute valuations, above-average dividend yields and strong free cash flow, which could accommodate debt reduction, share repurchases and dividend increases going forward. Within this sector, the Portfolio continued to overweight the Regional Bells, selective high-quality wireless companies with attractive takeover potential and solid rural companies that are less susceptible to competition. Moreover, telecommunications companies now have greater exposure to economically sensitive growth drivers (i.e., data, wireless, DSL and long distance) compared to the last time the U.S. economy emerged from recession. While the economic downturn affected this group more severely than most telecommunications analysts expected, any upturn in economic activity could have a better-than-expected impact on industry fundamentals. During the second half of 2002 the Portfolio increased its allocation to the telecommunications sector as the group strengthened and investors looked to an economic upturn as a key catalyst for improving the sector's fundamentals.

Amid this difficult environment, the Utilities Portfolio continued to emphasize what we believe to be high-quality utilities companies with attractive yields, solid balance sheets, deep management teams and above-average earnings visibility. In terms of asset allocation, on December 31, 2002, 88 percent of the Portfolio's net assets were allocated to utility and utility-related equities. Within the equity component, industry selection featured 49 percent electric power, 26 percent telecommunications and 25 percent energy and other. The Portfolio's high-quality fixed-income portfolio accounted for 6 percent of net assets. The remaining 5 percent was held in cash and cash equivalents. Further enhancing diversification are selective international holdings accounting for 4 percent of net assets having a focus on global telecommunications. The Portfolio's fixed-income portfolio remains well diversified with Portfolio holdings having a weighted

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

average credit rating of "A2" and "A", as measured by Moody's Investors Service, Inc., and Standard & Poor's Corporation, respectively.

We believe that the electric utility sector is slowly returning to a more traditional operating mode, as several companies continue to firm up their balance sheets and reduce their exposure to the merchant energy segment. In our view, this trend may translate into lower share price volatility, better earnings predictability and dividend sustainability over time. Any continued strengthening of the economy should foster better fundamentals across all utility sectors, particularly within the telecommunications arena. Consequently, we anticipate increasing the Portfolio's telecommunications exposure over the next several quarters.

Value-Added Market Portfolio
For the 12-month period ended December 31, 2002, Value-Added Market Portfolio's Class X shares produced a total return of -15.97 percent, compared to -22.09 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares posted a total return of -16.21 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio invests in substantially all the stocks included in the S&P 500 Index. Unlike the capitalization-weighted S&P 500 Index, however, the Portfolio consists of an approximate equal weighting of each stock in the Index. Adjustments to the Portfolio are made at least annually to maintain approximate equal weightings. This generally results in emphasizing the stocks of small- and mid-cap companies where as the S&P 500 Index over-weights large companies. The Portfolio's investment approach currently results in overweightings in the consumer discretionary, basic materials, and utilities sectors and underweightings in the financial, health care and technology sectors relative to the S&P 500 Index.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


GROWTH OF $10,000: VALUE-ADDED MARKET --
                CLASS X
            ($ IN THOUSANDS)                 FUND     S&P 500(3)
Nov-1994                                     $10,000     $10,000
Dec-1994                                      $9,924      $9,918
Mar-1995                                     $10,752     $10,883
Jun-1995                                     $11,483     $11,922
Sep-1995                                     $12,157     $12,870
Dec-1995                                     $12,617     $13,644
Mar-1996                                     $13,343     $14,377
Jun-1996                                     $13,765     $15,022
Sep-1996                                     $14,051     $15,486
Dec-1996                                     $14,861     $16,776
Mar-1997                                     $15,075     $17,227
Jun-1997                                     $17,086     $20,232
Sep-1997                                     $18,744     $21,748
Dec-1997                                     $18,743     $22,373
Mar-1998                                     $21,028     $25,495
Jun-1998                                     $20,834     $26,336
Sep-1998                                     $17,959     $23,716
Dec-1998                                     $21,028     $28,765
Mar-1999                                     $21,273     $30,198
Jun-1999                                     $24,047     $32,327
Sep-1999                                     $21,944     $30,308
Dec-1999                                     $23,583     $34,818
Mar-2000                                     $23,578     $35,616
Jun-2000                                     $23,443     $34,670
Sep-2000                                     $24,995     $34,331
Dec-2000                                     $26,408     $31,644
Mar-2001                                     $24,957     $27,893
Jun-2001                                     $26,657     $29,526
Sep-2001                                     $22,888     $25,192
Dec-2001                                     $25,925     $27,886
Mar-2002                                     $27,294     $27,966
Jun-2002                                     $24,830     $24,219
Sep-2002                                     $20,276     $20,035
Dec-2002                                  $21,785(2)     $21,726

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

                               Average Annual Total Returns
                                 1 Year              5 Years             Since Inception
 Class X                       (15.97)%(1)           3.05%(1)                 10.03%(1)
 Class Y                       (16.21)%(1)              --                   (3.90)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2002 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

Consequently, the Portfolio significantly outperformed its benchmark for the period under review, buoyed by the strong performance of basic material stocks as well as small- and mid-capitalization companies.

Looking Ahead
Although it has been a tough environment for the equity markets, we think we may be closer to the bottom than not. The United States now has a stimulative monetary policy, a low-interest-rate environment and a decent inflation situation. That said, the market might not have much flexibility until there is some sort of closure in the situation in Iraq. Nonetheless, we are cautiously optimistic for the stock market's long-term prospects. With the market falling off as much as it has over the last two years, stocks are returning to what we believe are more reasonable valuation levels, levels that are beginning to reflect the risks in the economy and the world. There are still many issues to be resolved in terms of corporate-governance and accounting issues. Longer term, as the economy recovers and corporate-governance issues diminish, we believe the overall health of the stock market should also begin to improve. Ultimately, we would like to see a stock market that is driven by fundamentals, not by sentiment.

Within the fixed-income markets, yield spreads between government and higher-risk sectors are likely to return closer to historic levels over the course of the year as the economy stabilizes. While it's impossible to say when this will happen, it is also likely that interest rates will trend moderately upward once the Federal Reserve believes the economy has turned the corner.

We appreciate your ongoing support of Morgan Stanley Select Dimensions Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

  /s/ Charles A. Fiumefreddo                        /s/ Mitchell M. Merin

Charles A. Fiumefreddo                              Mitchell M. Merin
CHAIRMAN OF THE BOARD                               PRESIDENT AND CEO

Morgan Stanley Select Dimensions Investment Series
RESULTS OF SPECIAL MEETING / / DECEMBER 31, 2002

On August 20, 2002, a special meeting of shareholders of the Emerging Markets Portfolio and North American Government Securities Portfolio was held for the purpose of voting on the following proposal:

(1) Approval of a Plan of Liquidation and Dissolution pursuant to which each Portfolio's assets were liquidated, known liabilities satisfied and the remaining proceeds distributed to shareholders (contract owners who had not transferred their contract values out of the Portfolios by the date of the liquidation had their contract values invested in shares of the Portfolios automatically transferred to the variable account that invests in the Money Market Portfolio).

EMERGING MARKETS PORTFOLIO
  For.............................................  914,436.818
 Against..........................................   24,685,031
 Abstain..........................................   36,560.077
NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO
  For.............................................  496,165.158
 Against..........................................    7,314.003
 Abstain..........................................   33,485.403

Money Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

                                                                 ANNUALIZED
PRINCIPAL                                                          YIELD
AMOUNT IN                                                        ON DATE OF          MATURITY
THOUSANDS                                                         PURCHASE             DATE             VALUE

-----------------------------------------------------------------------------------------------------------------

           COMMERCIAL PAPER (67.6%)
           BANKING (4.1%)
 $ 7,900   Citicorp..........................................   1.32 - 1.55%   01/07/03 - 01/08/03   $  7,897,962
                                                                                                     ------------
           FINANCE - AUTOMOTIVE (4.5%)
   8,712   American Honda Finance Corp.......................   1.32 - 1.35    01/23/03 - 02/11/03      8,701,635
                                                                                                     ------------
           FINANCE - CONSUMER (8.3%)
   8,500   FCAR Owner Trust..................................   1.34 - 1.37    01/08/03 - 01/13/03      8,497,142
   7,500   New Center Asset Trust............................   1.32 - 1.34    01/14/03 - 01/30/03      7,494,315
                                                                                                     ------------
                                                                                                       15,991,457
                                                                                                     ------------
           FINANCE - CORPORATE (4.6%)
   8,975   Ciesco, L.P.......................................   1.32 - 1.72    01/03/03 - 01/22/03      8,971,390
                                                                                                     ------------
           FINANCIAL CONGLOMERATES (9.1%)
   8,000   General Electric Capital Corp.....................   1.60 - 1.78    01/06/03 - 02/07/03      7,991,288
   9,720   Mortgage Interest Networking Trust................   1.35 - 1.37    01/22/03 - 01/31/03      9,710,595
                                                                                                     ------------
                                                                                                       17,701,883
                                                                                                     ------------
           INSURANCE (2.4%)
   4,690   American General Finance Corp.....................   1.32 - 1.33    01/24/03 - 02/06/03      4,685,076
                                                                                                     ------------
           INTEGRATED OIL (4.0%)
   7,800   Shell Finance (UK) PLC............................   1.74 - 1.77    01/10/03 - 01/13/03      7,796,383
                                                                                                     ------------
           INTERNATIONAL BANKS (29.6%)
   5,250   A N Z (Delaware) Inc..............................   1.32 - 1.38    01/15/03 - 03/06/03      5,245,277
   8,000   ABN-AMRO N.A. Finance, Inc........................   1.31 - 1.54    01/07/03 - 01/21/03      7,996,059
   5,650   Barclays U.S. Funding Corp........................   1.31 - 1.52    02/04/03 - 03/13/03      5,639,107
   4,700   BNP Paribas Finance, Inc..........................       1.32             02/25/03           4,690,522
   5,550   CBA (Delaware) Finance Inc........................   1.30 - 1.37    01/06/03 - 03/18/03      5,542,801
   9,550   Dexia (Delaware) LLC..............................       1.33       02/13/03 - 02/20/03      9,533,002
   1,400   Lloyds TSB Bank PLC...............................       1.32             03/11/03           1,396,458
   9,500   Societe General N.A. Inc..........................   1.32 - 1.52    01/06/03 - 03/05/03      9,485,471
   5,000   UBS Finance (Delaware) LLC........................   1.33 - 1.35    02/10/03 - 03/03/03      4,990,993
   2,500   Westpac Capital Corp..............................       1.30             02/12/03           2,496,208
                                                                                                     ------------
                                                                                                       57,015,898
                                                                                                     ------------
           INVESTMENT BANKS/BROKERS (1.0%)
   2,000   Goldman Sachs Group, Inc. (The)...................       1.43             01/02/03           1,999,920
                                                                                                     ------------
           TOTAL COMMERCIAL PAPER
            (COST $130,761,604)....................................................................   130,761,604
                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Money Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

                                                                ANNUALIZED
PRINCIPAL                                                          YIELD
AMOUNT IN                                                       ON DATE OF          MATURITY
THOUSANDS                                                        PURCHASE             DATE              VALUE

-----------------------------------------------------------------------------------------------------------------

           CERTIFICATES OF DEPOSIT (4.6%)
 $ 9,000   State Street Bank & Trust Co.
            (COST $9,000,000)................................   1.35 - 1.75%   01/02/03 - 01/09/03   $  9,000,000
                                                                                                     ------------
           U.S. GOVERNMENT AGENCIES (28.1%)
   2,475   Federal Farm Credit Banks.........................       1.45             08/05/03           2,453,765
   2,720   Federal Home Loan Banks...........................   1.26 - 1.68    01/10/03 - 01/27/03      2,717,879
  13,725   Federal Home Loan Mortgage Corp...................   1.28 - 1.76    01/02/03 - 04/24/03     13,710,503
  32,837   Federal National Mortgage Assoc...................   1.28 - 1.80    01/15/03 - 05/14/03     32,733,750
   2,710   Student Loan Marketing Assoc......................       2.22             02/18/03           2,702,159
                                                                                                     ------------
           TOTAL U.S. GOVERNMENT AGENCIES
            (COST $54,318,056).....................................................................    54,318,056
                                                                                                     ------------

           TOTAL INVESTMENTS
            (COST $194,079,660) (a)..........................  100.3%   194,079,660
           LIABILITIES IN EXCESS OF OTHER ASSETS.............   (0.3)      (595,120)
                                                               -----   ------------
           NET ASSETS........................................  100.0%  $193,484,540
                                                               =====   ============

---------------------

 (a)  COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE             VALUE

-------------------------------------------------------------------------------------

            GOVERNMENT & CORPORATE BONDS (84.4%)
            FOREIGN (30.6%)
            AUSTRIA (4.1%)
            GOVERNMENT OBLIGATION
EUR 2,700   Austrian Government Bond......   3.40%        10/20/04        $ 2,867,602
                                                                          -----------
            AUSTRALIA (0.0%)
            CABLE/SATELLITE TV (0.0%)
$       3   Australis Media Ltd. (a)(c)...  15.75         05/15/03                  0
                                                                          -----------
            OTHER METALS/MINERALS (0.0%)
       70   Murrin Murrin Holdings
             Property Ltd. (c)............   9.375        08/31/07             16,800
                                                                          -----------
            TOTAL AUSTRALIA.............................................       16,800
                                                                          -----------
            BERMUDA (0.1%)
            PERSONNEL SERVICES (0.1%)
 EUR   40   Adecco Financial Services.....   6.00         03/15/06             43,189
                                                                          -----------
            SPECIALTY TELECOMMUNICATIONS (0.0%)
$     230   Global Crossing Holdings, Ltd.
             (a)(c).......................   8.70         08/01/07              6,900
       55   Global Crossing Holdings, Ltd.
             (a)(c).......................   9.50         11/15/09              1,650
                                                                          -----------
                                                                                8,550
                                                                          -----------
            TOTAL BERMUDA...............................................       51,739
                                                                          -----------
            CANADA (4.0%)
            AIRLINES (0.1%)
      140   Air Canada Corp...............  10.25         03/15/11             78,400
                                                                          -----------
            BROADCASTING (0.0%)
       10   Corus Entertainment, Inc......   8.75         03/01/12             10,587
                                                                          -----------
            CHEMICALS: SPECIALTY (0.1%)
       60   Acetex Corp...................  10.875        08/01/09             63,600
                                                                          -----------
            COMMERCIAL PRINTING/FORMS (0.1%)
       75   Quebecor Media Inc............  11.125        07/15/11             69,094
                                                                          -----------
            CONSUMER/BUSINESS SERVICES (0.1%)
       88   MDC Communication Corp........  10.50         12/01/06             78,760
                                                                          -----------
            ELECTRONICS/APPLIANCES (0.0%)
      750   International Semi-Tech
             Microelectronics, Inc.
             (a)(c).......................  11.50         08/15/03                  0
                                                                          -----------
            FOREST PRODUCTS (0.3%)
      185   Tembec Industries Inc.........   8.50         02/01/11            186,387
                                                                          -----------
            GOVERNMENT OBLIGATION (2.6%)
CAD 2,675   Canada Government Bond........   5.50         06/01/09          1,805,770
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            MOVIES/ENTERTAINMENT (0.2%)
$     140   Alliance Atlantis
             Communications, Inc..........  13.00%        12/15/09        $   152,600
                                                                          -----------
            PUBLISHING: NEWSPAPERS (0.1%)
      101   Hollinger Participation -
             144A*........................  12.125+       11/15/10             94,497
                                                                          -----------
            PULP & PAPER (0.4%)
       30   Abitibi - Consolidated Inc....   8.85         08/01/30             32,261
       60   Abitibi - Consolidated Inc....   8.55         08/01/10             66,592
      100   Norske Skog Canada Ltd........   8.625        06/15/11            100,750
       50   Pacifica Papers Inc...........  10.00         03/15/09             52,875
                                                                          -----------
                                                                              252,478
                                                                          -----------
            SPECIALTY TELECOMMUNICATIONS (0.0%)
      200   Worldwide Fiber Inc. (a)(c)...  12.00         08/01/09                 20
                                                                          -----------
            TOTAL CANADA................................................    2,792,193
                                                                          -----------
            FINLAND (2.1%)
            GOVERNMENT OBLIGATION
 GBP  900   Finland (Republic of) (b).....   8.00         04/07/03          1,463,732
                                                                          -----------
            FRANCE (6.5%)
            GOVERNMENT OBLIGATIONS (6.4%)
EUR 1,300   France (Republic of) (b)......   3.50         07/12/04          1,382,069
      490   France (Republic of) (b)......   5.25         04/25/08            551,029
    1,900   France (Republic of) (b)......   6.50         04/25/11          2,307,217
      160   France (Republic of)..........   8.50         10/25/19            239,652
                                                                          -----------
                                                                            4,479,967
                                                                          -----------
            TELECOMMUNICATIONS (0.1%)
 GBP   35   France Telecom................   7.25         11/10/20             53,287
                                                                          -----------
            TOTAL FRANCE................................................    4,533,254
                                                                          -----------
            GERMANY (5.8%)
            CABLE/SATELLITE TV (0.0%)
$     225   Callahan Nordrhein Westfalen
             (a)(c).......................  14.00         07/15/10              8,437
                                                                          -----------
            GOVERNMENT OBLIGATIONS (5.8%)
 EUR  800   Deutscheland Republic.........   7.50         09/09/04            905,041
    2,450   Deutscheland Republic (b).....   6.25         01/04/24          3,073,420
                                                                          -----------
                                                                            3,978,461
                                                                          -----------
            TOTAL GERMANY...............................................    3,986,898
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            ITALY (3.5%)
            GOVERNMENT OBLIGATION
EUR 2,240   Italy (Republic of) (b).......   4.25%        11/01/09        $ 2,394,327
                                                                          -----------
            IRELAND (0.2%)
            INVESTMENT MANAGERS
$     150   MDP Acquisition PLC - 144A*...   9.625        10/01/12            156,000
                                                                          -----------
            LUXEMBOURG (0.2%)
            CHEMICALS: AGRICULTURAL (0.1%)
 EUR   65   Sygenta Lux Finance...........   5.50         07/10/06             71,660
                                                                          -----------
            INDUSTRIAL CONGLOMERATES (0.1%)
$      80   Tyco International Group
             S.A..........................   6.75         02/15/11             75,600
                                                                          -----------
            TOTAL LUXEMBOURG............................................      147,260
                                                                          -----------
            MEXICO (0.2%)
            GOVERNMENT OBLIGATIONS
       85   United Mexican States Corp....   8.375        01/14/11             96,050
       30   United Mexican States Corp....   8.00         09/24/22             31,050
       20   United Mexican States Corp....   8.30         08/15/31             21,100
                                                                          -----------
            TOTAL MEXICO................................................      148,200
                                                                          -----------
            NETHERLANDS (0.1%)
            OTHER TRANSPORTATION
 EUR   50   Fixed Link Holding Finance....   5.75         08/01/25             54,810
                                                                          -----------
            NEW ZEALAND (0.4%)
            GOVERNMENT OBLIGATION
 NZD  490   New Zealand Government........   6.00         11/15/11            255,891
                                                                          -----------
            QATAR (0.1%)
            GAS DISTRIBUTORS
$      35   Ras Laffan Liquid Natural Gas
             Co. - 144A*..................   8.294        03/15/14             37,950
                                                                          -----------
            SINGAPORE (0.1%)
            ELECTRONIC COMPONENTS
       10   Flextronics International
             Ltd..........................   8.75         10/15/07             10,275
       65   Flextronics International
             Ltd..........................   9.875        07/01/10             70,037
                                                                          -----------
            TOTAL SINGAPORE.............................................       80,312
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            SWEDEN (1.3%)
            GOVERNMENT OBLIGATION (1.2%)
SEK 7,225   Swedish Government Bond.......   5.00%        01/15/04        $   842,702
                                                                          -----------
            MISCELLANEOUS COMMERCIAL SERVICES (0.1%)
 EUR   70   Securitas AB..................   6.125        03/14/08             78,145
                                                                          -----------
            TOTAL SWEDEN................................................      920,847
                                                                          -----------
            UNITED KINGDOM (1.9%)
            ADVERTISING/MARKETING SERVICES (0.1%)
       90   WPP Group PLC.................   6.00         06/18/08             95,209
                                                                          -----------
            AEROSPACE & DEFENSE (0.0%)
       25   Rolls-Royce PLC...............   6.375        06/14/07             27,393
                                                                          -----------
            CABLE/SATELLITE TV (0.4%)
$     125   British Sky Broadcasting Group
             PLC..........................   6.875        02/23/09            127,812
      100   British Sky Broadcasting Group
             PLC..........................   8.20         07/15/09            108,000
      200   Telewest Communications PLC...   9.875        02/01/10             36,000
                                                                          -----------
                                                                              271,812
                                                                          -----------
            CHEMICALS: SPECIALTY (0.1%)
       65   Avecia Group PLC..............  11.00         07/01/09             50,700
                                                                          -----------
            GOVERNMENT OBLIGATION (0.9%)
 GBP  350   U.K. Treasury (b).............   5.00         03/07/12            589,824
                                                                          -----------
            MISCELLANEOUS MANUFACTURING (0.1%)
 EUR   60   FKI PLC.......................   6.625        02/22/10             57,330
                                                                          -----------
            REAL ESTATE DEVELOPMENT (0.1%)
       75   Hammerson PLC.................   6.25         06/20/08             83,101
                                                                          -----------
            TOBACCO (0.2%)
       50   BAT International Finance
             PLC..........................   4.875        02/25/09             52,774
       50   Imperial Tobacco Finance
             PLC..........................   6.375        09/27/06             55,693
                                                                          -----------
                                                                              108,467
                                                                          -----------
            TOTAL UNITED KINGDOM........................................    1,283,836
                                                                          -----------
            TOTAL FOREIGN
             (COST $20,103,503).........................................   21,191,651
                                                                          -----------
            UNITED STATES (53.8%)
            CORPORATE BONDS (19.6%)
            ADVERTISING/MARKETING SERVICES (0.2%)
$      95   Interep National Radio
             Sales, Inc. (Series B).......  10.00         07/01/08             74,100

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

$      60   RH Donnelley Financial
             Corp. - 144A*................  10.875%       12/15/12        $    65,400
       20   RH Donnelley Financial
             Corp. - 144A*................   8.875        12/15/10             21,400
                                                                          -----------
                                                                              160,900
                                                                          -----------
            AEROSPACE & DEFENSE (0.1%)
      200   Loral Space & Communications
             Ltd..........................   9.50         01/15/06             32,000
       20   Raytheon Co...................   8.20         03/01/06             22,471
                                                                          -----------
                                                                               54,471
                                                                          -----------
            ALTERNATIVE POWER GENERATION (0.1%)
      100   Calpine Corp..................   8.50         02/15/11             43,500
                                                                          -----------
            APPAREL/FOOTWEAR RETAIL (0.1%)
       50   Gap, Inc. (The)...............   8.80         12/15/08             54,500
                                                                          -----------
            AUTO PARTS: O.E.M. (0.9%)
       35   ArvinMeritor, Inc.............   8.75         03/01/12             36,925
       40   Collins & Aikman Products.....  11.50         04/15/06             33,600
      100   Collins & Aikman Products.....  10.75         12/31/11             95,250
      125   Dana Corp.....................   9.00         08/15/11            120,625
      110   Dura Operating Corp.
             (Series B)...................   8.625        04/15/12            110,550
      130   Intermet Corp.................   9.75         06/15/09            117,000
       45   Lear Corp. (Series B).........   8.11         05/15/09             47,587
       95   Metaldyne Corp................  11.00         06/15/12             77,900
                                                                          -----------
                                                                              639,437
                                                                          -----------
            BANKING (0.6%)
 AUD  700   KFW International Inc.........   6.25         07/15/05            405,885
                                                                          -----------
            BROADCAST/MEDIA (0.2%)
$     250   Tri-State Outdoor Media
             Group, Inc. (c)..............  11.00         05/15/08            162,812
                                                                          -----------
            BROADCASTING (0.3%)
 EUR   75   Clear Channel
             Communications, Inc..........   6.50         07/07/05             79,065
$     110   Salem Communications Holdings
             Corp.........................   9.00         07/01/11            115,362
                                                                          -----------
                                                                              194,427
                                                                          -----------
            BUILDING PRODUCTS (0.1%)
       45   Brand Services, Inc. -
             144A*........................  12.00         10/15/12             47,250
       25   Nortek, Inc...................   9.25         03/15/07             25,687
                                                                          -----------
                                                                               72,937
                                                                          -----------
            CABLE/SATELLITE TV (0.6%)
      280   Charter Communications
             Holdings/Charter Capital.....  11.75++       05/15/11             70,000
       60   Echostar DBS Corp.............   9.375        02/01/09             63,450
      190   Echostar DBS Corp.............   9.125        01/15/09            199,975
      175   Knology Holdings, Inc. - 144A*
             (d)..........................  12.00+        11/30/09             70,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

$      25   Pegasus Communications Corp.
             (Series B)...................   9.75 %       12/01/06        $    13,250
       25   Pegagus Communications Corp.
             (Series B)...................  12.50         08/01/07             13,250
                                                                          -----------
                                                                              429,925
                                                                          -----------
            CASINO/GAMING (0.8%)
      840   Aladdin Gaming
             Holdings/Capital Corp. LLC
             (Series B)...................  13.50++       03/01/10              6,300
       75   Harrah's Operating
             Co., Inc.....................   7.875        12/15/05             79,500
       50   Harrah's Operating
             Co., Inc.....................   8.00         02/01/11             57,668
      115   Park Place Entertainment......   8.875        09/15/08            122,197
      299   Resort At Summer/Ras Co.
             (Series B) (a)(c)............  13.00         12/15/07                  0
       70   Station Casinos, Inc..........   8.375        02/15/08             74,375
      140   Station Casinos, Inc..........   9.875        07/01/10            151,900
       80   Venetian Casino/LV Sands......  11.00         06/15/10             83,600
                                                                          -----------
                                                                              575,540
                                                                          -----------
            CELLULAR TELEPHONE (0.3%)
       70   Dobson/Sygnet
             Communications...............  12.25         12/15/08             53,550
      150   Nextel
             Communications, Inc..........  10.65         09/15/07            143,250
                                                                          -----------
                                                                              196,800
                                                                          -----------
            CHEMICALS: MAJOR DIVERSIFIED (0.3%)
       86   Equistar Chemical.............  10.125        09/01/08             78,260
      160   Huntsman ICI Chemicals........  10.125        07/01/09            132,800
                                                                          -----------
                                                                              211,060
                                                                          -----------
            CHEMICALS: SPECIALTY (0.7%)
       50   FMC Corp. - 144A*.............  10.25         11/01/09             54,000
       60   ISP Chemco....................  10.25         07/01/11             62,100
      135   ISP Holdings Inc.
             (Series B)...................  10.625        12/15/09            117,450
       50   Lyondell Chemical Co.
             (Series B)...................   9.875        05/01/07             48,000
       75   Lyondell Chemical Co.
             (Series B)...................   9.50         12/15/08             69,750
       65   Millennium America, Inc.......   9.25         06/15/08             67,762
       85   Millennium America, Inc.......   7.00         11/15/06             82,131
                                                                          -----------
                                                                              501,193
                                                                          -----------
            COMMERCIAL PRINTING/FORMS (0.2%)
      125   Mail-Well Corp. I.............   9.625        03/15/12            111,250
      300   Premier Graphics Inc.
             (a)(c).......................  11.50         12/01/05                  0
                                                                          -----------
                                                                              111,250
                                                                          -----------
            CONSUMER/BUSINESS SERVICES (0.4%)
      280   Comforce Operating, Inc.......  12.00         12/01/07            126,000
      160   Muzak LLC/Muzak Finance
             Corp.........................   9.875        03/15/09            130,400
                                                                          -----------
                                                                              256,400
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            CONTAINERS/PACKAGING (0.5%)
$     160   Owens-Brockway Glass Con
             Inc. - 144A*.................   8.75%        11/15/12        $   162,400
       25   Pliant Corp...................  13.00         06/01/10             22,937
       55   Pliant Corp...................  13.00         06/01/10             50,325
       95   Riverwood International
             Corp.........................  10.875        04/01/08             95,475
                                                                          -----------
                                                                              331,137
                                                                          -----------
            DEPARTMENT STORES (0.2%)
       55   Federated Department
             Stores, Inc..................   6.90         04/01/29             57,248
       15   Penney (J.C.) Co., Inc........   7.60         04/01/07             15,187
       55   Penney (J.C.) Co., Inc. -
             144A*........................   9.00         08/01/12             56,100
       10   Penney (J.C.) Co., Inc........   6.875        10/15/15              8,500
                                                                          -----------
                                                                              137,035
                                                                          -----------
            DIVERSIFIED MANUFACTURING (0.1%)
       90   Eagle-Picher
             Industries, Inc..............   9.375        03/01/08             63,450
                                                                          -----------
            DRUGSTORE CHAINS (0.1%)
       70   Rite Aid Corp.................   7.70         02/15/27             49,000
                                                                          -----------
            ELECTRIC UTILITIES (0.2%)
       95   Monongahela Power Co..........   5.00         10/01/06             91,728
       75   PSEG Energy Holdings..........   8.625        02/15/08             62,625
                                                                          -----------
                                                                              154,353
                                                                          -----------
            ELECTRONIC COMPONENTS (0.1%)
      165   Solectron Corp. (Conv.).......   0.00         11/20/20             83,738
                                                                          -----------
            ELECTRONIC DISTRIBUTORS (0.2%)
      135   BRL Universal Equipment
             Corp.........................   8.875        02/15/08            140,400
      400   CHS Electronics, Inc.
             (a)(c).......................   9.875        04/15/05              3,500
                                                                          -----------
                                                                              143,900
                                                                          -----------
            ELECTRONIC EQUIPMENT/INSTRUMENTS (0.1%)
      155   High Voltage
             Engineering, Inc.............  10.75         08/15/04             40,300
                                                                          -----------
            ENGINEERING & CONSTRUCTION (0.0%)
       55   Encompass Services Corp.
             (a)(c).......................  10.50         05/01/09              1,100
      325   Metromedia Fiber Network
             (Series B) (a)(c)............  10.00         11/15/08              4,062
                                                                          -----------
                                                                                5,162
                                                                          -----------
            ENVIRONMENTAL SERVICES (0.6%)
      185   Allied Waste North
             America, Inc. (Series B).....  10.00         08/01/09            183,612
        5   USA Waste Services, Inc.......   7.125        10/01/07              5,458
      200   Waste Management, Inc.
             (Series A)...................   7.375        08/01/10            218,828
                                                                          -----------
                                                                              407,898
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            FINANCE/RENTAL/LEASING (0.3%)
$     120   Ford Motor Credit Co..........   7.25 %       10/25/11        $   116,601
      100   Ford Motor Credit Co..........   7.375        10/28/09             99,086
                                                                          -----------
                                                                              215,687
                                                                          -----------
            FINANCIAL CONGLOMERATES (0.2%)
       45   Case Credit Corp..............   6.125        02/15/03             44,709
       85   General Electric Capital
             Corp.........................   6.75         03/15/32             93,975
                                                                          -----------
                                                                              138,684
                                                                          -----------
            FOOD DISTRIBUTORS (0.2%)
      130   Volume Services
             America, Inc.................  11.25         03/01/09            123,500
                                                                          -----------
            FOOD: MEAT/FISH/DAIRY (0.5%)
       95   Michael Foods Inc.
             (Series B)...................  11.75         04/01/11            106,400
      135   Smithfield Foods Inc..........   7.625        02/15/08            131,625
      125   Smithfield Foods Inc..........   8.00         10/15/09            127,500
                                                                          -----------
                                                                              365,525
                                                                          -----------
            FOREST PRODUCTS (0.3%)
      140   Louisiana Pacific Corp........  10.875        11/15/08            150,500
       15   Louisiana Pacific Corp........   8.875        08/15/10             16,091
                                                                          -----------
                                                                              166,591
                                                                          -----------
            GAS DISTRIBUTORS (0.1%)
       95   Dynegy Holdings, Inc..........   6.875        04/01/11             32,300
                                                                          -----------
            HOME BUILDING (0.7%)
      135   Schuler Homes, Inc............   9.375        07/15/09            137,700
       95   Tech Olympic USA, Inc. -
             144A*........................   9.00         07/01/10             92,150
       65   Tech Olympic USA, Inc. -
             144A*........................  10.375        07/01/12             61,425
      190   Toll Corp.....................   8.25         02/01/11            190,950
                                                                          -----------
                                                                              482,225
                                                                          -----------
            HOME FURNISHINGS (0.0%)
       15   Mohawk Industries Inc.........   7.20         04/15/12             16,855
                                                                          -----------
            HOSPITAL/NURSING MANAGEMENT (0.6%)
      115   HCA, Inc......................   8.75         09/01/10            132,353
      100   HCA, Inc......................   7.875        02/01/11            109,639
       35   Manor Care Inc................   8.00         03/01/08             36,925
      130   Tenet Healthcare Corp.........   6.50         06/01/12            117,650
       45   Tenet Healthcare Corp.........   6.875        11/15/31             38,475
                                                                          -----------
                                                                              435,042
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            HOTELS/RESORTS/CRUISELINES (1.2%)
$      75   Hilton Hotels Corp............   7.95%        04/15/07        $    77,917
      200   HMH Properties, Inc.
             (Series B)...................   7.875        08/01/08            194,000
      215   Horseshoe Gaming Holding Corp.
             (Series B)...................   8.625        05/15/09            228,438
      115   Prime Hospitality Corp.
             (Series B)...................   8.375        05/01/12            111,550
       20   Starwood Hotels & Resorts
             Worldwide, Inc. - 144A*......   7.375        05/01/07             19,650
      170   Starwood Hotels & Resorts
             Worldwide, Inc. - 144A*......   7.875        05/01/12            168,300
                                                                          -----------
                                                                              799,855
                                                                          -----------
            INDUSTRIAL SPECIALTIES (0.9%)
      115   Cabot Safety Corp.............  12.50         07/15/05            116,150
      120   Foamex LP/Capital Corp. -
             144A*........................  10.75         04/01/09             84,000
      225   International Wire
             Group, Inc...................  11.75         06/01/05            136,125
       70   Johnsondiversey, Inc. -
             144A*........................   9.625        05/15/12             73,675
       41   Tekni-Plex Inc. (Series B)....  12.75         06/15/10             38,335
       45   Tekni-Plex Inc. - 144A*.......  12.75         06/15/10             42,075
      115   UCAR Finance Inc..............  10.25         02/15/12             91,425
                                                                          -----------
                                                                              581,785
                                                                          -----------
            INTERNET SOFTWARE/SERVICES (0.1%)
      210   Exodus Communications, Inc.
             (a)(c).......................  11.625        07/15/10             12,601
       58   Globix Corp. - 144A*..........  11.00+        05/01/08             41,488
      184   PSINet, Inc. (a)(c)...........  11.00         08/01/09              5,516
                                                                          -----------
                                                                               59,605
                                                                          -----------
            INVESTMENT BANKS/BROKERS (0.1%)
       75   Goldman Sachs Group Inc.......   6.875        01/15/11             83,718
                                                                          -----------
            MANAGED HEALTH CARE (0.4%)
      170   Aetna, Inc....................   7.875        03/01/11            191,016
       70   Health Net, Inc...............   8.375        04/15/11             80,709
                                                                          -----------
                                                                              271,725
                                                                          -----------
            MEDIA CONGLOMERATES (0.6%)
      150   AOL Time Warner Inc...........   6.875        05/01/12            158,416
       45   News America
             Holdings, Inc................   7.75         01/20/24             45,044
       70   News America
             Holdings, Inc................   8.875        04/26/23             77,670
       15   News America
             Holdings, Inc................   7.75         02/01/24             15,014
      135   Nextmedia Operating, Inc......  10.75         07/01/11            141,919
                                                                          -----------
                                                                              438,063
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            MEDICAL DISTRIBUTORS (0.3%)
$     145   AmerisourceBergen Corp........   8.125%       09/01/08        $   154,425
       75   AmerisourceBergen Corp. -
             144A*........................   7.25         11/15/12             76,875
                                                                          -----------
                                                                              231,300
                                                                          -----------
            MEDICAL/NURSING SERVICES (0.2%)
      160   Fresenius Medical Care Capital
             Trust........................   7.875        06/15/11            155,200
                                                                          -----------
            METAL FABRICATION (0.3%)
       65   Trimas Corp. - 144A*..........   9.875        06/15/12             64,350
      105   Trimas Corp. - 144A*..........   9.875        06/15/12            103,950
                                                                          -----------
                                                                              168,300
                                                                          -----------
            MISCELLANEOUS COMMERCIAL SERVICES (0.1%)
       35   Iron Mountain Inc.............   7.75         01/15/15             35,000
                                                                          -----------
            MOTOR VEHICLES (0.2%)
       55   DaimlerChrysler North American
             Holdings Co..................   7.20         09/01/09             61,145
       20   DaimlerChrysler North American
             Holdings Co..................   8.50         01/18/31             24,614
       30   Ford Motor Co.................   7.45         07/16/31             26,096
                                                                          -----------
                                                                              111,855
                                                                          -----------
            MOVIES/ENTERTAINMENT (0.1%)
       95   Six Flags, Inc................   8.875        02/01/10             89,300
                                                                          -----------
            MULTI-LINE INSURANCE (0.2%)
       45   AIG SunAmerica Global
             Financial - 144A*............   6.90         03/15/32             52,346
      100   Farmers Exchange Capital -
             144A*........................   7.05         07/15/28             65,455
                                                                          -----------
                                                                              117,801
                                                                          -----------
            OFFICE EQUIPMENT/SUPPLIES (0.0%)
      700   Mosler, Inc. (a)(c)...........  11.00         04/15/03                  0
                                                                          -----------
            OIL & GAS PIPELINES (0.1%)
       75   El Paso Energy Partners, LP -
             144A*........................  10.625        12/01/12             76,688
                                                                          -----------
            OIL & GAS PRODUCTION (0.8%)
      230   Chesapeake Energy Corp........   8.125        04/01/11            236,900
       55   Magnum Hunter
             Resources, Inc...............   9.60         03/15/12             58,438
       55   Stone Energy Corp.............   8.25         12/15/11             57,200
      165   Vintage Petroleum, Inc........   7.875        05/15/11            160,875
       25   Westport Resources Corp. -
             144A*........................   8.25         11/01/11             26,250
                                                                          -----------
                                                                              539,663
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            OIL REFINING/MARKETING (0.4%)
$     170   Husky Oil Ltd.................   8.90%        08/15/28        $   187,777
      160   Tesoro Petroleum Corp.........   9.625        04/01/12            104,000
                                                                          -----------
                                                                              291,777
                                                                          -----------
            OILFIELD SERVICES/EQUIPMENT (0.2%)
      100   Hanover Equipment Trust -
             144A*........................   8.50         09/01/08             97,500
       60   Hanover Equipment Trust -
             144A*........................   8.75         09/01/11             57,900
                                                                          -----------
                                                                              155,400
                                                                          -----------
            OTHER METALS/MINERALS (0.2%)
      100   Phelps Dodge Corp.............   8.75         06/01/11            103,463
                                                                          -----------
            PUBLISHING: BOOKS/MAGAZINES (0.2%)
      145   PRIMEDIA, Inc.................   8.875        05/15/11            131,225
                                                                          -----------
            PULP & PAPER (0.0%)
       25   MeadWestVaco Corp.............   6.85         04/01/12             27,741
                                                                          -----------
            REAL ESTATE DEVELOPMENT (0.1%)
      105   CB Richard Ellis
             Services, Inc................  11.25         06/15/11             96,600
                                                                          -----------
            RECREATIONAL PRODUCTS (0.2%)
      125   International Game
             Technology...................   8.375        05/15/09            138,750
                                                                          -----------
            SEMICONDUCTORS (0.1%)
       35   Fairchild Semiconductors
             Corp.........................  10.375        10/01/07             36,750
       40   Fairchild Semiconductors
             Corp.........................  10.50         02/01/09             43,200
                                                                          -----------
                                                                               79,950
                                                                          -----------
            SERVICES TO THE HEALTH INDUSTRY (0.3%)
       75   Anthem Insurance - 144A*......   9.125        04/01/10             90,023
       40   Healthsouth Corp..............   7.625        06/01/12             33,000
       95   Omnicare, Inc. (Series B).....   8.125        03/15/11            101,650
                                                                          -----------
                                                                              224,673
                                                                          -----------
            SPECIALTY STORES (0.1%)
       95   Autonation, Inc...............   9.00         08/01/08             95,950
                                                                          -----------
            SPECIALTY TELECOMMUNICATIONS (0.1%)
      600   Birch Telecom Inc. (a)(c).....  14.00         06/15/08                 60
      180   DTI Holdings, Inc. (Series B)
             (a)(e).......................  12.50++       03/01/08                 18
       80   Primus Telecommunication
             Group, Inc. (Series B).......   9.875        05/15/08             47,200
      560   World Access, Inc.
             (a)(c)(d)....................  13.25         01/15/08             22,400
                                                                          -----------
                                                                               69,678
                                                                          -----------
            STEEL (0.1%)
       75   Oregon Steel Mills, Inc. -
             144A*........................  10.00         07/15/09             76,125
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            TELECOMMUNICATIONS (0.1%)
$     800   e. Spire Communications, Inc.
             (a)(c).......................  13.75%        07/15/07        $        80
      335   Focal Communications, Corp.
             (Series B) (a)(e)............  12.125++      02/15/08              6,700
      150   NEXTLINK Communications, Inc.
             (a)(c).......................  12.50         04/15/06                188
      175   NEXTLINK Communications, Inc.
             (a)(c).......................  10.75         06/01/09                219
      442   Rhythms Netconnections, Inc.
             (a)(c).......................  12.75         04/15/09                  0
      200   Startec Global Communications
             Corp. (a)(c).................  12.00         05/15/08                 20
       49   WorldCom, Inc.(a)(c)..........   6.95         08/15/28             11,515
      325   WorldCom, Inc.(a)(c)..........   8.25         05/15/31             76,375
                                                                          -----------
                                                                               95,097
                                                                          -----------
            TELECOMMUNICATION EQUIPMENT (0.1%)
      165   SBA Communications Corp.......  12.00++       03/01/08             87,450
                                                                          -----------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (0.5%)
       45   Case Corp. (Series B).........   6.25         12/01/03             43,650
      140   J.B. Poindexter &
             Co., Inc.....................  12.50         05/15/04            114,800
      140   Manitowoc Co., Inc. (The) -
             144A*........................  10.50         08/01/12            145,250
       60   NMHG Holding Co...............  10.00         05/15/09             60,000
                                                                          -----------
                                                                              363,700
                                                                          -----------
            WHOLESALE DISTRIBUTORS (0.3%)
       80   Burhmann US, Inc..............  12.25         11/01/09             74,400
       65   Fisher Scientific
             International, Inc...........   7.125        12/15/05             65,975
       25   Fisher Scientific
             International, Inc...........   9.00         02/01/08             26,064
       20   Fisher Scientific
             International, Inc...........   9.00         02/01/08             20,850
                                                                          -----------
                                                                              187,289
                                                                          -----------
            WIRELESS TELECOMMUNICATIONS (0.1%)
      155   American Cellular Corp........   9.50         10/15/09             29,450
    1,800   CellNet Data Systems, Inc.
             (a)(e).......................  14.00         10/01/07                  0
       70   Triton PCS, Inc...............   8.75         11/15/11             56,700
                                                                          -----------
                                                                               86,150
                                                                          -----------
            TOTAL CORPORATE BONDS
             (COST $22,283,770).........................................   13,534,295
                                                                          -----------
            MORTGAGE-BACKED SECURITIES (20.9%)
            Federal Home Loan Mortgage Corp. (5.3%)
      450   ..............................   6.00            **               463,359
    1,250   ..............................   6.50            **             1,299,219
       78   ..............................   7.00         06/01/04             80,554
    1,700   ..............................   7.50    08/01/30 - 06/01/32    1,807,753
                                                                          -----------
                                                                            3,650,885
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            Federal National Mortgage Assoc. (12.4%)
$     550   ..............................   5.50%           **           $   560,484
    1,175   ..............................   6.00            **             1,211,016
    2,694   ..............................   6.50            **             2,801,011
      500   ..............................   7.00            **               525,313
    1,191   ..............................   7.50    02/01/31 - 03/01/32    1,264,276
    2,081   ..............................   8.00    04/01/30 - 05/01/31    2,236,479
                                                                          -----------
                                                                            8,598,579
                                                                          -----------
            Government National Mortgage Assoc. (3.2%)
    1,500   ..............................   7.00            **             1,589,062
      476   ..............................   7.50    04/15/26 - 08/15/29      507,602
      141   ..............................   8.00    02/15/26 - 06/15/26      152,660
                                                                          -----------
                                                                            2,249,324
                                                                          -----------
            TOTAL MORTGAGE-BACKED SECURITIES
             (COST $14,301,447).........................................   14,498,788
                                                                          -----------
            U.S. GOVERNMENT & AGENCY OBLIGATIONS (13.3%)
      500   Federal Home Loan Banks
             (0.7%).......................   5.53         01/15/03            500,763
    1,300   Federal National Mortgage
             Assoc (2.3%) (b).............   7.125        01/15/30          1,604,256
            U.S. Treasury Bonds (3.8%)
      460   (b)...........................   8.75         05/15/17            665,059
      855   (b)...........................   8.75         08/15/20          1,262,461
      500   ..............................   8.125        08/15/21            703,633
      250   U.S. Treasury Notes (0.4%)
             (b)..........................   3.25         12/31/03            255,000
    7,000   U.S. Treasury Strips (6.1%)
             (b)..........................   0.00    02/15/06 - 08/15/22    4,235,564
                                                                          -----------
            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (COST $8,659,139)..........................................    9,226,736
                                                                          -----------
            TOTAL UNITED STATES
             (COST $45,244,356).........................................   37,259,819
                                                                          -----------
            TOTAL GOVERNMENT & CORPORATE BONDS
             (COST $65,347,859).........................................   58,451,470
                                                                          -----------

NUMBER OF
  SHARES

----------

            COMMON STOCKS (e) (0.2%)
            AEROSPACE & DEFENSE (0.0%)
      685   Orbital Sciences Corp. (d)..............        2,891
                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                 VALUE
-----------------------------------------------------------------

            APPAREL/FOOTWEAR RETAIL (0.0%)
   50,166   County Seat Stores, Inc. (d)............  $         0
                                                      -----------
            CASINO/GAMING (0.0%)
      787   Fitzgerald Gaming Corp.***..............            0
                                                      -----------
            CONSUMER/BUSINESS SERVICES (0.1%)
    3,900   Anacomp, Inc. (Class A) (d).............       68,250
                                                      -----------
            FOOD: SPECIALTY/CANDY (0.0%)
      100   SFAC New Holdings, Inc. (d).............            0
       18   SFFB Holdings, Inc. (d).................            0
                                                      -----------
                                                                0
                                                      -----------
            INTERNET SOFTWARE/SERVICES (0.0%)
    9,633   Globix Corp. (d)........................       19,266
                                                      -----------
            MEDICAL SPECIALTIES (0.0%)
    1,105   MEDIQ, Inc. (d).........................        6,001
                                                      -----------
            MEDICAL/NURSING SERVICES (0.0%)
   34,888   Raintree Healthcare Corp. (d)...........            0
                                                      -----------
            RESTAURANTS (0.1%)
   10,137   FRD Acquisition Co. (d).................       40,548
                                                      -----------
            SPECIALTY TELECOMMUNICATIONS (0.0%)
   28,959   Mpower Holding Corp. (d)................        5,792
      222   Versatel Telecom International NV (ADR)
             (Netherlands) (d)......................          666
    2,353   Viatel Holdings Bermuda (United Kingdom)
             (d)....................................            0
    1,885   World Access, Inc. (d)..................            1
                                                      -----------
                                                            6,459
                                                      -----------
            TELECOMMUNICATIONS (0.0%)
   10,159   Covad Communications Group, Inc. (d)....        9,549
   16,679   PFB Telecom NV (Class B) (Netherlands)
             (d)....................................            0
                                                      -----------
                                                            9,549
                                                      -----------
            TEXTILES (0.0%)
   11,192   United States Leather, Inc. (d).........            0
                                                      -----------
            WIRELESS TELECOMMUNICATIONS (0.0%)
    3,401   Arch Wireless, Inc. (d).................        6,972
      825   NII Holdings, Inc. (Class B) (d)........        9,694
    4,516   Vast Solutions, Inc. (Class B1) (d).....            0

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                 VALUE
-----------------------------------------------------------------

    4,516   Vast Solutions, Inc. (Class B2) (d).....  $         0
    4,516   Vast Solutions, Inc. (Class B3) (d).....            0
                                                      -----------
                                                           16,666
                                                      -----------
            TOTAL COMMON STOCKS
             (COST $2,824,339)......................      169,630
                                                      -----------
            NON CONVERTIBLE PREFERRED STOCKS (0.6%)
            BROADCASTING (0.1%)
       16   Paxson Communications Corp.+............       82,420
                                                      -----------
            CABLE/SATELLITE TV (0.0%)
    9,953   Knology, Inc. 144A* (d).................          100
                                                      -----------
            CELLULAR TELEPHONE (0.3%)
      170   Dobson Communications Corp.+............       81,600
      116   Nextel Communications, Inc.
             (Series D)+............................      107,079
                                                      -----------
                                                          188,679
                                                      -----------
            ELECTRIC UTILITIES (0.2%)
      166   TNP Enterprises, Inc. (Series D)+.......      107,900
                                                      -----------
            PUBLISHING: BOOKS/MAGAZINES (0.0%)
      105   PRIMEDIA, Inc...........................        6,772
                                                      -----------
            RESTAURANTS (0.0%)
       17   FRD Acquisition Co. (Units)++...........       17,000
                                                      -----------
            SPECIALTY TELECOMMUNICATIONS (0.0%)
      157   Broadwing Communications, Inc.
             (Series B).............................       14,280
       40   Intermedia Communications, Inc.
             (Series B)+............................        1,806
    3,437   XO Communications, Inc.+................           34
                                                      -----------
                                                           16,120
                                                      -----------
            TOTAL NON CONVERTIBLE PREFERRED STOCKS
             (COST $845,263)........................      418,991
                                                      -----------
            CONVERTIBLE PREFERRED STOCKS (0.0%)
            SPECIALTY TELECOMMUNICATIONS (0.0%)
    1,545   McLeodUSA Inc. (Cost $10,893)...........        6,336
                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF                                        EXPIRATION
 WARRANTS                                           DATE        VALUE

------------------------------------------------------------------------

            WARRANTS (e) (0.0%)
            BROADCASTING (0.0%)
      300   UIH Australia/Pacific Inc..........  05/15/06    $         0
      110   XM Satellite Radio
             Holdings, Inc. - 144A*............  03/15/10             55
                                                             -----------
                                                                      55
                                                             -----------
            CASINO/GAMING (0.0%)
    9,000   Aladdin Gaming Holdings, LLC -
             144A*.............................  03/01/10              0
      250   Resort At Summerlin................  12/15/07              0
                                                             -----------
                                                                       0
                                                             -----------
            CELLULAR TELEPHONE (0.0%)
      500   McCaw International Ltd. - 144A*...  04/15/07              0
                                                             -----------
            ELECTRIC UTILITIES (0.0%)
      125   TNP Enterprises, Inc...............  04/01/11          3,125
                                                             -----------
            INTERNET SOFTWARE/SERVICES (0.0%)
    1,700   Verado Holdings, Inc. - 144A*......  04/15/08              0
                                                             -----------
            RESTAURANTS (0.0%)
    4,250   FRD Acquisition Co. (d)............  07/10/12              0
                                                             -----------
            SPECIALTY TELECOMMUNICATIONS (0.0%)
      500   Birch Telecom, Inc. - 144A*........  06/15/08              0
    3,424   McLeodUSA, Inc.....................  04/16/07          1,198
      222   Versatel Telecom International NV
             (ADR) (Netherlands) (d)...........  10/04/04              0
                                                             -----------
                                                                   1,198
                                                             -----------
            TELECOMMUNICATIONS (0.0%)
      200   Startec Global Communications
             Corp. - 144A*.....................  05/15/08              0
                                                             -----------
            TOTAL WARRANTS
             (COST $35,201)................................        4,378
                                                             -----------

PRINCIPAL
AMOUNT IN                                   COUPON  MATURITY
THOUSANDS                                    RATE     DATE
----------                                  ------  --------

            SHORT-TERM INVESTMENTS (24.4%)
            U.S. GOVERNMENT AGENCY (f) (7.2%)
$   5,000   Federal Home Loan Mortgage
             Corp.
             (COST $4,997,743)............  1.251%  01/14/03    4,997,743
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON  MATURITY
THOUSANDS                                   RATE     DATE       VALUE

-------------------------------------------------------------------------

            REPURCHASE AGREEMENTS (17.2%)
$  11,757   Joint repurchase agreement
             account (dated 12/31/02;
             proceeds $11,757,813) (g)
             (COST $11,757,000)...........  1.245%  01/02/03  $11,757,000
                                                              -----------
      139   The Bank of New York (dated
             12/31/02; proceeds $139,026)
             (h)
             (COST $139,022)..............  0.563   01/02/03      139,022
                                                              -----------
            TOTAL REPURCHASE AGREEMENTS
             (COST $11,896,022).............................   11,896,022
                                                              -----------
            TOTAL SHORT-TERM INVESTMENTS
             (COST $16,893,765).............................   16,893,765
                                                              -----------

            TOTAL INVESTMENTS
             (COST $85,957,320) (i).......  109.6%   75,944,570
            LIABILITIES IN EXCESS OF OTHER
             ASSETS.......................   (9.6)   (6,649,205)
                                            -----   -----------
            NET ASSETS....................  100.0%  $69,295,365
                                            =====   ===========

------------------------

 ADR AMERICAN DEPOSITORY RECEIPT.
 *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ** SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 ***  RESALE IS RESTRICTED; ACQUIRED (12/12/98) AT A COST BASIS OF $3,549.
 ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; BOND OR PREFERRED STOCK WITH ATTACHED WARRANTS.
 +    PAYMENT-IN-KIND SECURITY.
 ++ CURRENTLY A ZERO COUPON BOND AND WILL PAY INTEREST AT THE RATE SHOWN AT A FUTURE DATE.
 (a)  ISSUER IN BANKRUPTCY.
 (b) SOME OR ALL OF THESE SECURITIES ARE SEGREGATED IN CONNECTION WITH OPEN FORWARD FOREIGN CURRENCY CONTRACTS AND SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS.
 (c)  NON-INCOME PRODUCING SECURITY; BOND IN DEFAULT.
 (d)  ACQUIRED THROUGH EXCHANGE OFFER.
 (e)  NON-INCOME PRODUCING SECURITIES.
 (f) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (g)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (h) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOCIATION 5.52% DUE 12/01/31 VALUED AT $141,802.
 (i) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $3,820,607 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $13,833,357, RESULTING IN NET UNREALIZED DEPRECIATION OF $10,012,750.

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2002:
                                                                                 UNREALIZED
NUMBERS OF  LONG/            DESCRIPTION, DELIVERY            UNDERLYING FACE   APPRECIATION
CONTRACTS   SHORT               MONTH, AND YEAR               AMOUNT AT VALUE  (DEPRECIATION)
---------------------------------------------------------------------------------------------
    32       Long   U.S. Treasury Note 2 Year, March 2003       $ 6,886,000       $ 79,122
    4        Long   U.S. Treasury Note 10 Year, March 2003          460,188         13,531
    26      Short   U.S. Treasury Note 5 Year, March 2003        (2,944,500)       (58,823)
    1       Short   U.S. Treasury Note 10 Year, March 2003         (115,047)        (2,052)
                                                                                  --------
      Net unrealized appreciation............................................     $ 31,778
                                                                                  ========

  FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2002:
      CONTRACTS        IN EXCHANGE      DELIVERY     UNREALIZED
     TO DELIVER            FOR            DATE      DEPRECIATION
  ---------------------------------------------------------------
  EUR 6,950,000        $   7,280,994   01/24/03       $ (8,722)
  GBP   830,000        $   1,315,471   01/21/03        (19,651)
                                                      --------
        Total unrealized depreciation............     $(28,373)
                                                      ========

 CURRENCY ABBREVIATIONS:
 AUD  AUSTRALIAN DOLLAR.
 GBP  BRITISH POUND.
 CAD  CANADIAN DOLLAR.
 EUR  EURO.
 NZD  NEW ZEALAND DOLLAR.
 SEK  SWEDISH KRONE.

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           COMMON STOCKS (64.3%)
           AEROSPACE & DEFENSE (0.8%)
  24,490   Raytheon Co.......................................  $    753,068
                                                               ------------
           AUTO PARTS: O.E.M. (0.4%)
   7,330   Magna International Inc. (Class A) (Canada).......       411,580
                                                               ------------
           BEVERAGES: NON-ALCOHOLIC (1.0%)
  22,880   Coca-Cola Co. (The)...............................     1,002,602
                                                               ------------
           CABLE/SATELLITE TV (0.4%)
  17,737   Comcast Corp. (Class A)*..........................       418,061
                                                               ------------
           CHEMICALS: AGRICULTURAL (0.2%)
  12,260   Monsanto Co.......................................       236,005
                                                               ------------
           CHEMICALS: MAJOR DIVERSIFIED (1.4%)
  22,150   Dow Chemical Co. (The)............................       657,855
  16,230   Du Pont (E.I.) de Nemours & Co....................       688,152
                                                               ------------
                                                                  1,346,007
                                                               ------------
           COMPUTER PROCESSING HARDWARE (0.5%)
  27,600   Hewlett-Packard Co................................       479,136
                                                               ------------
           CONTAINERS/PACKAGING (0.9%)
  19,940   Temple-Inland Inc.................................       893,512
                                                               ------------
           CONTRACT DRILLING (1.3%)
  23,890   ENSCO International Inc...........................       703,561
  22,900   Transocean Inc....................................       531,280
                                                               ------------
                                                                  1,234,841
                                                               ------------
           DISCOUNT STORES (1.3%)
  23,810   Target Corp.......................................       714,300
  10,400   Wal-Mart Stores, Inc..............................       525,304
                                                               ------------
                                                                  1,239,604
                                                               ------------
           DRUGSTORE CHAINS (0.5%)
  21,350   CVS Corp..........................................       533,110
                                                               ------------
           ELECTRIC UTILITIES (2.4%)
  21,060   Entergy Corp......................................       960,125
  15,560   Exelon Corp.......................................       821,101
  15,450   PPL Corp..........................................       535,806
                                                               ------------
                                                                  2,317,032
                                                               ------------
           ELECTRONICS/APPLIANCES (0.6%)
  17,310   Eastman Kodak Co..................................       606,542
                                                               ------------
           FINANCE/RENTAL/LEASING (1.1%)
  16,880   Fannie Mae........................................     1,085,890
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           FINANCIAL CONGLOMERATES (2.2%)
  45,810   J.P. Morgan Chase & Co............................  $  1,099,440
  32,510   Prudential Financial, Inc.........................     1,031,867
                                                               ------------
                                                                  2,131,307
                                                               ------------
           FINANCIAL PUBLISHING/SERVICES (1.2%)
  50,000   Equifax, Inc......................................     1,157,000
                                                               ------------
           FOOD: MAJOR DIVERSIFIED (0.5%)
  12,300   PepsiCo, Inc......................................       519,306
                                                               ------------
           HOTELS/RESORTS/CRUISELINES (0.8%)
  59,210   Hilton Hotels Corp................................       752,559
                                                               ------------
           HOUSEHOLD/PERSONAL CARE (1.7%)
  14,300   Kimberly-Clark Corp...............................       678,821
  10,830   Procter & Gamble Co. (The)........................       930,730
                                                               ------------
                                                                  1,609,551
                                                               ------------
           INDUSTRIAL CONGLOMERATES (3.1%)
  11,830   3M Co.............................................     1,458,639
  21,330   Ingersoll Rand Co. (Class A)......................       918,470
  14,920   Textron, Inc......................................       641,411
                                                               ------------
                                                                  3,018,520
                                                               ------------
           INFORMATION TECHNOLOGY SERVICES (0.6%)
  17,560   Computer Sciences Corp.*..........................       604,942
                                                               ------------
           INTEGRATED OIL (3.8%)
  18,730   BP PLC (ADR) (United Kingdom).....................       761,375
  16,020   ConocoPhillips....................................       775,208
  61,530   Exxon Mobil Corp..................................     2,149,858
                                                               ------------
                                                                  3,686,441
                                                               ------------
           INVESTMENT BANKS/BROKERS (1.5%)
  43,510   Edwards (A.G.), Inc...............................     1,434,090
                                                               ------------
           LIFE/HEALTH INSURANCE (0.5%)
  18,110   MetLife, Inc......................................       489,694
                                                               ------------
           MAJOR BANKS (4.1%)
  26,420   Bank of America Corp..............................     1,838,039
  18,420   FleetBoston Financial Corp........................       447,606
  28,900   PNC Financial Services Group......................     1,210,910
  12,790   Wachovia Corp.....................................       466,068
   1,490   Wells Fargo & Co..................................        69,836
                                                               ------------
                                                                  4,032,459
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           MAJOR TELECOMMUNICATIONS (3.6%)
  10,966   AT&T Corp.........................................  $    286,322
  21,220   SBC Communications Inc............................       575,274
 131,930   Sprint Corp. (FON Group)..........................     1,910,346
  17,900   Verizon Communications Inc........................       693,625
                                                               ------------
                                                                  3,465,567
                                                               ------------
           MANAGED HEALTH CARE (1.9%)
  33,420   Aetna Inc.........................................     1,374,230
   8,020   Anthem, Inc.*.....................................       504,458
                                                               ------------
                                                                  1,878,688
                                                               ------------
           MEDIA CONGLOMERATES (2.0%)
  72,530   AOL Time Warner Inc.*.............................       950,143
  58,370   Disney (Walt) Co. (The)...........................       952,015
                                                               ------------
                                                                  1,902,158
                                                               ------------
           MEDICAL SPECIALTIES (0.6%)
  16,530   Bausch & Lomb Inc.................................       595,080
                                                               ------------
           MULTI-LINE INSURANCE (1.5%)
  14,290   Hartford Financial Services Group, Inc. (The)
            (Note 4).........................................       649,195
  22,930   Safeco Corp.......................................       794,983
                                                               ------------
                                                                  1,444,178
                                                               ------------
           OIL & GAS PRODUCTION (2.8%)
  13,390   Anadarko Petroleum Corp...........................       641,381
  21,140   Burlington Resources Inc..........................       901,621
  16,570   EOG Resources, Inc................................       661,474
  13,450   Noble Energy, Inc.................................       505,048
                                                               ------------
                                                                  2,709,524
                                                               ------------
           OIL REFINING/MARKETING (0.8%)
  21,580   Valero Energy Corp................................       797,165
                                                               ------------
           OILFIELD SERVICES/EQUIPMENT (1.7%)
  38,380   Schlumberger Ltd..................................     1,615,414
                                                               ------------
           OTHER METALS/MINERALS (0.5%)
  15,590   Phelps Dodge Corp.*...............................       493,424
                                                               ------------
           PACKAGED SOFTWARE (1.6%)
  22,330   Microsoft Corp.*..................................     1,154,461
  33,990   Oracle Corp.*.....................................       367,092
                                                               ------------
                                                                  1,521,553
                                                               ------------
           PHARMACEUTICALS: GENERIC DRUGS (0.7%)
  20,270   Mylan Laboratories Inc............................       707,423
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           PHARMACEUTICALS: MAJOR (5.8%)
 102,340   Bristol-Myers Squibb Co...........................  $  2,369,171
  12,820   Johnson & Johnson.................................       688,562
  21,680   Pharmacia Corp....................................       906,224
  10,910   Roche Holdings Ltd (ADR) (Switzerland)............       756,063
  42,560   Schering-Plough Corp..............................       944,832
                                                               ------------
                                                                  5,664,852
                                                               ------------
           PRECIOUS METALS (1.3%)
  44,110   Newmont Mining Corp...............................     1,280,513
                                                               ------------
           PROPERTY - CASUALTY INSURERS (4.0%)
  68,520   Allstate Corp. (The)..............................     2,534,555
  16,440   Chubb Corp. (The).................................       858,168
  32,431   Travelers Property Casualty Corp. (Class A)*......       475,129
                                                               ------------
                                                                  3,867,852
                                                               ------------
           PUBLISHING: NEWSPAPERS (0.2%)
   3,800   Dow Jones & Co., Inc..............................       164,274
                                                               ------------
           RAILROADS (1.6%)
  47,190   Norfolk Southern Corp.............................       943,328
  10,490   Union Pacific Corp................................       628,036
                                                               ------------
                                                                  1,571,364
                                                               ------------
           RESTAURANTS (0.3%)
  16,400   McDonald's Corp...................................       263,712
                                                               ------------
           TOBACCO (0.6%)
  14,240   Philip Morris Companies, Inc......................       577,147
                                                               ------------
           TOTAL COMMON STOCKS
            (COST $58,383,893)...............................    62,512,747
                                                               ------------

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE
---------                                                        -------       --------

             CORPORATE BONDS (9.5%)
             AEROSPACE & DEFENSE (0.4%)
 $    85     Lockheed Martin Corp..............................   7.75 %       05/01/26            103,290
      35     Raytheon Co.......................................   8.20         03/01/06             39,323
     247     Systems 2001 Asset Trust - 144A**.................   6.664        09/15/13            266,199
                                                                                               -----------
                                                                                                   408,812
                                                                                               -----------
             AIRLINES (0.3%)
      79     American West Airlines............................   7.10         04/02/21             81,407

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE            VALUE

----------------------------------------------------------------------------------------------------------

 $   165     Continental Airlines, Inc.........................   6.90%        01/02/18        $   144,874
      45     Southwest Airlines Co.............................   5.496        11/01/06             47,537
                                                                                               -----------
                                                                                                   273,818
                                                                                               -----------
             BEVERAGES: NON-ALCOHOLIC (0.0%)
      45     PepsiAmericas Inc.................................   3.875        09/12/07             45,774
                                                                                               -----------
             BROADCASTING (0.1%)
      75     Clear Channel Communications, Inc.................   7.65         09/15/10             84,964
                                                                                               -----------
             BUILDING PRODUCTS (0.0%)
      40     Masco Corp........................................   6.50         08/15/32             41,119
                                                                                               -----------
             CABLE/SATELLITE TV (0.1%)
      55     Cox Communications, Inc...........................   7.125        10/01/12             61,090
      55     TCI Communications, Inc...........................   7.875        02/15/26             55,786
                                                                                               -----------
                                                                                                   116,876
                                                                                               -----------
             CHEMICALS: AGRICULTURAL (0.1%)
      75     Monsanto Co.......................................   7.375        08/15/12             80,857
                                                                                               -----------
             DEPARTMENT STORES (0.3%)
     100     Federated Department Stores, Inc..................   6.90         04/01/29            104,088
     140     May Department Stores Co..........................   6.70         09/15/28            142,627
                                                                                               -----------
                                                                                                   246,715
                                                                                               -----------
             DRUGSTORE CHAINS (0.2%)
     180     CVS Corp..........................................   5.625        03/15/06            193,313
                                                                                               -----------
             ELECTRIC UTILITIES (0.3%)
      35     Cincinnati Gas & Electric Co......................   5.70         09/15/12             35,877
      75     Constellation Energy Group, Inc...................   7.60         04/01/32             76,658
      70     Detroit Edison Co.................................   6.125        10/01/10             77,102
      35     Exelon Corp.......................................   6.75         05/01/11             38,311
      20     Florida Power & Light Co..........................   4.85         02/01/13             20,431
                                                                                               -----------
                                                                                                   248,379
                                                                                               -----------
             ELECTRICAL PRODUCTS (0.1%)
      70     Cooper Industries Inc.............................   5.25         07/01/07             73,035
                                                                                               -----------
             FINANCE/RENTAL/LEASING (0.5%)
     135     American General Finance Corp.***.................   5.875        07/14/06            145,321
      25     Hertz Corp........................................   7.40         03/01/11             23,640
      20     Hertz Corp........................................   7.625        06/01/12             19,091
      20     MBNA America Bank NA..............................   7.75         09/15/05             21,950

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE            VALUE

----------------------------------------------------------------------------------------------------------

 $   110     MBNA America Bank NA..............................   6.50%        06/20/06        $   116,388
     155     Prime Property Funding II - 144A**................   7.00         08/15/04            165,735
                                                                                               -----------
                                                                                                   492,125
                                                                                               -----------
             FINANCIAL CONGLOMERATES (1.4%)
      35     Boeing Capital Corp...............................   6.10         03/01/11             36,292
      10     Boeing Capital Corp...............................   6.50         02/15/12             10,662
      20     Boeing Capital Corp...............................   5.80         01/15/13             20,256
      95     Chase Manhattan Corp..............................   6.00         02/15/09            100,071
     115     Citigroup Inc.....................................   6.00         02/21/12            126,201
      90     Citigroup Inc.....................................   5.625        08/27/12             94,633
      45     Equitable Companies, Inc..........................   7.00         04/01/28             47,535
     170     General Electric Capital Corp.....................   6.75         03/15/32            187,950
     115     General Motors Acceptance Corp....................   6.875        09/15/11            114,685
     145     General Motors Acceptance Corp....................   8.00         11/01/31            145,790
     225     Prudential Holdings, LLC (Series B FSA) -
              144A**...........................................   7.245        12/18/23            256,734
     210     Prudential Holdings, LLC (Series B FSA) -
              144A**...........................................   8.695        12/18/23            242,991
                                                                                               -----------
                                                                                                 1,383,800
                                                                                               -----------
             FOOD RETAIL (0.4%)
      20     Albertson's, Inc..................................   7.45         08/01/29             22,089
      60     Albertson's, Inc..................................   7.50         02/15/11             69,031
     215     Kroger Co.........................................   6.80         04/01/11            235,674
      10     Kroger Co.........................................   7.70         06/01/29             11,435
      70     Safeway Inc.......................................   5.80         08/15/12             73,248
                                                                                               -----------
                                                                                                   411,477
                                                                                               -----------
             FOREST PRODUCTS (0.1%)
      80     Weyerhaeuser Co...................................   6.75         03/15/12             87,227
                                                                                               -----------
             GAS DISTRIBUTORS (0.1%)
      70     Consolidated Natural Gas Co.......................   6.25         11/01/11             75,757
                                                                                               -----------
             HOME BUILDING (0.1%)
      45     Centex Corp.......................................   7.50         01/15/12             50,048
                                                                                               -----------
             HOME FURNISHINGS (0.1%)
      45     Mohawk Industries Inc.............................   7.20         04/15/12             50,564
                                                                                               -----------
             HOME IMPROVEMENT CHAINS (0.1%)
     100     Lowe's Companies, Inc.............................   8.25         06/01/10            123,695
                                                                                               -----------
             HOTELS/RESORTS/CRUISELINES (0.3%)
      75     Hyatt Equities LLC - 144A**.......................   6.875        06/15/07             74,699
     230     Marriott International, Inc. (Series E)...........   7.00         01/15/08            258,007
                                                                                               -----------
                                                                                                   332,706
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE            VALUE

----------------------------------------------------------------------------------------------------------

             INDUSTRIAL CONGLOMERATES (0.4%)
 $   160     Honeywell International, Inc......................   6.125%       11/01/11        $   173,767
     150     United Technologies Corp..........................   6.10         05/15/12            167,715
                                                                                               -----------
                                                                                                   341,482
                                                                                               -----------
             INTEGRATED OIL (0.1%)
     100     Conoco Inc........................................   6.95         04/15/29            113,338
                                                                                               -----------
             INVESTMENT BANKS/BROKERS (0.2%)
     210     Goldman Sachs Group, Inc..........................   6.875        01/15/11            234,410
                                                                                               -----------
             LIFE/HEALTH INSURANCE (0.7%)
     100     American General Corp.............................   7.50         07/15/25            122,302
      30     Hartford Life.....................................   7.375        03/01/31             33,410
     250     John Hancock Financial Services, Inc..............   7.375        02/15/24            260,570
     225     MetLife, Inc......................................   6.50         12/15/32            233,533
                                                                                               -----------
                                                                                                   649,815
                                                                                               -----------
             MAJOR BANKS (0.1%)
     105     Bank One Corp.***.................................   6.00         02/17/09            114,565
                                                                                               -----------
             MAJOR TELECOMMUNICATIONS (0.3%)
      55     ALLTEL Corp.......................................   7.00         07/01/12             63,385
      25     British Telecom PLC (United Kingdom)..............   8.875        12/15/30             31,873
      25     GTE Corp..........................................   6.94         04/15/28             26,231
     195     Verizon New England Inc...........................   6.50         09/15/11            215,311
                                                                                               -----------
                                                                                                   336,800
                                                                                               -----------
             MANAGED HEALTH CARE (0.3%)
     115     Aetna, Inc.***....................................   7.875        03/01/11            129,217
      50     Cigna Corp.***....................................   6.375        10/15/11             50,142
      60     Wellpoint Healthcare Networks, Inc................   6.375        06/15/06             65,454
                                                                                               -----------
                                                                                                   244,813
                                                                                               -----------
             MEDIA CONGLOMERATES (0.2%)
      30     News America Holdings, Inc........................   7.75         02/01/24             30,028
     125     News America Holdings, Inc........................   7.28         06/30/28            122,727
                                                                                               -----------
                                                                                                   152,755
                                                                                               -----------
             MOTOR VEHICLES (0.5%)
      50     DaimlerChrysler North American Holdings Co........   7.20         09/01/09             55,587
      85     DaimlerChrysler North American Holdings Co........   8.50         01/18/31            104,611
      25     Ford Motor Co.....................................   6.625        10/01/28             19,933
     325     Ford Motor Co.....................................   7.45         07/16/31            282,707
                                                                                               -----------
                                                                                                   462,838
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE            VALUE

----------------------------------------------------------------------------------------------------------

             MULTI-LINE INSURANCE (0.8%)
 $   180     AIG Sun America Global Finance VI - 144A**........   6.30%        05/10/11        $   198,400
     400     Farmers Exchange Capital - 144A**.................   7.05         07/15/28            261,818
     140     Hartford Financial Services Group, Inc. (Note
              4)...............................................   7.90         06/15/10            159,160
     205     Nationwide Mutual Insurance Co. - 144A**..........   7.50         02/15/24            205,008
                                                                                               -----------
                                                                                                   824,386
                                                                                               -----------
             OTHER METALS/MINERALS (0.0%)
      45     Inco Ltd..........................................   7.20         09/15/32             44,505
                                                                                               -----------
             PROPERTY - CASUALTY INSURERS (0.1%)
     100     Florida Windstorm Underwriting Association -
              144A**...........................................   7.125        02/25/19            114,087
                                                                                               -----------
             PULP & PAPER (0.2%)
      45     International Paper Co. - 144A**..................   5.85         10/30/12             47,117
      65     MeadWestvaco Corp.................................   6.85         04/01/12             72,126
      40     Sappi Papier Holding AG - 144A** (Austria)........   6.75         06/15/12             43,840
                                                                                               -----------
                                                                                                   163,083
                                                                                               -----------
             REAL ESTATE INVESTMENT TRUSTS (0.4%)
     125     EOP Operating LP..................................   7.25         06/15/28            126,594
      25     EOP Operating LP..................................   7.50         04/19/29             26,057
      30     Simon Property Group - 144A**.....................   6.35         08/28/12             31,286
     125     Simon Property Group L.P..........................   6.375        11/15/07            135,210
      70     Vordano Reality Trust.............................   5.625        06/15/07             71,326
                                                                                               -----------
                                                                                                   390,473
                                                                                               -----------
             SAVINGS BANKS (0.1%)
      55     Washington Mutual Bank............................   5.50         01/15/13             56,073
                                                                                               -----------
             SERVICES TO THE HEALTH INDUSTRY (0.1%)
      50     Anthem Insurance - 144A**.........................   9.125        04/01/10             60,015
      60     Anthem Insurance - 144A**.........................   9.00         04/01/27             72,382
                                                                                               -----------
                                                                                                   132,397
                                                                                               -----------
             TOTAL CORPORATE BONDS
              (COST $8,567,876)..............................................................    9,196,881
                                                                                               -----------
             FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
      90     United Mexican States (Mexico)....................   8.375        01/14/11            101,700
      65     United Mexican States (Mexico)....................   8.00         09/24/22             67,275
      60     United Mexican States (Mexico)....................   8.30         08/15/31             63,300
                                                                                               -----------
             TOTAL FOREIGN GOVERNMENT OBLIGATIONS
              (COST $214,443)................................................................      232,275
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE            VALUE

----------------------------------------------------------------------------------------------------------

             MORTGAGE-BACKED SECURITIES (13.2%)
             Federal Home Loan Mortgage Corp.
 $   500     ..................................................   6.50%            +           $   519,688
     756     ..................................................   7.50    01/01/30 - 08/01/30      804,253
     860     ..................................................   7.50     09/01/25-12/01/31       914,797
             Federal National Mortgage Assoc.
     650     ..................................................   5.50             +               662,391
   3,600     ..................................................   6.50             +             3,741,281
     950     ..................................................   7.00             +               998,984
   2,094     ..................................................   7.50    08/01/29 - 07/01/32    2,223,639
   2,339     ..................................................   8.00    12/01/28 - 04/01/32    2,514,661
     386     Government National Mortgage Association..........   7.50    08/15/23 - 10/15/29      411,525
                                                                                               -----------
             TOTAL MORTGAGE-BACKED SECURITIES
              (COST $12,642,536).............................................................   12,791,219
                                                                                               -----------
             U.S. GOVERNMENT & AGENCY OBLIGATIONS (6.7%)
   1,805     Federal National Mortgage Assoc...................   0.00         10/09/19            694,822
             U.S. Treasury Bonds
     475     ***...............................................   8.125        08/15/19            661,623
     200     ***...............................................   8.50         02/15/20            288,305
     425     ***...............................................   8.75         08/15/20            627,539
      50     ***...............................................   8.125        08/15/21             70,363
             U.S Treasury Notes
     150     ***...............................................   6.50         02/15/10            179,297
   1,300     ***...............................................   6.75         05/15/05          1,449,348
   2,450     ***...............................................   3.50         11/15/06          2,549,531
                                                                                               -----------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
              (COST $6,137,857)..............................................................    6,520,828
                                                                                               -----------
             ASSET-BACKED SECURITIES (4.0%)
             FINANCE/RENTAL/LEASING
     190     BMW Vehicle Owner Trust 2002-A....................   2.83         12/25/04            190,702
     284     Capital Auto Receivables Asset Trust..............   2.89         04/15/04            285,485
     215     Chase Credit Card Master Trust....................   5.50         11/17/08            233,517
     206     Chase Manhattan Auto Owner Trust 2002-A...........   2.63         10/15/04            206,600
     325     Chase Manhattan Auto Owner Trust 2002-B...........   2.70         01/18/05            326,635
     200     Citibank Credit Card Issuance Trust...............   6.90         10/15/07            223,437
     249     Daimler Chrysler Auto Trust 2000-E................   6.11         11/08/04            252,446

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE            VALUE

----------------------------------------------------------------------------------------------------------

 $   342     Daimler Chrysler Auto Trust 2002-E................   2.90%        12/06/04        $   343,827
     235     Ford Credit Auto Owner Trust 2001-B...............   5.12         10/15/04            238,407
     255     Ford Credit Auto Qwner Trust 2002-B...............   2.97         06/15/04            255,696
     203     Harley-Davidson Motorcycle Trust 2002-1...........   3.02         09/15/06            205,038
     130     Honda Auto Receivables Owner Trust 2002-1.........   2.55         04/15/04            130,443
     300     Honda Auto Receivables Owner Trust 2002-2.........   2.91         09/15/04            301,700
     100     MBNA Master Credit Card Trust.....................   5.90         08/15/11            109,442
     214     National City Auto Receivables Trust 2002-A.......   3.00         01/15/05            215,384
     250     Nissan Auto Receivables Owner Trust...............   3.07         08/16/04            251,431
     125     Nissan Auto Receivables Owner Trust...............   4.80         02/15/07            131,172
                                                                                               -----------
             TOTAL ASSET-BACKED SECURITIES
              (COST $3,842,625)..............................................................    3,901,362
                                                                                               -----------
             COLLATERALIZED MORTGAGE OBLIGATION (0.2%)
     181     Fannie Mae 2002-18 PG
              (COST $187,102)..................................   5.50         06/25/08            183,223
                                                                                               -----------
             SHORT-TERM INVESTMENTS (7.4%)
             U.S. GOVERNMENT OBLIGATION (a) (0.1%)
     100     U.S. Treasury Bill***
              (COST $99,622)...................................   1.60         03/27/03             99,627
                                                                                               -----------
             REPURCHASE AGREEMENT (7.3%)
   7,054     Joint repurchase agreement account (dated
             12/31/02;
             proceeds $7,054,488) (b)
             (COST $7,054,000).................................   1.245        01/02/03          7,054,000
                                                                                               -----------
             TOTAL SHORT-TERM INVESTMENTS
              (COST $7,153,622)..............................................................    7,153,627
                                                                                               -----------

           TOTAL INVESTMENTS
            (COST $97,129,954) (c)...........................  105.5%  102,492,162
           LIABILITIES IN EXCESS OF OTHER ASSETS.............   (5.5)   (5,319,234)
                                                               -----   -----------
           NET ASSETS........................................  100.0%  $97,172,928
                                                               =====   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 *** SOME OR ALL OF THESE SECURITIES HAVE BEEN SEGREGATED IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND/OR IN CONNECTION WITH OPEN FUTURES CONTRACTS.
 + SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $7,566,285 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $2,204,077, RESULTING IN NET UNREALIZED APPRECIATION OF $5,362,208.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2002:
                                                                                   UNREALIZED
NUMBER OF                       DESCRIPTION, DELIVERY           UNDERLYING FACE   APPRECIATION/
CONTRACTS   LONG/SHORT             MONTH, AND YEAR              AMOUNT AT VALUE   DEPRECIATION

------------------------------------------------------------------------------------------------

    21        Short     U.S. Treasury Note 5 year/March 2003      $(2,378,250)      $(53,893)
     3        Short     U.S. Treasury Note 10 year/March 2003        (345,141)       (10,428)
     4         Long     U.S. Treasury Bond/March 2003                 450,750          9,234
                                                                                    --------
      Net unrealized depreciation..............................................     $(55,087)
                                                                                    ========

                       SEE NOTES TO FINANCIAL STATEMENTS

Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           COMMON STOCKS (88.0%)
           ELECTRIC UTILITIES (43.3%)
  38,500   Cinergy Corp............................  $ 1,298,220
  34,000   Consolidated Edison, Inc................    1,455,880
  50,000   Dominion Resources, Inc.................    2,745,000
  40,000   DTE Energy Co...........................    1,856,000
  71,710   Duke Energy Corp........................    1,401,213
  50,000   Energy East Corp........................    1,104,500
  37,500   Entergy Corp............................    1,709,625
  45,000   Exelon Corp.............................    2,374,650
  60,000   FirstEnergy Corp........................    1,978,200
  35,000   FPL Group, Inc..........................    2,104,550
  32,000   NSTAR...................................    1,420,480
  70,000   Pepco Holdings, Inc.....................    1,357,300
  30,000   Pinnacle West Capital Corp..............    1,022,700
  60,000   PPL Corp................................    2,080,800
  53,081   Progress Energy, Inc....................    2,301,061
  79,000   Public Service Enterprise Group, Inc....    2,535,900
  61,000   SCANA Corp..............................    1,888,560
  72,000   Southern Co. (The)......................    2,044,080
  36,000   Wisconsin Energy Corp...................      907,200
                                                     -----------
                                                      33,585,919
                                                     -----------
           ENERGY (19.6%)
  55,000   AGL Resources, Inc......................    1,336,500
  20,000   BP PLC (ADR) (United Kingdom)...........      813,000
  40,000   Burlington Resources, Inc...............    1,706,000
  25,000   Equitable Resources, Inc................      876,000
  25,000   Exxon Mobil Corp........................      873,500
  46,600   KeySpan Corp............................    1,642,184
  65,000   MDU Resources Group, Inc................    1,677,650
  64,000   New Jersey Resources Corp...............    2,021,760
  55,000   NiSource Inc............................    1,100,000
  70,000   Questar Corp............................    1,947,400
  50,000   Sempra Energy...........................    1,182,500
                                                     -----------
                                                      15,176,494
                                                     -----------
           TELECOMMUNICATIONS (23.8%)
  49,160   ALLTEL Corp.............................    2,507,160
 200,000   AT&T Wireless Services Inc.*............    1,130,000
  45,000   BCE, Inc. (Canada)......................      810,450
  90,000   BellSouth Corp..........................    2,328,300
  65,625   CenturyTel, Inc.........................    1,928,063
  40,000   Comcast Corp. (Class A)*................      942,800
  55,000   Nextel Communications, Inc. (Class
            A)*....................................      635,250

                       SEE NOTES TO FINANCIAL STATEMENTS

Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  99,272   SBC Communications, Inc.................  $ 2,691,264
 150,000   Sprint Corp. (PCS Group)*...............      657,000
  25,000   Telefonos de Mexico S.A. (Series L)
            (ADR) (Mexico).........................      799,500
  64,394   Verizon Communications Inc..............    2,495,268
  85,000   Vodafone Group PLC (ADR) (United
            Kingdom)...............................    1,540,200
                                                     -----------
                                                      18,465,255
                                                     -----------
           WATER UTILITIES (1.3%)
  49,375   Philadelphia Suburban Corp..............    1,017,125
                                                     -----------
           TOTAL COMMON STOCKS
            (COST $61,616,544).....................   68,244,793
                                                     -----------

PRINCIPAL
AMOUNT IN                                   COUPON     MATURITY
THOUSANDS                                    RATE        DATE
---------                                  ---------  ----------

           CORPORATE BONDS (4.5%)
           ELECTRIC UTILITIES (2.8%)
 $   50    Alliant Energy Resorces,
            Inc..........................    7.00%     12/01/11         48,930
    140    Cinergy Corp..................    6.25      09/01/04        144,788
     60    Commonwealth Edison Co........    6.15      03/15/12         66,380
     57    Constellation Energy Group,
            Inc..........................    7.60      04/01/32         58,260
    165    DTE Energy Co.................    7.05      06/01/11        183,114
    130    Duquesne Light Co.............    6.70      04/15/12        148,047
    290    Exelon Corp...................    6.75      05/01/11        317,435
     15    Florida Power & Light Co......    4.85      02/01/13         15,323
    120    Florida Power Corp............    6.65      07/15/11        134,610
     55    Indiana Michigan Power Co.....    6.375     11/01/12         55,604
     60    Jersey Central Power & Light
            Co...........................    6.45      05/15/06         63,617
    140    Pinnacle West Capital Corp....    6.40      04/01/06        142,534
    435    PSEG Energy Holdings..........    9.125     02/10/04        430,650
    140    Public Service Co. of New
            Mexico (Series B)............    7.50      08/01/18        129,832
    120    South Carolina Electric & Gas
            Co...........................    7.50      06/15/05        133,778
     85    TECO Energy Corp..............    7.00      05/01/12         71,400
     65    Texas-New Mexico Power Co.....    6.25      01/15/09         61,904
                                                                  ------------
                                                                     2,206,206
                                                                  ------------
           ENERGY (0.1%)
    100    Consolidated Natural Gas
            Co...........................    5.375     11/01/06        105,709
                                                                  ------------
           ENVIRONMENTAL SERVICES (0.1%)
     80    Waste Management, Inc.........    7.00      10/15/06         85,180
                                                                  ------------
           INDUSTRIAL CONGLOMERATES (0.2%)
    140    Honeywell International,
            Inc..........................    5.125     11/01/06        148,034
                                                                  ------------
           MOTOR VEHICLES (0.1%)
     40    DaimlerChrysler North America
            Holdings Corp................    7.30      01/15/12         44,886
                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON     MATURITY
THOUSANDS                                   RATE        DATE        VALUE

------------------------------------------------------------------------------

           TELECOMMUNICATIONS (1.2%)
 $   75    AT&T Wireless Services,
            Inc..........................    7.875%    03/01/11   $     75,375
    165    Deutsche Telekom International
            Finance Corp.
            (Netherlands)................    8.75      06/15/30        190,600
    180    GTE Corp......................    7.90      02/01/27        194,557
    225    SBC Communications Inc........    5.875     02/01/12        243,020
     40    TCI Communications, Corp......    8.00      08/01/05         41,547
    170    Verizon New England Inc.......    6.50      09/15/11        187,707
                                                                  ------------
                                                                       932,806
                                                                  ------------
           TOTAL CORPORATE BONDS
            (COST $3,349,362)...................................     3,522,821
                                                                  ------------
           U.S. GOVERNMENT OBLIGATION (0.5%)
    275    U.S. Treasury Bond (Cost
            $365,601)....................    8.125     08/15/21        386,998
                                                                  ------------
           ASSET-BACKED SECURITIES (0.9%)
           FINANCE/RENTAL/LEASING (0.9%)
    150    Connecticut RRB Special
            Purpose Trust CL&P - Series
            2001.........................    6.21      12/30/11        169,168
    150    Detroit Edison Securitization
            Funding LLC..................    5.875     03/01/10        165,613
    175    PECO Energy Transition
            Trust........................    7.625     03/01/10        208,708
    150    PSE&G Transition Funding
            LLC..........................    6.61      06/15/15        172,184
                                                                  ------------
           TOTAL ASSET-BACKED SECURITIES
            (COST $671,011).....................................       715,673
                                                                  ------------
           SHORT-TERM INVESTMENT (4.6%)
           REPURCHASE AGREEMENT
  3,548    Joint repurchase agreement
           account (dated 12/31/02;
           proceeds $3,548,245) (a)
           (Cost $3,548,000).............    1.245     01/02/03      3,548,000
                                                                  ------------

           TOTAL INVESTMENTS
            (COST $69,550,518) (B).......   98.5%    76,418,285
           OTHER ASSETS IN EXCESS OF
            LIABILITIES..................    1.5      1,155,210
                                           -----   ------------
           NET ASSETS....................  100.0%  $ 77,573,495
                                           =====   ============

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $8,150,334 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,282,567, RESULTING IN NET UNREALIZED APPRECIATION OF $6,867,767.

                       SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           COMMON STOCKS (99.5%)
           AEROSPACE & DEFENSE (1.2%)
 242,600   Goodrich Corp.....................................  $  4,444,432
                                                               ------------
           ALUMINUM (2.1%)
 146,400   Alcan Inc. (Canada)...............................     4,321,728
 158,900   Alcoa, Inc........................................     3,619,742
                                                               ------------
                                                                  7,941,470
                                                               ------------
           APPAREL/FOOTWEAR (1.7%)
 179,900   VF Corp...........................................     6,485,395
                                                               ------------
           AUTO PARTS: O.E.M. (3.0%)
 485,100   Delphi Corp.......................................     3,905,055
  88,500   Johnson Controls, Inc.............................     7,095,045
                                                               ------------
                                                                 11,000,100
                                                               ------------
           BEVERAGES: NON-ALCOHOLIC (1.6%)
 133,600   Coca-Cola Co. (The)...............................     5,854,352
                                                               ------------
           CHEMICALS: AGRICULTURAL (0.2%)
  31,600   Monsanto Co.......................................       608,300
                                                               ------------
           CHEMICALS: MAJOR DIVERSIFIED (3.7%)
 223,900   Dow Chemical Co. (The)............................     6,649,830
 168,000   Du Pont (E.I.) de Nemours & Co....................     7,123,200
                                                               ------------
                                                                 13,773,030
                                                               ------------
           COMPUTER PROCESSING HARDWARE (2.6%)
 548,800   Hewlett-Packard Co................................     9,527,168
                                                               ------------
           DISCOUNT STORES (1.4%)
 177,200   Target Corp.......................................     5,316,000
                                                               ------------
           ELECTRIC UTILITIES (6.0%)
 135,400   Exelon Corp.......................................     7,145,058
 228,800   FirstEnergy Corp..................................     7,543,536
 124,000   FPL Group, Inc....................................     7,456,120
                                                               ------------
                                                                 22,144,714
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           ELECTRONICS/APPLIANCE STORES (0.7%)
 362,400   Circuit City Stores - Circuit City Group..........  $  2,689,008
                                                               ------------
           ELECTRONICS/ APPLIANCES (3.7%)
 228,800   Eastman Kodak Co..................................     8,017,152
 107,300   Whirlpool Corp....................................     5,603,206
                                                               ------------
                                                                 13,620,358
                                                               ------------
           FINANCE/RENTAL/ LEASING (3.7%)
 112,200   Fannie Mae........................................     7,217,826
 348,900   MBNA Corp.........................................     6,636,078
                                                               ------------
                                                                 13,853,904
                                                               ------------
           FINANCIAL CONGLOMERATES (1.6%)
 172,700   Citigroup, Inc....................................     6,077,313
                                                               ------------
           FOOD DISTRIBUTORS (1.6%)
 261,100   Supervalu, Inc....................................     4,310,761
  59,200   SYSCO Corp........................................     1,763,568
                                                               ------------
                                                                  6,074,329
                                                               ------------
           FOOD: MAJOR DIVERSIFIED (1.7%)
 153,000   PepsiCo, Inc......................................     6,459,660
                                                               ------------
           FOREST PRODUCTS (1.5%)
 116,700   Weyerhaeuser Co...................................     5,742,807
                                                               ------------
           HOUSEHOLD/PERSONAL CARE (4.6%)
  88,200   Avon Products, Inc................................     4,751,334
 119,500   Kimberly-Clark Corp...............................     5,672,665
  79,300   Procter & Gamble Co. (The)........................     6,815,042
                                                               ------------
                                                                 17,239,041
                                                               ------------
           INDUSTRIAL CONGLOMERATES (6.6%)
  53,600   3M Co.............................................     6,608,880
 249,700   General Electric Co...............................     6,080,195

                       SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

 200,400   Honeywell International, Inc......................  $  4,809,600
 112,000   United Technologies Corp..........................     6,937,280
                                                               ------------
                                                                 24,435,955
                                                               ------------
           INDUSTRIAL SPECIALTIES (1.7%)
 126,000   PPG Industries, Inc...............................     6,318,900
                                                               ------------
           INFORMATION TECHNOLOGY SERVICES (1.7%)
  81,000   International Business Machines Corp..............     6,277,500
                                                               ------------
           INTEGRATED OIL (5.0%)
 149,200   BP PLC (ADR) (United Kingdom).....................     6,064,980
 181,900   Exxon Mobil Corp..................................     6,355,586
 135,400   Royal Dutch Petroleum Co. (NY Registered Shares)
            (Netherlands)....................................     5,960,308
                                                               ------------
                                                                 18,380,874
                                                               ------------
           LIFE/HEALTH INSURANCE (2.4%)
  94,500   Jefferson-Pilot Corp..............................     3,601,395
 163,300   Lincoln National Corp.............................     5,157,014
                                                               ------------
                                                                  8,758,409
                                                               ------------
           MAJOR BANKS (7.0%)
 159,900   Bank of America Corp..............................    11,124,243
  67,000   Comerica, Inc.....................................     2,897,080
 280,000   KeyCorp...........................................     7,039,200
  66,700   PNC Financial Services Group......................     2,794,730
  56,500   Wachovia Corp.....................................     2,058,860
                                                               ------------
                                                                 25,914,113
                                                               ------------
           MAJOR TELECOMMUNICATIONS (1.5%)
 137,500   Verizon Communications Inc........................     5,328,125
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           MOTOR VEHICLES (2.5%)
 154,000   DaimlerChrysler AG (Germany)......................  $  4,720,100
 121,200   General Motors Corp...............................     4,467,432
                                                               ------------
                                                                  9,187,532
                                                               ------------
           MULTI-LINE INSURANCE (1.3%)
  81,600   American International Group, Inc.................     4,720,560
                                                               ------------
           OFFICE EQUIPMENT/ SUPPLIES (1.6%)
 186,700   Pitney Bowes, Inc.................................     6,097,622
                                                               ------------
           OIL & GAS PRODUCTION (1.6%)
 133,600   Kerr-McGee Corp...................................     5,918,480
                                                               ------------
           OIL REFINING/ MARKETING (3.4%)
 271,100   Marathon Oil Corp.................................     5,771,719
 205,300   Sunoco, Inc.......................................     6,811,854
                                                               ------------
                                                                 12,583,573
                                                               ------------
           PHARMACEUTICALS: MAJOR (8.2%)
 261,100   Bristol-Myers Squibb Co...........................     6,044,465
 163,300   Merck & Co., Inc..................................     9,244,413
 186,700   Pharmacia Corp....................................     7,804,060
 197,500   Wyeth.............................................     7,386,500
                                                               ------------
                                                                 30,479,438
                                                               ------------
           PROPERTY - CASUALTY INSURERS (1.7%)
 426,700   Travelers Property Casualty Corp. (Class A)*......     6,251,155
  14,700   Travelers Property Casualty Corp. (Class B)*......       215,355
                                                               ------------
                                                                  6,466,510
                                                               ------------
           PULP & PAPER (2.6%)
 172,700   International Paper Co............................     6,039,319
 146,700   MeadWestvaco Corp.................................     3,624,957
                                                               ------------
                                                                  9,664,276
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           RAILROADS (3.3%)
 247,400   Burlington Northern Santa Fe Corp.................  $  6,434,874
 209,900   CSX Corp..........................................     5,942,269
                                                               ------------
                                                                 12,377,143
                                                               ------------
           REGIONAL BANKS (0.6%)
  96,500   U.S. Bancorp......................................     2,047,730
                                                               ------------
           SEMICONDUCTORS (1.0%)
 228,200   Intel Corp........................................     3,553,074
                                                               ------------
           TELECOMMUNICATION EQUIPMENT (0.5%)
 198,900   Motorola, Inc.....................................     1,720,485
                                                               ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (2.7%)
 142,600   Caterpillar, Inc..................................     6,519,672
  79,900   Deere & Co........................................     3,663,415
                                                               ------------
                                                                 10,183,087
                                                               ------------
           TOTAL COMMON STOCKS
            (COST $376,854,476)..............................   369,264,767
                                                               ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                         VALUE

---------------------------------------------------------------------------

           SHORT-TERM INVESTMENT (0.3%)
           REPURCHASE AGREEMENT
 $1,235    Joint repurchase agreement
           account 1.245% due 01/02/03 (dated 12/31/02;
            proceeds $1,235,085)(a)
           (COST $1,235,000).................................  $  1,235,000
                                                               ------------

  TOTAL INVESTMENTS
   (COST $378,089,476) (b)..........................    99.8%  370,499,767
  OTHER ASSETS IN EXCESS OF LIABILITIES.............     0.2       490,733
                                                      ------  ------------
  NET ASSETS........................................   100.0% $370,990,500
                                                      ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $33,132,095 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $40,721,804, RESULTING IN NET UNREALIZED DEPRECIATION OF $7,589,709.

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS (98.4%)
           ADVERTISING/MARKETING SERVICES (0.4%)
  13,000   Interpublic Group of Companies, Inc.....  $    183,040
   5,000   Omnicom Group, Inc......................       323,000
                                                     ------------
                                                          506,040
                                                     ------------
           AEROSPACE & DEFENSE (1.6%)
   8,000   Boeing Co...............................       263,920
   4,400   General Dynamics Corp...................       349,228
  11,700   Goodrich Corp...........................       214,344
   6,000   Lockheed Martin Corp....................       346,500
   4,300   Northrop Grumman Corp...................       417,100
  11,000   Raytheon Co.............................       338,250
  13,000   Rockwell Collins, Inc...................       302,380
                                                     ------------
                                                        2,231,722
                                                     ------------
           AGRICULTURAL COMMODITIES/ MILLING (0.2%)
  24,000   Archer-Daniels-Midland Co...............       297,600
                                                     ------------
           AIR FREIGHT/COURIERS (0.4%)
   6,000   FedEx Corp..............................       325,320
   3,400   United Parcel Service, Inc. (Class B)...       214,472
                                                     ------------
                                                          539,792
                                                     ------------
           AIRLINES (0.4%)
  10,100   AMR Corp.*..............................        66,660
  11,800   Delta Air Lines, Inc....................       142,780
  21,000   Southwest Airlines Co...................       291,900
                                                     ------------
                                                          501,340
                                                     ------------
           ALTERNATIVE POWER GENERATION (0.0%)
  14,000   Calpine Corp.*..........................        45,640
                                                     ------------
           ALUMINUM (0.2%)
  13,000   Alcoa, Inc..............................       296,140
                                                     ------------
           APPAREL/FOOTWEAR (1.4%)
   6,000   Cintas Corp.............................       274,500

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   8,000   Jones Apparel Group, Inc.*..............  $    283,520
  12,200   Liz Claiborne, Inc......................       361,730
   8,300   Nike, Inc. (Class B)....................       369,101
  13,000   Reebok International Ltd.*..............       382,200
   9,200   VF Corp.................................       331,660
                                                     ------------
                                                        2,002,711
                                                     ------------
           APPAREL/FOOTWEAR RETAIL (0.9%)
  18,000   Gap, Inc. (The).........................       279,360
  18,900   Limited Brands, Inc.....................       263,277
  12,900   Nordstrom, Inc..........................       244,713
  20,700   TJX Companies, Inc. (The)...............       404,064
                                                     ------------
                                                        1,191,414
                                                     ------------
           AUTO PARTS: O.E.M. (1.0%)
  19,000   Dana Corp...............................       223,440
  27,200   Delphi Corp.............................       218,960
   4,500   Eaton Corp..............................       351,495
   5,700   Johnson Controls, Inc...................       456,969
  23,000   Visteon Corp............................       160,080
                                                     ------------
                                                        1,410,944
                                                     ------------
           AUTOMOTIVE AFTERMARKET (0.2%)
  16,300   Cooper Tire & Rubber Co.................       250,042
  13,400   Goodyear Tire & Rubber Co. (The)........        91,254
                                                     ------------
                                                          341,296
                                                     ------------
           BEVERAGES: ALCOHOLIC (0.9%)
   7,800   Anheuser-Busch Companies, Inc...........       377,520
   5,900   Brown-Forman Corp.
            (Class B)..............................       385,624
   7,100   Coors (Adolph) Co. (Class B)............       434,875
                                                     ------------
                                                        1,198,019
                                                     ------------
           BEVERAGES: NON-ALCOHOLIC (0.7%)
   6,600   Coca-Cola Co. (The).....................       289,212
  16,900   Coca-Cola Enterprises Inc...............       367,068

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  12,000   Pepsi Bottling Group, Inc. (The)........  $    308,400
                                                     ------------
                                                          964,680
                                                     ------------
           BIOTECHNOLOGY (1.0%)
   6,300   Amgen Inc.*.............................       304,542
   6,000   Biogen, Inc.*...........................       240,360
   8,000   Chiron Corp.*...........................       300,800
  11,000   Genzyme Corp. (General Division)*.......       325,270
   8,000   MedImmune, Inc.*........................       217,360
                                                     ------------
                                                        1,388,332
                                                     ------------
           BROADCASTING (0.2%)
   4,800   Clear Channel Communications, Inc.*.....       178,992
   6,000   Univision Communications, Inc. (Class
            A)*....................................       147,000
                                                     ------------
                                                          325,992
                                                     ------------
           BUILDING PRODUCTS (0.4%)
   3,000   American Standard Companies, Inc.*......       213,420
  14,500   Masco Corp..............................       305,225
                                                     ------------
                                                          518,645
                                                     ------------
           CABLE/SATELLITE TV (0.1%)
   6,823   Comcast Corp. (Class A)*................       160,818
                                                     ------------
           CASINO/GAMING (0.3%)
  10,000   Harrah's Entertainment, Inc.*...........       396,000
                                                     ------------
           CHEMICALS: AGRICULTURAL (0.1%)
   8,300   Monsanto Co.............................       159,775
                                                     ------------
           CHEMICALS: MAJOR DIVERSIFIED (1.3%)
  11,900   Dow Chemical Co. (The)..................       353,430
   6,000   Du Pont (E.I.) de Nemours & Co..........       254,400
   7,900   Eastman Chemical Co.....................       290,483
  13,900   Engelhard Corp..........................       310,665

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  29,000   Hercules Inc.*..........................  $    255,200
   9,700   Rohm & Haas Co..........................       315,056
                                                     ------------
                                                        1,779,234
                                                     ------------
           CHEMICALS: SPECIALTY (0.9%)
   8,000   Air Products & Chemicals, Inc...........       342,000
   9,500   Great Lakes Chemical Corp...............       226,860
   7,000   Praxair, Inc............................       404,390
   7,000   Sigma-Aldrich Corp......................       340,900
                                                     ------------
                                                        1,314,150
                                                     ------------
           COMMERCIAL PRINTING/ FORMS (0.5%)
   7,600   Deluxe Corp.............................       319,960
  14,600   Donnelley (R.R.) & Sons Co..............       317,842
                                                     ------------
                                                          637,802
                                                     ------------
           COMPUTER COMMUNICATIONS (0.2%)
  32,000   Avaya Inc.*.............................        78,400
  14,000   Cisco Systems, Inc.*....................       183,400
                                                     ------------
                                                          261,800
                                                     ------------
           COMPUTER PERIPHERALS (0.4%)
  20,000   EMC Corp.*..............................       122,800
   4,500   Lexmark International, Inc.*............       272,250
  14,000   Network Appliance, Inc.*................       140,000
                                                     ------------
                                                          535,050
                                                     ------------
           COMPUTER PROCESSING HARDWARE (0.9%)
  15,000   Apple Computer, Inc.*...................       214,950
  10,000   Dell Computer Corp.*....................       267,400
  20,000   Gateway, Inc.*..........................        62,800
  21,600   Hewlett-Packard Co......................       374,976
   9,000   NCR Corp.*..............................       213,660
  30,000   Sun Microsystems, Inc.*.................        93,300
                                                     ------------
                                                        1,227,086
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           CONSTRUCTION MATERIALS (0.2%)
   7,500   Vulcan Materials Co.....................  $    281,250
                                                     ------------
           CONSUMER SUNDRIES (0.1%)
  10,300   American Greetings Corp. (Class A)*.....       162,740
                                                     ------------
           CONTAINERS/ PACKAGING (1.1%)
   7,000   Ball Corp...............................       358,330
   6,600   Bemis Company, Inc......................       327,558
  17,000   Pactiv Corp.*...........................       371,620
   6,900   Sealed Air Corp.*.......................       257,370
   6,200   Temple-Inland, Inc......................       277,822
                                                     ------------
                                                        1,592,700
                                                     ------------
           CONTRACT DRILLING (0.8%)
   7,200   Nabors Industries, Ltd. (Barbados)*.....       253,944
  10,000   Noble Corp.*............................       351,500
  14,000   Rowan Companies, Inc.*..................       317,800
  10,500   Transocean Inc.*........................       243,600
                                                     ------------
                                                        1,166,844
                                                     ------------
           DATA PROCESSING SERVICES (1.1%)
   7,000   Automatic Data Processing, Inc..........       274,750
  10,000   Concord EFS, Inc.*......................       157,400
  14,500   Convergys Corp.*........................       219,675
  10,500   First Data Corp.........................       371,805
   8,250   Fiserv, Inc.*...........................       280,087
  10,050   Paychex, Inc............................       280,395
                                                     ------------
                                                        1,584,112
                                                     ------------
           DEPARTMENT STORES (1.1%)
  15,000   Dillard's, Inc. (Class A)...............       237,900
   8,200   Federated Department Stores, Inc.*......       235,832
   5,800   Kohl's Corp.*...........................       324,510
  10,800   May Department Stores Co................       248,184

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  15,300   Penney (J.C.) Co., Inc..................  $    352,053
   8,000   Sears, Roebuck & Co.....................       191,600
                                                     ------------
                                                        1,590,079
                                                     ------------
           DISCOUNT STORES (1.2%)
  23,200   Big Lots, Inc...........................       306,936
   8,400   Costco Wholesale Corp.*.................       235,704
  22,000   Dollar General Corp.....................       262,900
   8,000   Family Dollar Stores, Inc...............       249,680
  11,600   Target Corp.............................       348,000
   6,300   Wal-Mart Stores, Inc....................       318,213
                                                     ------------
                                                        1,721,433
                                                     ------------
           DRUGSTORE CHAINS (0.4%)
  10,100   CVS Corp................................       252,197
   9,600   Walgreen Co.............................       280,224
                                                     ------------
                                                          532,421
                                                     ------------
           ELECTRIC UTILITIES (5.2%)
  18,000   AES Corp.*..............................        54,360
   9,000   Allegheny Energy, Inc...................        68,040
   8,400   Ameren Corp.............................       349,188
  10,000   American Electric Power Co., Inc........       273,300
  13,500   CenterPoint Energy, Inc.................       114,750
   8,000   Cinergy Corp............................       269,760
  16,500   CMS Energy Corp.........................       155,760
   7,300   Consolidated Edison, Inc................       312,586
  12,000   Constellation Energy Group, Inc.........       333,840
   6,000   Dominion Resources, Inc.................       329,400
   7,000   DTE Energy Co...........................       324,800
  12,600   Duke Energy Corp........................       246,204
  22,000   Edison International*...................       260,700
   8,000   Entergy Corp............................       364,720
   7,000   Exelon Corp.............................       369,390
  11,400   FirstEnergy Corp........................       375,858
   5,500   FPL Group, Inc..........................       330,715
  21,000   Mirant Corp.*...........................        39,690
  25,000   PG&E Corp.*.............................       347,500
   9,600   Pinnacle West Capital Corp..............       327,264
   8,500   PPL Corp................................       294,780
   8,000   Progress Energy, Inc....................       346,800

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  10,700   Public Service Enterprise Group, Inc....  $    343,470
  13,600   Southern Co. (The)......................       386,104
  12,000   TECO Energy, Inc........................       185,640
   9,900   TXU Corp................................       184,932
  24,000   Xcel Energy, Inc........................       264,000
                                                     ------------
                                                        7,253,551
                                                     ------------
           ELECTRICAL PRODUCTS (1.1%)
  20,000   American Power Conversion Corp.*........       303,000
   9,300   Cooper Industries Ltd. (Class A)
            (Bermuda)..............................       338,985
   6,400   Emerson Electric Co.....................       325,440
   7,000   Molex Inc...............................       161,280
  27,000   Power-One, Inc.*........................       153,090
  13,800   Thomas & Betts Corp.*...................       233,220
                                                     ------------
                                                        1,515,015
                                                     ------------
           ELECTRONIC COMPONENTS (0.6%)
  15,000   Jabil Circuit, Inc.*....................       268,800
   7,000   QLogic Corp.*...........................       241,570
  33,000   Sanmina-SCI Corp.*......................       148,170
  44,000   Solectron Corp.*........................       156,200
                                                     ------------
                                                          814,740
                                                     ------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (1.6%)
  10,000   Agilent Technologies, Inc.*.............       179,600
  40,000   JDS Uniphase Corp.*.....................        98,800
  23,000   PerkinElmer, Inc........................       189,750
  17,000   Rockwell Automation Inc.................       352,070
  17,000   Scientific-Atlanta, Inc.................       201,620
  19,000   Symbol Technologies, Inc................       156,180
  15,000   Tektronix, Inc.*........................       272,850
  16,800   Thermo Electron Corp.*..................       338,016
  10,700   Waters Corp.*...........................       233,046
  34,000   Xerox Corp.*............................       273,700
                                                     ------------
                                                        2,295,632
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           ELECTRONIC PRODUCTION EQUIPMENT (0.6%)
  12,000   Applied Materials, Inc.*................  $    156,360
   6,200   KLA-Tencor Corp.*.......................       219,294
  10,000   Novellus Systems, Inc.*.................       280,800
  11,000   Teradyne, Inc.*.........................       143,110
                                                     ------------
                                                          799,564
                                                     ------------
           ELECTRONICS/APPLIANCE STORES (0.4%)
   9,300   Best Buy Co., Inc.*.....................       224,595
  18,000   Circuit City Stores - Circuit City
            Group..................................       133,560
   8,200   RadioShack Corp.........................       153,668
                                                     ------------
                                                          511,823
                                                     ------------
           ELECTRONICS/ APPLIANCES (0.7%)
   9,000   Eastman Kodak Co........................       315,360
   9,600   Maytag Corp.............................       273,600
   6,600   Whirlpool Corp..........................       344,652
                                                     ------------
                                                          933,612
                                                     ------------
           ENERGY (0.2%)
  14,000   NiSource Inc............................       280,000
                                                     ------------
           ENGINEERING & CONSTRUCTION (0.2%)
  10,100   Fluor Corp. (New).......................       282,800
                                                     ------------
           ENVIRONMENTAL SERVICES (0.4%)
  37,000   Allied Waste Industries, Inc.*..........       370,000
  11,000   Waste Management, Inc...................       252,120
                                                     ------------
                                                          622,120
                                                     ------------
           FINANCE/RENTAL/ LEASING (2.1%)
   8,100   Capital One Financial Corp..............       240,732
   8,500   Countrywide Credit Industries, Inc......       439,025
   5,600   Fannie Mae..............................       360,248
   6,700   Freddie Mac.............................       395,635
   8,800   Household International, Inc............       244,728
  21,150   MBNA Corp...............................       402,273

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  23,000   Providian Financial Corp................  $    149,270
  11,300   Ryder System, Inc.......................       253,572
   4,000   SLM Corp................................       415,440
                                                     ------------
                                                        2,900,923
                                                     ------------
           FINANCIAL CONGLOMERATES (1.3%)
   7,700   American Express Co.....................       272,195
  11,000   Citigroup, Inc..........................       387,090
  13,000   J.P. Morgan Chase & Co..................       312,000
   6,000   John Hancock Financial Services, Inc....       167,400
   5,000   Principal Financial Group, Inc..........       150,650
   5,000   Prudential Financial, Inc...............       158,700
   7,800   State Street Corp.......................       304,200
                                                     ------------
                                                        1,752,235
                                                     ------------
           FINANCIAL PUBLISHING/ SERVICES (0.9%)
  14,100   Equifax, Inc............................       326,274
   6,900   McGraw-Hill Companies, Inc. (The).......       417,036
   8,000   Moody's Corp............................       330,320
   7,600   SunGard Data Systems Inc.*..............       179,056
                                                     ------------
                                                        1,252,686
                                                     ------------
           FOOD DISTRIBUTORS (0.5%)
  18,400   Supervalu, Inc..........................       303,784
  14,000   SYSCO Corp..............................       417,060
                                                     ------------
                                                          720,844
                                                     ------------
           FOOD RETAIL (0.8%)
  12,000   Albertson's, Inc........................       267,120
  18,900   Kroger Co.*.............................       292,005
   9,600   Safeway Inc.*...........................       224,256
  19,000   Winn-Dixie Stores, Inc..................       290,320
                                                     ------------
                                                        1,073,701
                                                     ------------
           FOOD: MAJOR DIVERSIFIED (1.4%)
  10,300   Campbell Soup Co........................       241,741
   6,000   General Mills, Inc......................       281,700
   9,300   Heinz (H.J.) Co.........................       305,694

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  10,200   Kellogg Co..............................  $    349,554
   8,500   PepsiCo, Inc............................       358,870
  17,000   Sara Lee Corp...........................       382,670
                                                     ------------
                                                        1,920,229
                                                     ------------
           FOOD: MEAT/FISH/ DAIRY (0.3%)
  14,000   ConAgra Foods Inc.......................       350,140
                                                     ------------
           FOOD: SPECIALTY/ CANDY (0.5%)
   5,400   Hershey Foods Corp......................       364,176
   7,100   Wrigley (Wm.) Jr. Co.
            (Class A)..............................       389,648
                                                     ------------
                                                          753,824
                                                     ------------
           FOREST PRODUCTS (0.4%)
  27,000   Louisiana-Pacific Corp..................       217,620
   6,200   Weyerhaeuser Co.........................       305,102
                                                     ------------
                                                          522,722
                                                     ------------
           GAS DISTRIBUTORS (1.1%)
   8,000   KeySpan Corp............................       281,920
   7,000   Kinder Morgan, Inc......................       295,890
   9,800   Nicor Inc...............................       333,494
   7,000   Peoples Energy Corp.....................       270,550
  14,100   Sempra Energy...........................       333,465
                                                     ------------
                                                        1,515,319
                                                     ------------
           HOME BUILDING (0.8%)
   7,000   Centex Corp.............................       351,400
   9,500   KB HOME.................................       407,075
   7,000   Pulte Homes, Inc........................       335,090
                                                     ------------
                                                        1,093,565
                                                     ------------
           HOME FURNISHINGS (0.7%)
  15,400   Leggett & Platt, Inc....................       345,576
  12,500   Newell Rubbermaid, Inc..................       379,125
  18,700   Tupperware Corp.........................       281,996
                                                     ------------
                                                        1,006,697
                                                     ------------
           HOME IMPROVEMENT CHAINS (0.6%)
   6,300   Home Depot, Inc. (The)..................       150,948

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   9,900   Lowe's Companies, Inc...................  $    371,250
  11,500   Sherwin-Williams Co.....................       324,875
                                                     ------------
                                                          847,073
                                                     ------------
           HOSPITAL/NURSING MANAGEMENT (0.8%)
  10,100   HCA Inc.................................       419,150
  14,000   Health Management Associates, Inc.
            (Class A)..............................       250,600
  13,500   Manor Care, Inc.*.......................       251,235
  10,000   Tenet Healthcare Corp.*.................       164,000
                                                     ------------
                                                        1,084,985
                                                     ------------
           HOTELS/RESORTS/ CRUISELINES (0.9%)
  14,400   Carnival Corp...........................       359,280
  27,000   Hilton Hotels Corp......................       343,170
  10,500   Marriott International, Inc. (Class
            A).....................................       345,135
   9,000   Starwood Hotels & Resorts Worldwide,
            Inc....................................       213,660
                                                     ------------
                                                        1,261,245
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (2.0%)
   8,000   Alberto-Culver Co. (Class B)............       403,200
   8,000   Avon Products, Inc......................       430,960
   9,100   Clorox Co. (The)........................       375,375
   6,700   Colgate-Palmolive Co....................       351,281
   9,100   Gillette Co. (The)......................       276,276
   9,300   International Flavors & Fragrances,
            Inc....................................       326,430
   6,300   Kimberly-Clark Corp.....................       299,061
   4,100   Procter & Gamble Co. (The)..............       352,354
                                                     ------------
                                                        2,814,937
                                                     ------------
           INDUSTRIAL CONGLOMERATES (1.7%)
   3,000   3M Co...................................       369,900
   9,000   General Electric Co.....................       219,150
   9,500   Honeywell International, Inc............       228,000
   6,000   Ingersoll Rand Co. (Class A)
            (Bermuda)..............................       258,360

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   6,100   ITT Industries, Inc.....................  $    370,209
   7,000   Textron, Inc............................       300,930
  11,500   Tyco International Ltd. (Bermuda).......       196,420
   6,200   United Technologies Corp................       384,028
                                                     ------------
                                                        2,326,997
                                                     ------------
           INDUSTRIAL MACHINERY (0.5%)
   5,000   Illinois Tool Works Inc.................       324,300
   7,600   Parker-Hannifin Corp....................       350,588
                                                     ------------
                                                          674,888
                                                     ------------
           INDUSTRIAL SPECIALTIES (0.7%)
   8,200   Ecolab, Inc.............................       405,900
   6,900   Millipore Corp.*........................       234,600
   6,200   PPG Industries, Inc.....................       310,930
                                                     ------------
                                                          951,430
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (1.1%)
  18,000   Citrix Systems, Inc.*...................       221,760
   8,000   Computer Sciences Corp.*................       275,600
  12,000   Electronic Data Systems Corp............       221,160
   3,300   International Business Machines Corp....       255,750
  14,500   PeopleSoft, Inc.*.......................       265,350
  27,000   Unisys Corp.*...........................       267,300
                                                     ------------
                                                        1,506,920
                                                     ------------
           INSURANCE BROKERS/ SERVICES (0.4%)
  11,500   AON Corp................................       217,235
   7,600   Marsh & McLennan Companies, Inc.........       351,196
                                                     ------------
                                                          568,431
                                                     ------------
           INTEGRATED OIL (0.9%)
   4,800   Amerada Hess Corp.......................       264,240
   5,000   ChevronTexaco Corp......................       332,400

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   6,500   ConocoPhillips..........................  $    314,535
  10,200   Exxon Mobil Corp........................       356,388
                                                     ------------
                                                        1,267,563
                                                     ------------
           INTERNET SOFTWARE/ SERVICES (0.2%)
  14,000   Siebel Systems, Inc.*...................       104,720
  14,000   Yahoo! Inc.*............................       228,900
                                                     ------------
                                                          333,620
                                                     ------------
           INVESTMENT BANKS/ BROKERS (1.2%)
   6,500   Bear Stearns Companies, Inc. (The)......       386,100
   2,500   Goldman Sachs Group, Inc. (The).........       170,250
   6,300   Lehman Brothers Holdings, Inc...........       335,727
   7,400   Merrill Lynch & Co., Inc................       280,830
   6,600   Morgan Stanley (Note 4).................       263,472
  19,200   Schwab (Charles) Corp...................       208,320
                                                     ------------
                                                        1,644,699
                                                     ------------
           INVESTMENT MANAGERS (0.5%)
  10,500   Franklin Resources, Inc.................       357,840
   8,800   Price (T.) Rowe Group, Inc..............       240,064
   9,900   Stilwell Financial, Inc.................       129,393
                                                     ------------
                                                          727,297
                                                     ------------
           LIFE/HEALTH INSURANCE (1.3%)
  10,800   AFLAC, Inc..............................       325,296
   7,650   Jefferson-Pilot Corp....................       291,541
   9,800   Lincoln National Corp...................       309,484
   9,000   MetLife, Inc............................       243,360
   9,800   Torchmark Corp..........................       357,994
  13,400   UnumProvident Corp......................       235,036
                                                     ------------
                                                        1,762,711
                                                     ------------
           MAJOR BANKS (3.6%)
   5,500   Bank of America Corp....................       382,635
  10,000   Bank of New York Co., Inc. (The)........       239,600

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  10,600   Bank One Corp...........................  $    387,430
   8,700   BB&T Corp...............................       321,813
   7,000   Comerica, Inc...........................       302,680
  14,300   FleetBoston Financial Corp..............       347,490
  18,260   Huntington Bancshares, Inc..............       341,645
  12,600   KeyCorp.................................       316,764
   9,600   Mellon Financial Corp...................       250,656
  11,400   National City Corp......................       311,448
   7,200   PNC Financial Services Group............       301,680
  17,000   SouthTrust Corp.........................       422,450
   5,600   SunTrust Banks, Inc.....................       318,752
  10,700   Wachovia Corp...........................       389,908
   7,400   Wells Fargo & Co........................       346,838
                                                     ------------
                                                        4,981,789
                                                     ------------
           MAJOR
           TELECOMMUNICATIONS (1.1%)
   6,000   ALLTEL Corp.............................       306,000
   3,600   AT &T Corp..............................        93,996
   9,500   BellSouth Corp..........................       245,765
  10,500   SBC Communications, Inc.................       284,655
  18,000   Sprint Corp. (FON Group)................       260,640
   8,000   Verizon Communications Inc..............       310,000
                                                     ------------
                                                        1,501,056
                                                     ------------
           MANAGED HEALTH CARE (1.2%)
   7,500   Aetna Inc...............................       308,400
   2,700   Anthem, Inc.*...........................       169,830
   5,500   CIGNA Corp..............................       226,160
  24,900   Humana, Inc.*...........................       249,000
   5,000   UnitedHealth Group Inc..................       417,500
   4,500   WellPoint Health Networks, Inc.*........       320,220
                                                     ------------
                                                        1,691,110
                                                     ------------
           MEDIA CONGLOMERATES (0.4%)
  12,000   AOL Time Warner Inc.*...................       157,200
  13,000   Disney (Walt) Co. (The).................       212,030

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   6,295   Viacom, Inc. (Class B) (Non-Voting)*....  $    256,584
                                                     ------------
                                                          625,814
                                                     ------------
           MEDICAL DISTRIBUTORS (0.7%)
   5,000   AmerisourceBergen Corp..................       271,550
   7,000   Cardinal Health, Inc....................       414,330
  12,000   McKesson Corp...........................       324,360
                                                     ------------
                                                        1,010,240
                                                     ------------
           MEDICAL SPECIALTIES (2.9%)
  12,400   Applera Corp. - Applied Biosystems
            Group..................................       217,496
   7,400   Bard (C.R.), Inc........................       429,200
   8,000   Bausch & Lomb, Inc......................       288,000
   9,000   Baxter International, Inc...............       252,000
  12,700   Becton, Dickinson & Co..................       389,763
  12,000   Biomet, Inc.............................       343,920
   7,500   Boston Scientific Corp.*................       318,900
   9,000   Guidant Corp.*..........................       277,650
   7,500   Medtronic, Inc..........................       342,000
  17,300   Pall Corp...............................       288,564
   8,000   St. Jude Medical, Inc.*.................       317,760
   5,300   Stryker Corp............................       355,736
   7,000   Zimmer Holdings, Inc.*..................       290,640
                                                     ------------
                                                        4,111,629
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.2%)
  12,000   Sabre Holdings Corp.*...................       217,320
                                                     ------------
           MISCELLANEOUS MANUFACTURING (0.7%)
  17,600   Crane Co................................       350,768
   5,500   Danaher Corp............................       361,350
   9,200   Dover Corp..............................       268,272
                                                     ------------
                                                          980,390
                                                     ------------
           MOTOR VEHICLES (0.5%)
  16,500   Ford Motor Co...........................       153,450
   6,100   General Motors Corp.....................       224,846
   7,400   Harley-Davidson, Inc....................       341,880
                                                     ------------
                                                          720,176
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           MULTI-LINE INSURANCE (0.8%)
   6,000   American International Group, Inc.......  $    347,100
   6,000   Hartford Financial Services Group, Inc.
            (The)..................................       272,580
   6,000   Loews Corp..............................       266,760
   8,600   Safeco Corp.............................       298,162
                                                     ------------
                                                        1,184,602
                                                     ------------
           OFFICE EQUIPMENT/ SUPPLIES (0.4%)
   6,100   Avery Dennison Corp.....................       372,588
   7,100   Pitney Bowes, Inc.......................       231,886
                                                     ------------
                                                          604,474
                                                     ------------
           OIL & GAS PIPELINES (0.1%)
  20,000   El Paso Corp............................       139,200
  10,000   Williams Companies, Inc. (The)..........        27,000
                                                     ------------
                                                          166,200
                                                     ------------
           OIL & GAS PRODUCTION (2.0%)
   6,500   Anadarko Petroleum Corp.................       311,350
   6,000   Apache Corp.............................       341,940
   9,000   Burlington Resources, Inc...............       383,850
   8,500   Devon Energy Corp.......................       390,150
   8,000   EOG Resources, Inc......................       319,360
   7,100   Kerr-McGee Corp.........................       314,530
  13,000   Occidental Petroleum Corp...............       369,850
  11,000   Unocal Corp.............................       336,380
                                                     ------------
                                                        2,767,410
                                                     ------------
           OIL REFINING/ MARKETING (0.6%)
   9,700   Ashland, Inc............................       276,741
  12,900   Marathon Oil Corp.......................       274,641
  10,300   Sunoco, Inc.............................       341,754
                                                     ------------
                                                          893,136
                                                     ------------
           OILFIELD SERVICES/ EQUIPMENT (0.9%)
  11,600   Baker Hughes Inc........................       373,404
   7,000   BJ Services Co.*........................       226,170
  16,000   Halliburton Co..........................       299,360

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  40,900   McDermott International, Inc.*..........  $    179,142
   5,500   Schlumberger, Ltd.......................       231,495
                                                     ------------
                                                        1,309,571
                                                     ------------
           OTHER CONSUMER SERVICES (0.6%)
   6,000   Apollo Group, Inc. (Class A)*...........       264,000
   6,000   Block (H.&R.), Inc......................       241,200
  21,000   Cendant Corp.*..........................       220,080
   2,700   eBay, Inc.*.............................       183,114
                                                     ------------
                                                          908,394
                                                     ------------
           OTHER CONSUMER SPECIALTIES (0.3%)
   8,000   Fortune Brands, Inc.....................       372,080
                                                     ------------
           OTHER METALS/ MINERALS (0.2%)
   9,000   Phelps Dodge Corp.*.....................       284,850
                                                     ------------
           PACKAGED SOFTWARE (2.0%)
   8,700   Adobe Systems, Inc......................       216,717
  24,000   Autodesk, Inc...........................       343,200
  18,000   BMC Software, Inc.*.....................       307,980
  15,300   Computer Associates International,
            Inc....................................       206,550
  27,200   Compuware Corp.*........................       130,560
   6,000   Intuit Inc.*............................       281,520
   8,000   Mercury Interactive Corp.*..............       237,200
   5,000   Microsoft Corp.*........................       258,500
  33,000   Novell, Inc.*...........................       110,220
  27,000   Oracle Corp.*...........................       291,600
  36,000   Parametric Technology Corp.*............        90,720
  21,800   Rational Software Corp.*................       226,502
  10,000   VERITAS Software Corp.*.................       156,200
                                                     ------------
                                                        2,857,469
                                                     ------------
           PERSONNEL SERVICES (0.2%)
  11,000   Robert Half International, Inc.*........       177,210
  10,000   TMP Worldwide, Inc.*....................       113,100
                                                     ------------
                                                          290,310
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           PHARMACEUTICALS: GENERIC DRUGS (0.2%)
  12,000   Watson Pharmaceuticals, Inc.*...........  $    339,240
                                                     ------------
           PHARMACEUTICALS: MAJOR (2.0%)
   9,000   Abbott Laboratories.....................       360,000
  10,000   Bristol-Myers Squibb Co.................       231,500
   6,900   Johnson & Johnson.......................       370,599
   4,900   Lilly (Eli) & Co........................       311,150
   4,900   Merck & Co., Inc........................       277,389
  12,000   Pfizer, Inc.............................       366,840
   8,000   Pharmacia Corp..........................       334,400
  10,000   Schering-Plough Corp....................       222,000
   7,000   Wyeth...................................       261,800
                                                     ------------
                                                        2,735,678
                                                     ------------
           PHARMACEUTICALS: OTHER (0.7%)
   6,100   Allergan, Inc...........................       351,482
   4,000   Forest Laboratories, Inc.*..............       392,880
  14,000   King Pharmaceuticals, Inc.*.............       240,660
                                                     ------------
                                                          985,022
                                                     ------------
           PRECIOUS METALS (0.5%)
  24,300   Freeport-McMoRan Copper & Gold, Inc.
            (Class B)*.............................       407,754
  12,000   Newmont Mining Corp.....................       348,360
                                                     ------------
                                                          756,114
                                                     ------------
           PROPERTY - CASUALTY INSURERS (1.7%)
   8,000   ACE Ltd. (Bermuda)......................       234,720
   9,700   Allstate Corp. (The)....................       358,803
   6,300   Chubb Corp. (The).......................       328,860
   7,600   Cincinnati Financial Corp...............       285,380
   7,000   Progressive Corp. (The).................       347,410
  10,800   St. Paul Companies, Inc . (The).........       367,740
  10,500   Travelers Property Casualty Corp.
            (Class B)*.............................       153,825

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   3,000   XL Capital Ltd. (Class A) (Bermuda).....  $    231,750
                                                     ------------
                                                        2,308,488
                                                     ------------
           PUBLISHING: BOOKS/ MAGAZINES (0.3%)
   9,200   Meredith Corp...........................       378,212
                                                     ------------
           PUBLISHING: NEWSPAPERS (1.2%)
   5,700   Dow Jones & Co., Inc....................       246,411
   4,800   Gannett Co., Inc........................       344,640
   6,100   Knight-Ridder, Inc......................       385,825
   8,900   New York Times Co. (The) (Class A)......       406,997
   8,000   Tribune Co..............................       363,680
                                                     ------------
                                                        1,747,553
                                                     ------------
           PULP & PAPER (0.8%)
  10,000   Boise Cascade Corp......................       252,200
  13,522   Georgia-Pacific Corp....................       218,516
   9,400   International Paper Co..................       328,718
  12,000   MeadWestvaco Corp.......................       296,520
                                                     ------------
                                                        1,095,954
                                                     ------------
           RAILROADS (0.9%)
  10,500   Burlington Northern Santa Fe Corp.......       273,105
   9,800   CSX Corp................................       277,438
  20,000   Norfolk Southern Corp...................       399,800
   5,400   Union Pacific Corp......................       323,298
                                                     ------------
                                                        1,273,641
                                                     ------------
           REAL ESTATE INVESTMENT TRUSTS (0.7%)
  11,000   Equity Office Properties Trust..........       274,780
  11,000   Equity Residential......................       270,380
  10,800   Plum Creek Timber Co., Inc..............       254,880
   6,000   Simon Property Group, Inc...............       204,420
                                                     ------------
                                                        1,004,460
                                                     ------------
           RECREATIONAL PRODUCTS (1.0%)
  14,200   Brunswick Corp..........................       282,012

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   3,000   Electronic Arts Inc.*...................  $    149,310
  23,500   Hasbro, Inc.............................       271,425
   5,000   International Game Technology*..........       379,600
  19,000   Mattel, Inc.............................       363,850
                                                     ------------
                                                        1,446,197
                                                     ------------
           REGIONAL BANKS (2.3%)
  19,600   AmSouth Bancorporation..................       376,320
   6,100   Fifth Third Bancorp.....................       357,155
   7,000   First Tennessee National Corp...........       251,580
   9,000   Marshall & Ilsley Corp..................       246,420
   5,100   North Fork Bancorporation, Inc..........       172,074
   6,100   Northern Trust Corp.....................       213,805
  13,600   Regions Financial Corp..................       453,696
  15,200   Synovus Financial Corp..................       294,880
  16,500   U.S. Bancorp............................       350,130
  11,100   Union Planters Corp.....................       312,354
   6,000   Zions Bancorporation....................       236,094
                                                     ------------
                                                        3,264,508
                                                     ------------
           RESTAURANTS (1.1%)
  15,300   Darden Restaurants, Inc.................       312,885
  11,000   McDonald's Corp.........................       176,880
  17,000   Starbucks Corp.*........................       346,460
  12,000   Wendy's International, Inc..............       324,840
  12,800   Yum! Brands, Inc.*......................       310,016
                                                     ------------
                                                        1,471,081
                                                     ------------
           SAVINGS BANKS (0.8%)
   9,922   Charter One Financial, Inc..............       285,059
   5,500   Golden West Financial Corp..............       394,955
  12,000   Washington Mutual, Inc..................       414,360
                                                     ------------
                                                        1,094,374
                                                     ------------
           SEMICONDUCTORS (1.6%)
  22,000   Advanced Micro Devices, Inc.*...........       142,120
  17,000   Altera Corp.*...........................       209,780
   9,000   Analog Devices, Inc.*...................       214,830

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  21,000   Applied Micro Circuits Corp.*...........  $     77,490
  10,000   Broadcom Corp. (Class A)*...............       150,600
  10,000   Intel Corp..............................       155,700
   7,000   Linear Technology Corp..................       180,040
  14,000   LSI Logic Corp.*........................        80,780
   6,600   Maxim Integrated Products, Inc..........       218,064
  14,000   Micron Technology, Inc.*................       136,360
  10,000   National Semiconductor Corp.*...........       150,100
  12,000   NVIDIA Corp.*...........................       138,120
  13,000   PMC - Sierra, Inc.*.....................        72,280
  10,500   Texas Instruments, Inc..................       157,605
   8,000   Xilinx, Inc.*...........................       164,800
                                                     ------------
                                                        2,248,669
                                                     ------------
           SERVICES TO THE HEALTH INDUSTRY (0.6%)
  41,500   Healthsouth Corp.*......................       174,300
  16,600   IMS Health Inc..........................       265,600
   3,000   Quest Diagnostics Inc.*.................       170,700
  22,000   Quintiles Transnational Corp.*..........       266,200
                                                     ------------
                                                          876,800
                                                     ------------
           SPECIALTY INSURANCE (0.6%)
   5,000   Ambac Financial Group, Inc..............       281,200
   7,000   MBIA, Inc...............................       307,020
   7,100   MGIC Investment Corp....................       293,230
                                                     ------------
                                                          881,450
                                                     ------------
           SPECIALTY STORES (1.4%)
   5,000   AutoZone, Inc.*.........................       353,250
  11,700   Bed Bath & Beyond Inc.*.................       404,001
  24,500   Office Depot, Inc.*.....................       361,620
  20,600   Staples, Inc.*..........................       376,980
   8,500   Tiffany & Co............................       203,235
  23,300   Toys 'R' Us, Inc.*......................       233,000
                                                     ------------
                                                        1,932,086
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           SPECIALTY TELECOMMUNICATIONS (0.4%)
   9,800   CenturyTel, Inc.........................  $    287,924
  22,000   Citizens Communications Co.*............       232,100
                                                     ------------
                                                          520,024
                                                     ------------
           STEEL (0.7%)
  19,000   Allegheny Technologies Inc..............       118,370
   5,800   Nucor Corp..............................       239,540
  18,000   United States Steel Corp................       236,160
  26,400   Worthington Industries, Inc.............       402,336
                                                     ------------
                                                          996,406
                                                     ------------
           TELECOMMUNICATION EQUIPMENT (1.0%)
  46,000   ADC Telecommunications, Inc.*...........        96,140
  20,600   Andrew Corp.*...........................       211,768
  25,000   CIENA Corp.*............................       128,500
  13,000   Comverse Technology, Inc.*..............       130,260
  25,000   Corning Inc.*...........................        82,750
  21,000   Lucent Technologies Inc.*...............        26,460
  20,000   Motorola, Inc...........................       173,000
  11,000   QUALCOMM Inc.*..........................       400,290
  24,000   Tellabs, Inc.*..........................       174,480
                                                     ------------
                                                        1,423,648
                                                     ------------
           TELECOMMUNICATIONS (0.1%)
  35,500   AT&T Wireless Services Inc.*............       200,575
                                                     ------------
           TOBACCO (0.6%)
  10,000   Philip Morris Companies, Inc............       405,300
   3,600   R. J. Reynolds Tobacco Holdings, Inc....       151,596
   9,600   UST, Inc................................       320,928
                                                     ------------
                                                          877,824
                                                     ------------
           TOOLS/HARDWARE (0.7%)
   7,800   Black & Decker Corp. (The)..............       334,542

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  11,900   Snap-On, Inc............................  $    334,509
   9,000   Stanley Works (The).....................       311,220
                                                     ------------
                                                          980,271
                                                     ------------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (1.2%)
   7,700   Caterpillar, Inc........................       352,044
   9,300   Cummins Inc.............................       261,609
   8,100   Deere & Co..............................       371,385
   8,600   Navistar International Corp.*...........       209,066
   9,000   PACCAR, Inc.............................       415,170
                                                     ------------
                                                        1,609,274
                                                     ------------
           WHOLESALE DISTRIBUTORS (0.5%)
  11,300   Genuine Parts Co........................       348,040
   6,800   Grainger (W.W.), Inc....................       350,540
                                                     ------------
                                                          698,580
                                                     ------------
           WIRELESS TELECOMMUNICATIONS (0.2%)
  19,000   Nextel Communications, Inc. (Class
            A)*....................................       219,450
  27,000   Sprint Corp. (PCS Group)*...............       118,260
                                                     ------------
                                                          337,710
                                                     ------------
           TOTAL COMMON STOCKS
            (COST $132,844,754)....................   137,769,998
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           SHORT-TERM INVESTMENT (1.6%)
           REPURCHASE AGREEMENT
 $ 2,194   Joint repurchase agreement account
            1.245% due 01/02/03 (dated 12/31/02;
            proceeds $2,194,152) (COST
            $2,194,000) (a)........................  $  2,194,000
                                                     ------------

  TOTAL INVESTMENTS
   (COST $135,038,754) (b)................   100.0%  139,963,998
  LIABILITIES IN EXCESS OF OTHER ASSETS...    (0.0)      (56,187)
                                            ------  ------------
  NET ASSETS..............................   100.0% $139,907,811
                                            ======  ============

---------------------------------------------------

 *    NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $32,231,262 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $27,306,018, RESULTING IN NET UNREALIZED APPRECIATION OF $4,925,244.

                       SEE NOTES TO FINANCIAL STATEMENTS

Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           COMMON STOCKS (97.0%)
           AEROSPACE & DEFENSE (1.7%)
   3,129   General Dynamics Corp...................  $   248,349
   8,425   Lockheed Martin Corp....................      486,544
                                                     -----------
                                                         734,893
                                                     -----------
           APPAREL/FOOTWEAR RETAIL (0.7%)
   8,509   Limited Brands, Inc.....................      118,530
   8,993   TJX Companies, Inc. (The)...............      175,543
                                                     -----------
                                                         294,073
                                                     -----------
           BEVERAGES: ALCOHOLIC (0.8%)
   7,378   Anheuser-Busch Companies, Inc...........      357,095
                                                     -----------
           BEVERAGES: NON-ALCOHOLIC (2.1%)
  20,160   Coca-Cola Co. (The).....................      883,411
   2,200   Coca-Cola Enterprises Inc...............       47,784
                                                     -----------
                                                         931,195
                                                     -----------
           BIOTECHNOLOGY (2.1%)
  16,334   Amgen Inc.*.............................      789,586
   2,817   Celgene Corp.*..........................       60,481
   2,084   Gilead Sciences, Inc.*..................       70,856
                                                     -----------
                                                         920,923
                                                     -----------
           BROADCASTING (1.1%)
   3,900   Clear Channel Communications, Inc.*.....      145,431
  14,067   Univision Communications, Inc. (Class
            A)*....................................      344,641
                                                     -----------
                                                         490,072
                                                     -----------
           COMPUTER COMMUNICATIONS (1.9%)
  62,509   Cisco Systems, Inc.*....................      818,868
                                                     -----------
           COMPUTER PERIPHERALS (0.2%)
  13,647   EMC Corp.*..............................       83,793
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           COMPUTER PROCESSING HARDWARE (2.1%)
  27,319   Dell Computer Corp.*....................  $   730,510
  11,300   Hewlett-Packard Co......................      196,168
                                                     -----------
                                                         926,678
                                                     -----------
           DATA PROCESSING SERVICES (1.2%)
   6,000   Automatic Data Processing, Inc..........      235,500
   7,720   First Data Corp.........................      273,365
                                                     -----------
                                                         508,865
                                                     -----------
           DEPARTMENT STORES (0.6%)
   4,700   Kohl's Corp.*...........................      262,965
                                                     -----------
           DISCOUNT STORES (4.5%)
   2,819   Costco Wholesale Corp.*.................       79,101
  10,850   Dollar General Corp.....................      129,657
   4,675   Dollar Tree Stores, Inc.*...............      114,865
   4,350   Target Corp.............................      130,500
  29,354   Wal-Mart Stores, Inc....................    1,482,671
                                                     -----------
                                                       1,936,794
                                                     -----------
           DRUGSTORE CHAINS (0.6%)
   9,534   Walgreen Co.............................      278,297
                                                     -----------
           ELECTRONIC COMPONENTS (0.3%)
   6,975   Jabil Circuit, Inc.*....................      124,992
                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (0.9%)
  18,431   Applied Materials, Inc.*................      240,156
   4,675   Novellus Systems, Inc.*.................      131,274
                                                     -----------
                                                         371,430
                                                     -----------
           FINANCE/RENTAL/ LEASING (4.0%)
  29,388   Freddie Mac.............................    1,735,361
                                                     -----------
           FINANCIAL CONGLOMERATES (3.9%)
  13,300   American Express Co.....................      470,155
  34,566   Citigroup, Inc..........................    1,216,378
                                                     -----------
                                                       1,686,533
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           FINANCIAL PUBLISHING/ SERVICES (0.3%)
   4,715   SunGard Data Systems Inc.*..............  $   111,085
                                                     -----------
           FOOD DISTRIBUTORS (0.5%)
   7,250   SYSCO Corp..............................      215,977
                                                     -----------
           FOOD: MAJOR DIVERSIFIED (2.6%)
  10,125   Kraft Foods Inc. (Class A)..............      394,166
  16,896   PepsiCo, Inc............................      713,349
                                                     -----------
                                                       1,107,515
                                                     -----------
           HOME IMPROVEMENT CHAINS (1.7%)
  18,659   Home Depot, Inc. (The)..................      447,070
   7,400   Lowe's Companies, Inc...................      277,500
                                                     -----------
                                                         724,570
                                                     -----------
           HOSPITAL/NURSING MANAGEMENT (0.8%)
   7,867   HCA Inc.................................      326,481
                                                     -----------
           HOUSEHOLD/PERSONAL CARE (4.0%)
   3,525   Alberto-Culver Co. (Class B)............      177,660
   5,136   Colgate-Palmolive Co....................      269,280
   6,200   Gillette Co. (The)......................      188,232
  12,969   Procter & Gamble Co. (The)..............    1,114,556
                                                     -----------
                                                       1,749,728
                                                     -----------
           INDUSTRIAL CONGLOMERATES (7.0%)
   4,275   3M Co...................................      527,108
  89,121   General Electric Co.....................    2,170,096
   5,450   United Technologies Corp................      337,573
                                                     -----------
                                                       3,034,777
                                                     -----------
           INFORMATION TECHNOLOGY SERVICES (1.6%)
   8,450   International Business Machines Corp....      654,875
   2,675   PeopleSoft, Inc.*.......................       48,953
                                                     -----------
                                                         703,828
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           INTEGRATED OIL (2.5%)
  31,625   Exxon Mobil Corp........................  $ 1,104,978
                                                     -----------
           INVESTMENT BANKS/ BROKERS (1.1%)
   5,951   Goldman Sachs Group, Inc. (The).........      405,263
   8,050   Schwab (Charles) Corp. (The)............       87,343
                                                     -----------
                                                         492,606
                                                     -----------
           MAJOR BANKS (0.8%)
   4,925   Bank of New York Co., Inc. (The)........      118,003
   4,600   Wells Fargo & Co........................      215,602
                                                     -----------
                                                         333,605
                                                     -----------
           MAJOR TELECOMMUNICATIONS (1.2%)
  13,709   Verizon Communications Inc..............      531,224
                                                     -----------
           MANAGED HEALTH CARE (1.7%)
   8,675   UnitedHealth Group Inc..................      724,363
                                                     -----------
           MEDIA CONGLOMERATES (0.9%)
   9,550   Viacom, Inc. (Class B) (Non-Voting)*....      389,258
                                                     -----------
           MEDICAL DISTRIBUTORS (1.0%)
   4,700   AmerisourceBergen Corp..................      255,257
   2,734   Cardinal Health, Inc....................      161,825
                                                     -----------
                                                         417,082
                                                     -----------
           MEDICAL SPECIALTIES (1.6%)
  15,136   Medtronic, Inc..........................      690,202
                                                     -----------
           MOTOR VEHICLES (0.5%)
   4,975   Harley-Davidson, Inc....................      229,845
                                                     -----------
           MULTI-LINE INSURANCE (2.7%)
  20,143   American International Group, Inc.......    1,165,273
                                                     -----------
           OILFIELD SERVICES/ EQUIPMENT (2.1%)
  16,722   Baker Hughes Inc........................      538,281

                       SEE NOTES TO FINANCIAL STATEMENTS

Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

   8,809   BJ Services Co.*........................  $   284,619
   2,700   Smith International, Inc.*..............       88,074
                                                     -----------
                                                         910,974
                                                     -----------
           OTHER CONSUMER SERVICES (0.9%)
   3,375   Apollo Group, Inc. (Class A)*...........      148,500
   5,417   Weight Watchers International, Inc.*....      249,019
                                                     -----------
                                                         397,519
                                                     -----------
           PACKAGED SOFTWARE (8.1%)
   3,500   Adobe Systems, Inc......................       87,185
  52,390   Microsoft Corp.*........................    2,708,563
  46,876   Oracle Corp.*...........................      506,261
   2,400   Symantec Corp.*.........................       97,080
   7,200   Veritas Software Corp.*.................      112,464
                                                     -----------
                                                       3,511,553
                                                     -----------
           PHARMACEUTICALS: MAJOR (15.8%)
  14,071   Abbott Laboratories.....................      562,840
   9,775   Bristol-Myers Squibb Co.................      226,291
  32,346   Johnson & Johnson.......................    1,737,304
   8,650   Lilly (Eli) & Co........................      549,275
  14,245   Merck & Co., Inc........................      806,409
  62,803   Pfizer, Inc.............................    1,919,888
  13,402   Pharmacia Corp..........................      560,204
  13,221   Wyeth...................................      494,465
                                                     -----------
                                                       6,856,676
                                                     -----------
           PUBLISHING: NEWSPAPERS (0.6%)
   3,875   Gannett Co., Inc........................      278,225
                                                     -----------
           RECREATIONAL PRODUCTS (0.3%)
   2,900   Electronic Arts Inc.*...................      144,333
                                                     -----------
           REGIONAL BANKS (0.7%)
   5,051   Fifth Third Bancorp.....................      295,736
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           RESTAURANTS (0.6%)
   2,750   Wendy's International, Inc..............  $    74,443
   7,734   Yum! Brands, Inc.*......................      187,317
                                                     -----------
                                                         261,760
                                                     -----------
           SEMICONDUCTORS (4.2%)
  59,658   Intel Corp..............................      928,875
   6,334   Linear Technology Corp..................      162,910
   4,800   Maxim Integrated Products, Inc..........      158,592
   5,720   Microchip Technology Inc................      139,854
  17,642   Texas Instruments, Inc..................      264,806
   7,150   Xilinx, Inc.*...........................      147,290
                                                     -----------
                                                       1,802,327
                                                     -----------
           SPECIALTY STORES (0.7%)
   5,750   Bed Bath & Beyond Inc.*.................      198,548
   4,777   Tiffany & Co............................      114,218
                                                     -----------
                                                         312,766
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (0.8%)
   8,542   Motorola, Inc...........................       73,888
   7,126   QUALCOMM Inc.*..........................      259,315
                                                     -----------
                                                         333,203
                                                     -----------
           TELECOMMUNICATIONS (0.3%)
   9,150   AT&T Wireless Services Inc.*............       51,698
   5,575   Nextel Communications, Inc. (Class
            A)*....................................       64,391
                                                     -----------
                                                         116,089
                                                     -----------
           TOBACCO (0.7%)
   7,978   Philip Morris Companies, Inc............      323,348
                                                     -----------
           TOTAL COMMON STOCKS
            (COST $44,486,611).....................   42,059,733
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                              VALUE

----------------------------------------------------------------

           SHORT-TERM INVESTMENT (3.2%)
           REPURCHASE AGREEMENT
 $ 1,388   Joint repurchase agreement account
            1.245% due 01/02/03 (dated 12/31/02;
            proceeds $1,388,096)
            (COST $1,388,000) (a)..................  $ 1,388,000
                                                     -----------

  TOTAL INVESTMENTS
   (COST $45,874,611) (b).................   100.2%  43,447,733
  LIABILITIES IN EXCESS OF OTHER ASSETS...    (0.2)     (93,489)
                                            ------  -----------
  NET ASSETS..............................   100.0% $43,354,244
                                            ======  ===========

---------------------------------------------------

 *    NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $54,803,257. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $994,514 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $12,350,038, RESULTING IN NET UNREALIZED DEPRECIATION OF $11,355,524.

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           COMMON STOCKS (91.2%)
           ADVERTISING/MARKETING SERVICES (0.2%)
   9,300   Omnicom Group, Inc................................  $    600,780
                                                               ------------
           AEROSPACE & DEFENSE (1.6%)
  45,100   Lockheed Martin Corp..............................     2,604,525
  24,200   Northrop Grumman Corp.............................     2,347,400
                                                               ------------
                                                                  4,951,925
                                                               ------------
           AIR FREIGHT/COURIERS (1.3%)
  26,800   Expeditors International of Washington, Inc.......       875,020
  30,000   FedEx Corp........................................     1,626,600
  24,000   United Parcel Service, Inc. (Class B).............     1,513,920
                                                               ------------
                                                                  4,015,540
                                                               ------------
           APPAREL/FOOTWEAR (0.5%)
  47,700   Coach, Inc.*......................................     1,570,284
                                                               ------------
           APPAREL/FOOTWEAR RETAIL (1.8%)
  84,400   Gap, Inc. (The)...................................     1,309,888
  79,800   Hot Topic, Inc.*..................................     1,825,824
  17,300   Ross Stores, Inc..................................       733,347
  76,500   TJX Companies, Inc. (The).........................     1,493,280
                                                               ------------
                                                                  5,362,339
                                                               ------------
           AUTO PARTS: O.E.M. (0.2%)
   7,900   Eaton Corp........................................       617,069
                                                               ------------
           BEVERAGES: ALCOHOLIC (0.8%)
  51,725   Anheuser-Busch Companies, Inc.....................     2,503,490
                                                               ------------
           BEVERAGES: NON-ALCOHOLIC (1.2%)
  35,800   Coca-Cola Co. (The)...............................     1,568,756
 101,700   Coca-Cola Enterprises Inc.........................     2,208,924
                                                               ------------
                                                                  3,777,680
                                                               ------------
           BIOTECHNOLOGY (3.6%)
  90,500   Amgen Inc.*.......................................     4,374,770
  13,700   Biogen, Inc.*.....................................       548,822
  35,000   MedImmune, Inc.*..................................       950,950

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  61,800   Neurocrine Biosciences, Inc.*.....................  $  2,821,788
  49,800   Trimeris, Inc.*...................................     2,145,882
                                                               ------------
                                                                 10,842,212
                                                               ------------
           BROADCASTING (0.6%)
  25,700   USA Interactive*..................................       587,502
  36,000   Westwood One, Inc.*...............................     1,344,960
                                                               ------------
                                                                  1,932,462
                                                               ------------
           CABLE/SATELLITE TV (0.9%)
  50,600   Comcast Corp. (Class A)*..........................     1,192,642
  71,500   EchoStar Communications Corp. (Class A)*..........     1,591,590
                                                               ------------
                                                                  2,784,232
                                                               ------------
           CHEMICALS: MAJOR DIVERSIFIED (0.2%)
  17,400   Du Pont (E.I.) de Nemours & Co....................       737,760
                                                               ------------
           CHEMICALS: SPECIALTY (0.6%)
  22,600   Air Products & Chemicals, Inc.....................       966,150
  16,100   Praxair, Inc......................................       930,097
                                                               ------------
                                                                  1,896,247
                                                               ------------
           COMPUTER COMMUNICATIONS (0.5%)
 117,400   Cisco Systems, Inc.*..............................     1,537,940
                                                               ------------
           COMPUTER PERIPHERALS (0.7%)
  28,700   Lexmark International, Inc.*......................     1,736,350
  53,800   Network Appliance, Inc.*..........................       538,000
                                                               ------------
                                                                  2,274,350
                                                               ------------
           COMPUTER PROCESSING HARDWARE (1.1%)
  44,400   Dell Computer Corp.*..............................     1,187,256
 131,000   Hewlett-Packard Co................................     2,274,160
                                                               ------------
                                                                  3,461,416
                                                               ------------
           CONTAINERS/PACKAGING (0.2%)
  40,500   Smurfit-Stone Container Corp.*....................       623,335
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           CONTRACT DRILLING (0.8%)
  54,200   ENSCO International Inc...........................  $  1,596,190
  41,600   Rowan Companies, Inc.*............................       944,320
                                                               ------------
                                                                  2,540,510
                                                               ------------
           DATA PROCESSING SERVICES (0.2%)
  11,500   Affiliated Computer Services, Inc. (Class A)*.....       605,475
                                                               ------------
           DEPARTMENT STORES (0.2%)
  24,900   Penney (J.C.) Co., Inc............................       572,949
                                                               ------------
           DISCOUNT STORES (2.7%)
 159,800   Wal-Mart Stores, Inc.**...........................     8,071,498
                                                               ------------
           ELECTRIC UTILITIES (0.5%)
  36,400   Consolidated Edison, Inc..........................     1,558,648
                                                               ------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (0.5%)
  16,000   Canon, Inc. (Japan)...............................       602,122
  19,200   Diebold, Inc......................................       791,424
                                                               ------------
                                                                  1,393,546
                                                               ------------
           ELECTRONICS/ APPLIANCES (0.5%)
  40,900   Eastman Kodak Co..................................     1,433,136
                                                               ------------
           FINANCE/RENTAL/ LEASING (1.8%)
  58,800   Countrywide Credit Industries, Inc................     3,037,020
  12,800   Freddie Mac.......................................       755,840
  16,300   SLM Corp..........................................     1,692,918
                                                               ------------
                                                                  5,485,778
                                                               ------------
           FINANCIAL CONGLOMERATES (1.7%)
 144,200   Citigroup, Inc....................................     5,074,398
                                                               ------------
           FOOD RETAIL (0.7%)
  39,500   Whole Foods Market, Inc.*.........................     2,082,835
                                                               ------------
           FOOD: MAJOR DIVERSIFIED (1.2%)
  27,400   Kraft Foods Inc. (Class A)........................     1,066,682

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  31,000   PepsiCo, Inc......................................  $  1,308,820
  18,900   Unilever NV (Netherlands).........................     1,161,925
                                                               ------------
                                                                  3,537,427
                                                               ------------
           FOOD: MEAT/FISH/ DAIRY (1.1%)
  37,100   Dean Foods Co.*...................................     1,376,410
  25,400   Dreyer's Grand Ice Cream, Inc.....................     1,802,384
                                                               ------------
                                                                  3,178,794
                                                               ------------
           HOME FURNISHINGS (0.2%)
  24,700   Newell Rubbermaid, Inc............................       749,151
                                                               ------------
           HOSPITAL/NURSING MANAGEMENT (1.0%)
  74,900   HCA Inc...........................................     3,108,350
                                                               ------------
           HOUSEHOLD/PERSONAL CARE (2.6%)
  28,500   Avon Products, Inc................................     1,535,295
  14,400   Clorox Co. (The)..................................       594,000
  36,900   International Flavors & Fragrances, Inc...........     1,295,190
  52,500   Procter & Gamble Co. (The)........................     4,511,850
                                                               ------------
                                                                  7,936,335
                                                               ------------
           INDUSTRIAL CONGLOMERATES (2.1%)
  17,300   3M Co.............................................     2,133,090
 179,500   General Electric Co...............................     4,370,825
                                                               ------------
                                                                  6,503,915
                                                               ------------
           INDUSTRIAL MACHINERY (0.4%)
  11,600   Illinois Tool Works Inc...........................       752,376
  13,000   Parker-Hannifin Corp..............................       599,690
                                                               ------------
                                                                  1,352,066
                                                               ------------
           INDUSTRIAL SPECIALTIES (0.3%)
  19,500   Ecolab, Inc.......................................       965,250
                                                               ------------
           INFORMATION TECHNOLOGY SERVICES (1.2%)
  51,800   Accenture Ltd. (Class A) (Bermuda)*...............       931,882
  17,500   Anteon International Corp.*.......................       420,000

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  22,100   International Business Machines Corp..............  $  1,712,750
  31,300   PeopleSoft, Inc.*.................................       572,790
                                                               ------------
                                                                  3,637,422
                                                               ------------
           INTEGRATED OIL (1.2%)
 101,600   Exxon Mobil Corp..................................     3,549,904
                                                               ------------
           INTERNET RETAIL (0.3%)
  54,100   Amazon.com, Inc.*.................................     1,021,949
                                                               ------------
           INTERNET SOFTWARE/ SERVICES (1.0%)
 130,400   BEA Systems, Inc.*................................     1,495,688
  51,000   Internet Security Systems, Inc.*..................       934,830
  35,700   Yahoo! Inc.*......................................       583,695
                                                               ------------
                                                                  3,014,213
                                                               ------------
           INVESTMENT BANKS/ BROKERS (1.9%)
  27,100   Bear Stearns Companies, Inc. (The)................     1,609,740
  13,200   Goldman Sachs Group, Inc. (The)...................       898,920
  59,100   Lehman Brothers Holdings, Inc.....................     3,149,439
                                                               ------------
                                                                  5,658,099
                                                               ------------
           LIFE/HEALTH INSURANCE (0.2%)
  17,500   AFLAC, Inc........................................       527,100
                                                               ------------
           MAJOR BANKS (4.3%)
  87,900   Bank of America Corp..............................     6,115,203
  73,400   Bank One Corp.....................................     2,682,770
  53,600   Wachovia Corp.....................................     1,953,184
  46,500   Wells Fargo & Co..................................     2,179,455
                                                               ------------
                                                                 12,930,612
                                                               ------------
           MAJOR TELECOMMUNICATIONS (2.9%)
  75,462   France Telecom S.A. (France)......................     1,321,641
  88,800   SBC Communications, Inc...........................     2,407,368

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  37,400   Telefonos de Mexico S.A. (Series L) (ADR)
            (Mexico).........................................  $  1,196,052
 102,400   Verizon Communications Inc........................     3,968,000
                                                               ------------
                                                                  8,893,061
                                                               ------------
           MANAGED HEALTH CARE (1.3%)
  48,900   UnitedHealth Group Inc............................     4,083,150
                                                               ------------
           MEDIA CONGLOMERATES (2.0%)
  90,800   AOL Time Warner Inc.*.............................     1,189,480
  45,500   News Corporation Ltd. (The) (ADR) (Australia).....     1,194,375
  90,100   Viacom, Inc. (Class B) (Non-Voting)*..............     3,672,476
                                                               ------------
                                                                  6,056,331
                                                               ------------
           MEDICAL SPECIALTIES (4.5%)
  34,400   Biomet, Inc.......................................       985,904
  74,300   Boston Scientific Corp.*..........................     3,159,236
  99,300   Medtronic, Inc....................................     4,528,080
  11,900   Stryker Corp......................................       798,728
  36,000   Varian Medical Systems, Inc.*.....................     1,785,600
  56,050   Zimmer Holdings, Inc.*............................     2,327,196
                                                               ------------
                                                                 13,584,744
                                                               ------------
           MISCELLANEOUS MANUFACTURING (0.2%)
   9,100   Danaher Corp......................................       597,870
                                                               ------------
           MOVIES/ ENTERTAINMENT (0.4%)
  50,700   Fox Entertainment Group, Inc. (Class A)*..........     1,314,651
                                                               ------------
           MULTI-LINE INSURANCE (1.4%)
  52,400   American International Group, Inc.................     3,031,340
  36,900   Safeco Corp.......................................     1,279,323
                                                               ------------
                                                                  4,310,663
                                                               ------------
           OFFICE EQUIPMENT/ SUPPLIES (0.2%)
  10,200   Avery Dennison Corp...............................       623,016
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           OIL & GAS PRODUCTION (2.1%)
  28,400   Anadarko Petroleum Corp...........................  $  1,360,360
  37,100   Apache Corp.......................................     2,114,329
  32,000   Devon Energy Corp.................................     1,468,800
  36,100   Pogo Producing Co.................................     1,344,725
                                                               ------------
                                                                  6,288,214
                                                               ------------
           OIL REFINING/ MARKETING (0.3%)
  20,800   Valero Energy Corp................................       768,352
                                                               ------------
           OILFIELD SERVICES/ EQUIPMENT (0.6%)
  13,500   Schlumberger Ltd..................................       568,215
  19,900   Smith International, Inc.*........................       649,138
  16,200   Weatherford International Ltd.*...................       646,866
                                                               ------------
                                                                  1,864,219
                                                               ------------
           OTHER CONSUMER SERVICES (2.3%)
  35,350   Apollo Group, Inc. (Class A)*.....................     1,555,400
  33,600   Corinthian Colleges, Inc.*........................     1,272,096
  23,000   eBay, Inc.*.......................................     1,559,860
  53,500   Weight Watchers International, Inc.*..............     2,459,395
                                                               ------------
                                                                  6,846,751
                                                               ------------
           PACKAGED SOFTWARE (6.2%)
  40,600   Autodesk, Inc.....................................       580,580
  18,800   Intuit Inc.*......................................       882,096
  36,900   Mercury Interactive Corp.*........................     1,094,085
 233,200   Microsoft Corp.* **...............................    12,056,440
  19,600   SAP AG (Germany)..................................     1,554,202
  69,800   Symantec Corp.*...................................     2,823,410
                                                               ------------
                                                                 18,990,813
                                                               ------------
           PHARMACEUTICALS: MAJOR (6.5%)
  44,700   Abbott Laboratories...............................     1,788,000
  27,200   Lilly (Eli) & Co..................................     1,727,200
  61,000   Merck & Co., Inc..................................     3,453,210

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

 301,700   Pfizer, Inc.......................................  $  9,222,969
  99,300   Wyeth.............................................     3,713,820
                                                               ------------
                                                                 19,905,199
                                                               ------------
           PHARMACEUTICALS: OTHER (1.1%)
  17,800   Forest Laboratories, Inc.*........................     1,748,316
  42,200   Teva Pharmaceutical Industries Ltd. (ADR)
            (Israel).........................................     1,629,342
                                                               ------------
                                                                  3,377,658
                                                               ------------
           PRECIOUS METALS (4.0%)
  38,000   Freeport-McMoRan Copper & Gold, Inc.
            (Class B)*.......................................       637,640
 118,600   Gold Fields Ltd. (ADR) (South Africa).............     1,655,656
 237,200   Goldcorp Inc. (Canada)............................     3,017,184
  52,100   Meridian Gold Inc. (Canada)*......................       918,523
 200,300   Newmont Mining Corp. Hldg Co......................     5,814,709
                                                               ------------
                                                                 12,043,712
                                                               ------------
           PROPERTY - CASUALTY INSURERS (1.1%)
  40,800   Allstate Corp. (The)..............................     1,509,192
     500   Berkshire Hathaway, Inc. (Class B)*...............     1,211,500
   7,800   XL Capital Ltd. (Class A) (Bermuda)...............       602,550
                                                               ------------
                                                                  3,323,242
                                                               ------------
           PUBLISHING: NEWSPAPERS (0.5%)
   9,100   Gannett Co., Inc..................................       653,380
  20,600   Tribune Co........................................       936,476
                                                               ------------
                                                                  1,589,856
                                                               ------------
           PULP & PAPER (0.3%)
  26,400   International Paper Co............................       923,208
                                                               ------------
           RECREATIONAL PRODUCTS (0.9%)
  21,400   Electronic Arts Inc.*.............................     1,065,078

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  22,600   International Game Technology*....................  $  1,715,792
                                                               ------------
                                                                  2,780,870
                                                               ------------
           REGIONAL BANKS (0.5%)
  25,600   Fifth Third Bancorp...............................     1,498,880
                                                               ------------
           RESTAURANTS (0.9%)
  24,900   Applebee's International, Inc.....................       577,456
  25,500   Brinker International, Inc.*......................       822,375
  36,500   Cheesecake Factory, Inc. (The)*...................     1,319,475
                                                               ------------
                                                                  2,719,306
                                                               ------------
           SEMICONDUCTORS (1.7%)
  36,700   Linear Technology Corp............................       943,924
  41,800   Maxim Integrated Products, Inc....................     1,381,072
  86,300   Microchip Technology Inc..........................     2,110,035
  44,200   STMicroelectronics N.V. (Netherlands).............       862,342
                                                               ------------
                                                                  5,297,373
                                                               ------------
           SPECIALTY STORES (0.8%)
  38,500   Bed Bath & Beyond Inc.*...........................     1,329,405
  24,100   Claire's Stores, Inc..............................       531,887
  33,700   Staples, Inc.*....................................       616,710
                                                               ------------
                                                                  2,478,002
                                                               ------------
           TELECOMMUNICATION EQUIPMENT (1.4%)
  38,200   Inter-Tel, Inc....................................       798,762
 154,300   Nokia Corp. (ADR) (Finland).......................     2,391,650
  29,400   QUALCOMM Inc.*....................................     1,069,866
                                                               ------------
                                                                  4,260,278
                                                               ------------
           TELECOMMUNICATIONS (0.2%)
  48,100   Nextel Communications, Inc. (Class A)*............       555,555
                                                               ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (1.0%)
  85,200   AGCO Corp.*.......................................     1,882,920
  26,100   Deere & Co........................................     1,196,685
                                                               ------------
                                                                  3,079,605
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           WIRELESS TELECOMMUNICATIONS (1.3%)
 214,800   Vodafone Group PLC (ADR) (United Kingdom).........  $  3,892,176
                                                               ------------
           TOTAL COMMON STOCKS
            (COST $282,876,642)..............................   277,925,176
                                                               ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           SHORT-TERM INVESTMENT (7.0%)
           REPURCHASE AGREEMENT
 $21,220   Joint repurchase agreement account 1.245% due
           01/02/03 (dated 12/31/02; proceeds
           $21,221,468) (a)
           (COST $21,220,000)................................    21,220,000
                                                               ------------

  TOTAL INVESTMENTS
   (COST $304,096,642) (b)..........................    98.2%  299,145,176
  OTHER ASSETS IN EXCESS OF LIABILITIES.............     1.8     5,599,488
                                                      ------  ------------
  NET ASSETS........................................   100.0% $304,744,664
                                                      ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 ** A PORTION OF THIS SECURITY IS SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $8,493,342 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $13,444,808, RESULTING IN NET UNREALIZED DEPRECIATION OF $4,951,466.

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2002:
NUMBER OF                              DESCRIPTION, DELIVERY                  UNDERLYING FACE    UNREALIZED
CONTRACTS   LONG/SHORT                    MONTH, AND YEAR                     AMOUNT AT VALUE   APPRECIATION

--------------------------------------------------------------------------------------------------------------

   155        Short     Nasdaq 100 E-Mini March 2003                            $3,059,700         $6,783

  FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2002:
                                                         UNREALIZED
     CONTRACTS         IN EXCHANGE         DELIVERY     APPRECIATION
    TO DELIVER             FOR               DATE      (DEPRECIATION)

  --------------------------------------------------------------------

         $922,297  EUR          881,906    01/03/03        $ 3,704
         $614,977  JPY       72,770,266    01/07/03         (2,330)
                                                           -------
        Net unrealized appreciation..................      $ 1,374
                                                           =======

 CURRENCY ABBREVIATIONS:
 EUR  EURO.
 JPY  JAPANESE YEN.

                       SEE NOTES TO FINANCIAL STATEMENTS

Capital Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           COMMON STOCKS (98.7%)
           ADVERTISING/MARKETING SERVICES (1.8%)
  17,350   R.H. Donnelley Corp.*...................  $   508,528
                                                     -----------
           AEROSPACE & DEFENSE (1.0%)
   5,150   Lockheed Martin Corp....................      297,412
                                                     -----------
           AIR FREIGHT/COURIERS (1.0%)
   7,400   C.H. Robinson Worldwide, Inc............      230,880
                                                     -----------
           APPAREL/FOOTWEAR (1.1%)
   9,250   Coach, Inc.*............................      304,510
                                                     -----------
           APPAREL/FOOTWEAR RETAIL (2.6%)
  29,500   Abercrombie & Fitch Co. (Class A)*......      603,570
  10,800   Limited Brands, Inc.....................      150,444
                                                     -----------
                                                         754,014
                                                     -----------
           BIOTECHNOLOGY (8.0%)
  12,550   Amgen Inc.*.............................      606,667
  10,300   Celgene Corp.*..........................      221,141
   5,900   Gilead Sciences, Inc.*..................      200,600
   7,750   IDEC Pharmaceuticals Corp.*.............      257,067
  20,900   NPS Pharmaceuticals, Inc.*..............      526,053
   9,950   Regeneron Pharmaceuticals, Inc.*........      184,174
  26,050   Telik, Inc.*............................      303,743
                                                     -----------
                                                       2,299,445
                                                     -----------
           BROADCASTING (5.0%)
  22,350   Radio One, Inc. (Class D)*..............      322,510
  11,950   Univision Communications, Inc. (Class
            A)*....................................      292,775
  21,850   USA Interactive, Inc.*..................      499,491
   8,000   Westwood One, Inc.*.....................      298,880
                                                     -----------
                                                       1,413,656
                                                     -----------
           CASINO/GAMING (3.6%)
  26,350   GTECH Holdings Corp.*...................      734,111
  19,400   Penn National Gaming, Inc.*.............      307,684
                                                     -----------
                                                       1,041,795
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           CATALOG/SPECIALTY DISTRIBUTION (1.0%)
  20,850   J. Jill Group Inc.*.....................  $   291,483
                                                     -----------
           COMPUTER COMMUNICATIONS (2.2%)
  47,950   Cisco Systems, Inc.*....................      628,145
                                                     -----------
           COMPUTER PERIPHERALS (1.0%)
  13,850   Storage Technology Corp.*...............      296,667
                                                     -----------
           CONTAINERS/PACKAGING (0.6%)
   4,250   Sealed Air Corp.*.......................      158,525
                                                     -----------
           DATA PROCESSING SERVICES (2.0%)
   9,350   Concord EFS, Inc.*......................      147,169
  13,325   Global Payments Inc.....................      426,533
                                                     -----------
                                                         573,702
                                                     -----------
           DISCOUNT STORES (2.1%)
  16,300   Dollar General Corp.....................      194,785
  16,600   Dollar Tree Stores, Inc.*...............      407,862
                                                     -----------
                                                         602,647
                                                     -----------
           ENVIRONMENTAL SERVICES (1.0%)
  12,700   Waste Management, Inc...................      291,084
                                                     -----------
           FINANCE/RENTAL/ LEASING (4.4%)
   5,950   Doral Financial Corp....................      170,170
  13,150   Freddie Mac.............................      776,507
   3,150   SLM Corp................................      327,159
                                                     -----------
                                                       1,273,836
                                                     -----------
           FINANCIAL CONGLOMERATES (3.0%)
  24,700   Citigroup, Inc..........................      869,193
                                                     -----------
           FINANCIAL PUBLISHING/ SERVICES (2.9%)
  42,450   Interactive Data Corp.*.................      583,687
   6,000   Moody's Corp............................      247,740
                                                     -----------
                                                         831,427
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Capital Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           FOOD: SPECIALTY/CANDY (1.4%)
   5,850   Hershey Foods Corp......................  $   394,524
                                                     -----------
           HOME BUILDING (1.1%)
     950   NVR, Inc.*..............................      309,225
                                                     -----------
           HOME FURNISHINGS (2.0%)
   4,900   Mohawk Industries, Inc.*................      279,055
   9,900   Newell Rubbermaid, Inc..................      300,267
                                                     -----------
                                                         579,322
                                                     -----------
           HOSPITAL/NURSING MANAGEMENT (1.4%)
   4,450   HCA Inc.................................      184,675
   7,150   Triad Hospitals, Inc.*..................      213,284
                                                     -----------
                                                         397,959
                                                     -----------
           HOTELS/RESORTS/ CRUISELINES (1.0%)
  11,300   Carnival Corp...........................      281,935
                                                     -----------
           INFORMATION TECHNOLOGY SERVICES (0.5%)
   8,400   PeopleSoft, Inc.*.......................      153,720
                                                     -----------
           INSURANCE BROKERS/ SERVICES (2.2%)
   4,525   ChoicePoint Inc.*.......................      178,692
  11,200   Hilb, Rogal & Hamilton Co...............      458,080
                                                     -----------
                                                         636,772
                                                     -----------
           INTERNET SOFTWARE/ SERVICES (1.1%)
  16,850   BEA Systems, Inc.*......................      193,269
  16,700   Siebel Systems, Inc.*...................      124,916
                                                     -----------
                                                         318,185
                                                     -----------
           INVESTMENT MANAGERS (0.6%)
   3,300   Affiliated Managers Group, Inc.*........      165,990
                                                     -----------
           MEDICAL DISTRIBUTORS (1.6%)
   8,300   AmerisourceBergen Corp..................      450,773
                                                     -----------
           MEDICAL SPECIALTIES (1.1%)
   6,350   Varian Medical Systems, Inc.*...........      314,960
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           MISCELLANEOUS COMMERCIAL
           SERVICES (2.8%)
  18,800   Corporate Executive Board Co. (The)*....  $   600,096
   6,175   Iron Mountain Inc.*.....................      203,837
                                                     -----------
                                                         803,933
                                                     -----------
           OIL & GAS PRODUCTION (3.7%)
  42,300   Pioneer Natural Resources Co.*..........    1,068,075
                                                     -----------
           OILFIELD SERVICES/ EQUIPMENT (2.1%)
  19,000   BJ Services Co.*........................      613,890
                                                     -----------
           OTHER CONSUMER SERVICES (2.8%)
   7,450   Apollo Group, Inc. (Class A)*...........      327,800
   4,100   Block (H.&R.), Inc......................      164,820
   6,900   Weight Watchers International, Inc.*....      317,193
                                                     -----------
                                                         809,813
                                                     -----------
           PACKAGED SOFTWARE (9.1%)
  19,700   Adobe Systems, Inc......................      490,727
  11,850   Mercury Interactive Corp.*..............      351,353
  21,500   Microsoft Corp.*........................    1,111,550
  21,950   Rational Software Corp.*................      228,061
   6,550   Symantec Corp.*.........................      264,948
  10,300   VERITAS Software Corp.*.................      160,886
                                                     -----------
                                                       2,607,525
                                                     -----------
           PROPERTY - CASUALTY INSURERS (1.7%)
   1,500   White Mountains Insurance Group, Ltd....      484,500
                                                     -----------
           PUBLISHING: NEWSPAPERS (3.5%)
   6,850   Media General, Inc. (Class A)...........      410,658
  13,350   Pulitzer, Inc...........................      600,083
                                                     -----------
                                                       1,010,741
                                                     -----------
           RECREATIONAL PRODUCTS (0.4%)
   2,500   Electronic Arts Inc.*...................      124,425
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Capital Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           RESTAURANTS (4.0%)
   4,500   Krispy Kreme Doughnuts, Inc.*...........  $   151,965
  11,050   Outback Steakhouse, Inc.................      380,562
   4,800   P.F. Chang's China Bistro, Inc.*........      174,240
  14,150   Sonic Corp.*............................      289,934
   6,600   Yum! Brands, Inc.*......................      159,852
                                                     -----------
                                                       1,156,553
                                                     -----------
           SEMICONDUCTORS (4.0%)
  45,400   Intel Corp..............................      706,878
   5,250   Linear Technology Corp..................      135,030
  14,450   Xilinx, Inc.*...........................      297,670
                                                     -----------
                                                       1,139,578
                                                     -----------
           SERVICES TO THE HEALTH INDUSTRY (3.2%)
   6,550   Accredo Health, Inc.*...................      230,888
   9,600   Laboratory Corp. of America Holdings*...      223,104
  16,800   Specialty Laboratories, Inc.*...........      162,288
   8,850   Stericycle, Inc.*.......................      286,554
                                                     -----------
                                                         902,834
                                                     -----------
           SPECIALTY TELECOMMUNICATIONS (1.0%)
   4,100   Commonwealth Telephone Enterprises,
            Inc.*..................................      146,944
   9,800   IDT Corp. (Class B)*....................      151,998
                                                     -----------
                                                         298,942
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (0.6%)
   4,350   QUALCOMM Inc.*..........................      158,297
                                                     -----------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (0.8%)
  10,300   AGCO Corp.*.............................      227,630
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           WIRELESS TELECOMMUNICATIONS (0.7%)
  17,550   Nextel Communications, Inc. (Class
            A)*....................................  $   202,703
                                                     -----------
           TOTAL COMMON STOCKS
            (COST $27,997,786).....................   28,279,753
                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           SHORT-TERM INVESTMENT (1.7%)
           REPURCHASE AGREEMENT
 $   475   Joint repurchase agreement account
            1.245% due 01/02/03 (dated 12/31/02;
            proceeds $475,033)
            (COST $475,000) (a)....................      475,000
                                                     -----------

  TOTAL INVESTMENTS
   (COST $28,472,786) (b).................   100.4%  28,754,753
  LIABILITIES IN EXCESS OF OTHER ASSETS...    (0.4)    (120,887)
                                            ------  -----------
  NET ASSETS..............................   100.0% $28,633,866
                                            ======  ===========

---------------------------------------------------

 *    NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,645,441 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,363,474, RESULTING IN NET UNREALIZED APPRECIATION OF $281,967.

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           COMMON STOCKS (98.0%)
           CHINA (0.8%)
           ELECTRIC UTILITIES
 800,000   Huaneng Power International, Inc. (Class
            H).....................................  $   641,132
                                                     -----------
           FINLAND (2.0%)
           INDUSTRIAL MACHINERY
  35,000   Metso Oyj...............................      378,525
                                                     -----------
           PULP & PAPER
  60,000   Stora Enso Oyj (Registered Shares)......      633,150
                                                     -----------
           TELECOMMUNICATION EQUIPMENT
  35,600   Nokia Corp. (ADR) (Class A).............      551,800
                                                     -----------
           TOTAL FINLAND...........................    1,563,475
                                                     -----------
           FRANCE (2.8%)
           AEROSPACE & DEFENSE
  19,400   Thales S.A..............................      513,935
                                                     -----------
           MAJOR BANKS
  10,200   BNP Paribas S.A.*.......................      415,869
                                                     -----------
           OIL REFINING/MARKETING
   5,022   Total Fina Elf SA.......................      717,669
                                                     -----------
           SEMICONDUCTORS
  28,900   STMicroelectronics NV...................      566,845
                                                     -----------
           TOTAL FRANCE............................    2,214,318
                                                     -----------
           GERMANY (1.9%)
           CHEMICALS: MAJOR DIVERSIFIED
  25,000   Bayer AG................................      536,812
                                                     -----------
           INDUSTRIAL CONGLOMERATES
  15,000   E. ON AG................................      605,588
                                                     -----------
           MOTOR VEHICLES
  10,300   Volkswagen AG...........................      375,713
                                                     -----------
           TOTAL GERMANY...........................    1,518,113
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           HONG KONG (0.8%)
           ELECTRIC UTILITIES
 154,400   CLP Holdings Ltd........................  $   621,662
                                                     -----------
           IRELAND (1.6%)
           FINANCIAL CONGLOMERATES
  45,000   Irish Life & Permanent PLC..............      486,675
                                                     -----------
           MAJOR BANKS
  75,000   Bank of Ireland.........................      770,175
                                                     -----------
           TOTAL IRELAND...........................    1,256,850
                                                     -----------
           ITALY (1.5%)
           INTEGRATED OIL
  46,500   ENI SpA.................................      739,699
                                                     -----------
           MAJOR TELECOMMUNICATIONS
  61,000   Telecom Italia SpA......................      463,081
                                                     -----------
           TOTAL ITALY.............................    1,202,780
                                                     -----------
           JAPAN (9.1%)
           BROADCASTING
      70   Fuji Television Network, Inc............      281,697
                                                     -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS
  61,000   Ricoh Co., Ltd..........................      999,890
                                                     -----------
           ELECTRONICS/APPLIANCES
  20,000   Fuji Photo Film Co., Ltd................      651,625
                                                     -----------
           GAS DISTRIBUTORS
 250,000   Tokyo Gas Co., Ltd......................      782,960
                                                     -----------
           INDUSTRIAL CONGLOMERATES
  93,200   Hitachi Ltd.............................      357,013
                                                     -----------
           INDUSTRIAL MACHINERY
  24,900   Fanuc, Ltd..............................    1,100,564
                                                     -----------
           INVESTMENT BANKS/BROKERS
  43,400   Nomura Holdings, Inc....................      487,419
                                                     -----------
           MAJOR TELECOMMUNICATIONS
      75   Nippon Telegraph & Telephone Corp.......      272,142
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           PHARMACEUTICALS: MAJOR
  15,000   Takeda Chemical Industries, Ltd.........  $   626,368
                                                     -----------
           RECREATIONAL PRODUCTS
 188,000   Konica Corp.............................    1,362,755
   3,700   Nintendo Co., Ltd.......................      345,454
                                                     -----------
                                                       1,708,209
                                                     -----------
           TOTAL JAPAN.............................    7,267,887
                                                     -----------
           NETHERLANDS (3.5%)
           CHEMICALS: SPECIALTY
  12,400   DSM NV..................................      564,808
                                                     -----------
           INDUSTRIAL CONGLOMERATES
  36,060   Koninklijke (Royal) Philips Electronics
            NV.....................................      632,312
                                                     -----------
           INTEGRATED OIL
  10,000   Royal Dutch Petroleum Co................      440,475
                                                     -----------
           LIFE/HEALTH INSURANCE
  55,000   Aegon NV................................      708,015
                                                     -----------
           PUBLISHING: BOOKS/MAGAZINES
  25,000   Wolters Kluwer NV.......................      435,750
                                                     -----------
           TOTAL NETHERLANDS.......................    2,781,360
                                                     -----------
           NORWAY (0.6%)
           INTEGRATED OIL
  54,700   Statoil ASA.............................      462,067
                                                     -----------
           PORTUGAL (0.7%)
           MAJOR TELECOMMUNICATIONS
  80,000   Portugal Telecom, SGPS, S.A. (Registered
            Shares)................................      550,200
                                                     -----------
           SINGAPORE (0.3%)
           REGIONAL BANKS
  50,000   Oversea - Chinese Banking Corp., Ltd....      278,098
                                                     -----------
           SOUTH KOREA (1.1%)
           MAJOR TELECOMMUNICATIONS
  29,800   KT Corp. (ADR)..........................      642,190
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           STEEL
  10,000   Posco (ADR).............................  $   247,300
                                                     -----------
           TOTAL SOUTH KOREA.......................      889,490
                                                     -----------
           SPAIN (2.1%)
           ENGINEERING & CONSTRUCTION
  50,500   Grupo Dragados, S.A.....................      859,005
                                                     -----------
           REGIONAL BANKS
  20,000   Banco Popular Espanol S.A...............      818,370
                                                     -----------
           TOTAL SPAIN.............................    1,677,375
                                                     -----------
           SWITZERLAND (4.7%)
           BUILDING PRODUCTS
   4,000   Schindler Holding AG....................      780,424
                                                     -----------
           FINANCIAL CONGLOMERATES
  25,000   UBS AG (Registered Shares)*.............    1,216,246
                                                     -----------
           FOOD: MAJOR DIVERSIFIED
   5,000   Nestle S.A. (Registered Shares)*........    1,060,595
                                                     -----------
           MULTI-LINE INSURANCE
  13,300   Converium Holding AG*...................      645,117
                                                     -----------
           TOTAL SWITZERLAND.......................    3,702,382
                                                     -----------
           UNITED KINGDOM (5.7%)
           ALUMINUM
  80,000   BHP Billiton PLC........................      427,586
                                                     -----------
           CABLE/SATELLITE TV
  20,000   British Sky Broadcasting Group PLC*.....      205,899
                                                     -----------
           FOOD: MAJOR DIVERSIFIED
  50,000   Unilever PLC............................      476,080
                                                     -----------
           INTEGRATED OIL
  20,256   BP PLC (ADR)............................      823,406
                                                     -----------
           MAJOR BANKS
  17,000   Royal Bank of Scotland Group PLC........      407,544
                                                     -----------
           MAJOR TELECOMMUNICATIONS
 140,200   BT Group PLC............................      440,459
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           OTHER METALS/MINERALS
  43,300   Rio Tinto PLC...........................  $   865,032
                                                     -----------
           WIRELESS TELECOMMUNICATIONS
 491,534   Vodafone Group PLC......................      896,838
                                                     -----------
           TOTAL UNITED KINGDOM....................    4,542,844
                                                     -----------
           UNITED STATES (58.8%)
           AEROSPACE & DEFENSE
  38,200   Lockheed Martin Corp....................    2,206,050
  85,000   Rockwell Collins, Inc...................    1,977,100
                                                     -----------
                                                       4,183,150
                                                     -----------
           ALUMINUM
  40,200   Alcoa, Inc..............................      915,756
                                                     -----------
           APPAREL/FOOTWEAR RETAIL
 166,000   Gap, Inc. (The).........................    2,576,320
                                                     -----------
           BIOTECHNOLOGY
  60,000   Gilead Sciences, Inc.*..................    2,040,000
 109,100   Human Genome Sciences, Inc.*............      961,171
  81,400   Myriad Genetics, Inc.*..................    1,188,440
                                                     -----------
                                                       4,189,611
                                                     -----------
           COMPUTER COMMUNICATIONS
  91,100   Cisco Systems, Inc.*....................    1,193,410
                                                     -----------
           COMPUTER PROCESSING HARDWARE
 473,000   Sun Microsystems, Inc.*.................    1,471,030
                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT
 200,000   Mykrolis Corp.*.........................    1,460,000
                                                     -----------
           ENERGY
  41,000   Burlington Resources, Inc...............    1,748,650
                                                     -----------
           FINANCIAL CONGLOMERATES
  44,266   Citigroup, Inc..........................    1,557,720
                                                     -----------
           FOOD: MAJOR DIVERSIFIED
  41,400   General Mills, Inc......................    1,943,730
                                                     -----------
           HOUSEHOLD/PERSONAL CARE
  33,300   Colgate-Palmolive Co....................    1,745,919
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           INTEGRATED OIL
  43,252   Exxon Mobil Corp........................  $ 1,511,225
                                                     -----------
           MAJOR BANKS
  39,000   PNC Financial Services Group............    1,634,100
                                                     -----------
           MANAGED HEALTH CARE
  54,700   Mid Atlantic Medical Services, Inc.*....    1,772,280
  50,000   Oxford Health Plans, Inc.*..............    1,822,500
                                                     -----------
                                                       3,594,780
                                                     -----------
           MEDIA CONGLOMERATES
 100,000   AOL Time Warner Inc.*...................    1,310,000
 115,800   Disney (Walt) Co. (The).................    1,888,698
                                                     -----------
                                                       3,198,698
                                                     -----------
           MEDICAL SPECIALTIES
  35,000   Baxter International, Inc...............      980,000
  74,040   Edwards Lifesciences Corp.*.............    1,885,799
                                                     -----------
                                                       2,865,799
                                                     -----------
           PHARMACEUTICALS: MAJOR
  35,000   Lilly (Eli) & Co........................    2,222,500
  32,400   Wyeth...................................    1,211,760
                                                     -----------
                                                       3,434,260
                                                     -----------
           PHARMACEUTICALS: OTHER
  24,000   Forest Laboratories, Inc.*..............    2,357,280
                                                     -----------
           PROPERTY - CASUALTY INSURERS
 115,729   Travelers Property Casualty Corp. (Class
            B)*....................................    1,695,430
                                                     -----------
           SEMICONDUCTORS
  67,400   Intel Corp..............................    1,049,418
  67,000   Texas Instruments, Inc..................    1,005,670
                                                     -----------
                                                       2,055,088
                                                     -----------
           SPECIALTY STORES
  42,000   Bed Bath & Beyond Inc.*.................    1,450,260
                                                     -----------
           TOTAL UNITED STATES.....................   46,782,216
                                                     -----------
           TOTAL COMMON STOCKS
            (COST $90,833,393).....................   77,952,249
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                              VALUE

----------------------------------------------------------------

           SHORT-TERM INVESTMENT (1.9%)
           REPURCHASE AGREEMENT
 $1,550    Joint repurchase agreement account
           1.245% due 01/02/03 (dated 12/31/02;
           proceeds $1,550,107) (a)
           (COST $1,550,000).......................  $ 1,550,000
                                                     -----------

  TOTAL INVESTMENTS
   (COST $92,383,393) (b).................    99.9%  79,502,249
  OTHER ASSETS IN EXCESS OF LIABILITIES...     0.1       59,012
                                            ------  -----------
  NET ASSETS..............................   100.0% $79,561,261
                                            ======  ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $8,456,425 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $21,337,569, RESULTING IN NET UNREALIZED DEPRECIATION OF $12,881,144.

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
SUMMARY OF INVESTMENTS / / DECEMBER 31, 2002

                                                       PERCENT OF
INDUSTRY                                     VALUE     NET ASSETS

-----------------------------------------------------------------

Aerospace & Defense.....................  $ 4,697,085       5.9%
Aluminum................................    1,343,342       1.7
Apparel/Footwear Retail.................    2,576,320       3.2
Biotechnology...........................    4,189,611       5.3
Broadcasting............................      281,697       0.3
Building Products.......................      780,424       1.0
Cable/Satellite TV......................      205,899       0.3
Chemicals: Major Diversified............      536,812       0.7
Chemicals: Specialty....................      564,808       0.7
Computer Communications.................    1,193,410       1.5
Computer Processing Hardware............    1,471,030       1.8
Electric Utilities......................    1,262,794       1.6
Electronic Equipment/ Instruments.......      999,890       1.3
Electronic Production Equipment.........    1,460,000       1.8
Electronics/Appliances..................      651,625       0.8
Energy..................................    1,748,650       2.2
Engineering & Construction..............      859,005       1.1
Financial Conglomerates.................    3,260,641       4.1
Food: Major Diversified.................    3,480,405       4.4
Gas Distributors........................      782,960       1.0
Household/Personal Care.................    1,745,919       2.2
Industrial Conglomerates................    1,594,913       2.0
Industrial Machinery....................    1,479,089       1.9
Integrated Oil..........................    3,976,872       5.0
Investment Banks/Brokers................      487,419       0.6
Life/Health Insurance...................      708,015       0.9
Major Banks.............................    3,227,688       4.1
Major Telecommunications................    2,368,072       3.0

                                                       PERCENT OF
INDUSTRY                                     VALUE     NET ASSETS

-----------------------------------------------------------------

Managed Health Care.....................  $ 3,594,780       4.5%
Media Conglomerates.....................    3,198,698       4.0
Medical Specialties.....................    2,865,799       3.6
Motor Vehicles..........................      375,713       0.5
Multi-Line Insurance....................      645,117       0.8
Oil Refining/Marketing..................      717,669       0.9
Other Metals/Minerals...................      865,032       1.1
Pharmaceuticals: Major..................    4,060,628       5.1
Pharmaceuticals: Other..................    2,357,280       3.0
Property - Casualty Insurers............    1,695,430       2.1
Publishing: Books/Magazines.............      435,750       0.5
Pulp & Paper............................      633,150       0.8
Recreational Products...................    1,708,209       2.1
Regional Banks..........................    1,096,468       1.4
Repurchase Agreement....................    1,550,000       1.9
Semiconductors..........................    2,621,933       3.3
Specialty Stores........................    1,450,260       1.8
Steel...................................      247,300       0.3
Telecommunication Equipment.............      551,800       0.7
Wireless Telecommunications.............      896,838       1.1
                                          -----------   -------
                                          $79,502,249      99.9%
                                          ===========   =======

TYPE OF INVESTMENT

-----------------------------------------------------------------

Common Stocks...........................  $77,952,249      98.0%
Short-Term Investment...................    1,550,000       1.9
                                          -----------   -------
                                          $79,502,249      99.9%
                                          ===========   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                           VALUE

--------------------------------------------------------------------------

           COMMON STOCKS (95.7%)
           ADVERTISING/MARKETING SERVICES (0.7%)
  10,650   Lamar Advertising Co.*............................  $   358,372
                                                               -----------
           AEROSPACE & DEFENSE (0.8%)
   2,800   Alliant Techsystems Inc.*.........................      174,580
   4,700   IniVision Techonologies, Inc.*....................      123,892
  16,400   Orbital Sciences Corp.............................       69,208
                                                               -----------
                                                                   367,680
                                                               -----------
           AIR FREIGHT/COURIERS (1.1%)
   7,050   C.H. Robinson Worldwide, Inc......................      219,960
   9,800   Expeditors International of Washington, Inc.......      319,970
                                                               -----------
                                                                   539,930
                                                               -----------
           APPAREL/FOOTWEAR (1.0%)
  14,700   Coach, Inc.*......................................      483,924
                                                               -----------
           APPAREL/FOOTWEAR RETAIL (4.2%)
  36,750   Abercrombie & Fitch Co. (Class A)*................      751,905
  15,675   Chico's FAS, Inc.*................................      296,414
  42,600   Limited Brands, Inc...............................      593,418
   9,850   Ross Stores, Inc..................................      417,541
                                                               -----------
                                                                 2,059,278
                                                               -----------
           BEVERAGES: ALCOHOLIC (1.5%)
  30,850   Constellation Brands Inc. (Class A)*..............      731,453
                                                               -----------
           BIOTECHNOLOGY (8.2%)
  10,350   Affymetrix, Inc.*.................................      236,911
  24,100   Biogen, Inc.*.....................................      965,446
  14,250   Celgene Corp.*....................................      305,947
   8,350   Charles River Laboratories International, Inc.*...      321,308
  24,950   Dendreon Corp.*...................................      132,484
   8,050   Genzyme Corp. (General Division)*.................      238,038
   6,950   IDEC Pharmaceuticals Corp.*.......................      230,531
  16,800   MedImmune, Inc.*..................................      456,456
  15,750   NPS Pharmaceuticals, Inc.*........................      396,427

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

  13,050   Scios, Inc.*......................................  $   425,169
   6,050   Trimeris, Inc.*...................................      260,694
                                                               -----------
                                                                 3,969,411
                                                               -----------
           BROADCASTING (1.8%)
  27,500   Radio One, Inc. (Class D)*........................      396,825
  12,500   Westwood One, Inc.*...............................      467,000
                                                               -----------
                                                                   863,825
                                                               -----------
           CASINO/GAMING (3.1%)
  45,050   GTECH Holdings Corp.*.............................    1,255,093
  15,000   Penn National Gaming, Inc.*.......................      237,900
                                                               -----------
                                                                 1,492,993
                                                               -----------
           CATALOG/SPECIALTY DISTRIBUTION (0.3%)
  10,000   J. Jill Group Inc.*...............................      139,800
                                                               -----------
           CHEMICALS: SPECIALTY (0.4%)
   3,800   Sigma-Aldrich Corp................................      185,060
                                                               -----------
           COMMERCIAL PRINTING/ FORMS (1.2%)
  13,350   Deluxe Corp.......................................      562,035
                                                               -----------
           COMPUTER COMMUNICATIONS (0.4%)
  10,050   Emulex Corp.*.....................................      186,427
                                                               -----------
           COMPUTER PERIPHERALS (4.4%)
   6,850   Imation Corp*.....................................      240,298
  10,200   Intergraph Corp.*.................................      181,152
   5,750   Lexmark International, Inc.*......................      347,875
  25,100   Maxtor Corp.*.....................................      127,006
   9,000   Network Appliance, Inc.*..........................       90,000
  41,500   Storage Technology Corp.*.........................      888,930
   4,450   Zebra Technologies Corp. (Class A)*...............      254,985
                                                               -----------
                                                                 2,130,246
                                                               -----------
           CONTRACT DRILLING (0.5%)
   7,650   Patterson-UTI Energy, Inc.*.......................      230,800
                                                               -----------
           DATA PROCESSING SERVICES (0.5%)
   4,600   Affiliated Computer Services, Inc. (Class A)*.....      242,190
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           DISCOUNT STORES (0.8%)
  14,850   Dollar Tree Stores, Inc.*.........................  $   364,864
                                                               -----------
           ELECTRONIC COMPONENTS (1.6%)
  11,600   Flextronics International, Ltd. (Singapore)*......       95,004
   6,250   QLogic Corp.*.....................................      215,687
  22,300   SanDisk Corp.*....................................      452,690
                                                               -----------
                                                                   763,381
                                                               -----------
           ELECTRONIC DISTRIBUTORS (0.7%)
   7,850   CDW Computer Centers, Inc.*.......................      344,222
                                                               -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (0.6%)
   7,100   Agilent Technologies, Inc.*.......................      127,516
  21,500   Symbol Technologies, Inc..........................      176,730
                                                               -----------
                                                                   304,246
                                                               -----------
           ELECTRONIC PRODUCTION EQUIPMENT (2.0%)
   4,850   KLA-Tencor Corp.*.................................      171,545
  15,250   Lam Research Corp.*...............................      164,700
  14,800   MKS Instruments, Inc.*............................      243,164
   5,250   Novellus Systems, Inc.*...........................      147,420
   4,900   Synopsys, Inc.*...................................      226,135
                                                               -----------
                                                                   952,964
                                                               -----------
           FINANCIAL CONGLOMERATES (0.2%)
   4,000   Principal Financial Group, Inc....................      120,520
                                                               -----------
           FOOD: SPECIALTY/CANDY (1.6%)
   7,150   Hershey Foods Corp................................      482,196
  21,900   Peet's Coffee & Tea, Inc.*........................      309,447
                                                               -----------
                                                                   791,643
                                                               -----------
           GAS DISTRIBUTORS (0.4%)
   5,800   UGI Corp..........................................      216,862
                                                               -----------
           HOME BUILDING (1.0%)
   1,450   NVR, Inc.*........................................      471,975
                                                               -----------
           HOTELS/RESORTS/ CRUISELINES (1.9%)
  55,750   Royal Caribbean Cruises Ltd.......................      931,025
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           INFORMATION TECHNOLOGY SERVICES (1.0%)
  12,100   Citrix Systems, Inc.*.............................  $   149,072
   4,650   Cognizant Technology Solutions Corp.*.............      335,870
                                                               -----------
                                                                   484,942
                                                               -----------
           INSURANCE BROKERS/ SERVICES (1.0%)
  11,850   Hilb, Rogal & Hamilton Co.........................      484,665
                                                               -----------
           INTERNET SOFTWARE/ SERVICES (0.9%)
  26,750   BEA Systems, Inc.*................................      306,823
  10,550   Netease.com Inc. (ADR) (China)*...................      120,798
                                                               -----------
                                                                   427,621
                                                               -----------
           INVESTMENT BANKS/ BROKERS (0.9%)
  93,700   E*TRADE Group, Inc.*..............................      455,382
                                                               -----------
           MANAGED HEALTH CARE (1.6%)
  30,050   Caremark Rx, Inc.*................................      488,313
   8,200   Mid Atlantic Medical Services, Inc.*..............      265,680
                                                               -----------
                                                                   753,993
                                                               -----------
           MEDICAL SPECIALTIES (6.5%)
  10,050   Cooper Companies, Inc. (The)......................      251,451
   9,300   DENTSPLY International, Inc.......................      346,323
  18,438   Merit Medical Systems, Inc.*......................      367,285
   8,900   St. Jude Medical, Inc.*...........................      353,508
   5,300   STERIS Corp.*.....................................      128,525
  32,750   Varian Medical Systems, Inc.*.....................    1,624,400
   4,200   Ventana Medical Systems, Inc.*....................       96,810
                                                               -----------
                                                                 3,168,302
                                                               -----------
           MEDICAL/NURSING SERVICES (0.6%)
   9,400   Lincare Holdings, Inc.*...........................      297,228
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           MISCELLANEOUS COMMERCIAL SERVICES (1.4%)
   9,550   Corporate Executive Board Co. (The)*..............  $   304,836
   8,250   Fair, Isaac & Co., Inc............................      352,275
                                                               -----------
                                                                   657,111
                                                               -----------
           MOVIES/ENTERTAINMENT (0.5%)
   4,550   Pixar, Inc.*......................................      241,105
                                                               -----------
           OFFICE EQUIPMENT/ SUPPLIES (0.3%)
   7,450   Miller (Herman), Inc..............................      137,080
                                                               -----------
           OIL & GAS PRODUCTION (5.1%)
   6,800   Apache Corp.......................................      387,532
   7,850   Cabot Oil & Gas Corp. (Class A)...................      194,523
  30,200   Hurricane Hydrocarbons Ltd. (Class A) (Canada)*...      314,684
  10,000   Kerr-McGee Corp...................................      443,000
  10,425   Quicksilver Resources Inc.*.......................      233,833
  36,825   XTO Energy Inc....................................      909,578
                                                               -----------
                                                                 2,483,150
                                                               -----------
           OILFIELD SERVICES/ EQUIPMENT (2.3%)
   9,350   BJ Services Co.*..................................      302,099
   3,900   Cooper Cameron Corp.*.............................      194,298
  33,550   Key Energy Services, Inc.*........................      300,944
   9,950   Smith International, Inc.*........................      324,569
                                                               -----------
                                                                 1,121,910
                                                               -----------
           OTHER CONSUMER SERVICES (4.1%)
  17,900   Block (H.&R.), Inc................................      719,580
   3,150   Career Education Corp.*...........................      126,000
  13,800   Corinthian Colleges, Inc.*........................      522,468
  13,350   Weight Watchers International, Inc.*..............      613,700
                                                               -----------
                                                                 1,981,748
                                                               -----------
           PACKAGED SOFTWARE (3.2%)
   4,500   Hyperion Solutions Corp.*.........................      115,515
   6,150   Intuit Inc.*......................................      288,558

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

   7,300   Mercury Interactive Corp.*........................  $   216,445
  15,800   Network Associates, Inc.*.........................      254,222
  11,700   Symantec Corp.*...................................      473,265
  35,750   TIBCO Software, Inc.*.............................      220,935
                                                               -----------
                                                                 1,568,940
                                                               -----------
           PHARMACEUTICALS: OTHER (1.6%)
   3,900   Altana AG (ADR) (Germany)*........................      177,840
   5,100   Medicis Pharmaceutical Corp. (Class A)*...........      253,317
   8,700   Teva Pharmaceutical Industries Ltd. (ADR)
            (Israel).........................................      335,907
                                                               -----------
                                                                   767,064
                                                               -----------
           PROPERTY - CASUALTY INSURERS (0.8%)
   9,350   RenaissanceRe Holdings Ltd. (Bermuda).............      370,260
                                                               -----------
           PUBLISHING: NEWSPAPERS (0.4%)
   3,500   Media General, Inc. (Class A).....................      209,825
                                                               -----------
           RECREATIONAL PRODUCTS (0.5%)
   3,350   International Game Technology*....................      254,332
                                                               -----------
           REGIONAL BANKS (1.0%)
  16,900   Banknorth Group, Inc..............................      381,940
   3,700   North Fork Bancorporation, Inc....................      124,838
                                                               -----------
                                                                   506,778
                                                               -----------
           RESTAURANTS (2.9%)
   7,800   Brinker International, Inc.*......................      251,550
   4,200   CBRL Group, Inc...................................      126,546
   4,300   Cheesecake Factory, Inc. (The)*...................      155,445
  12,800   Outback Steakhouse, Inc...........................      440,832
   5,850   P.F. Chang's China Bistro, Inc.*..................      212,355
   3,700   Sonic Corp.*......................................       75,813
   4,550   Wendy's International, Inc........................      123,169
                                                               -----------
                                                                 1,385,710
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           SAVINGS BANKS (0.4%)
   6,500   New York Community Bancorp, Inc...................  $   187,720
                                                               -----------
           SEMICONDUCTORS (3.5%)
  13,750   Altera Corp.*.....................................      169,675
  37,450   Exar Corp.*.......................................      464,380
  11,850   International Rectifier Corp.*....................      218,751
   8,400   Intersil Corp. (Class A)*.........................      117,096
   8,300   Marvell Technology Group Ltd. (Bermuda)*..........      156,538
  15,662   Microchip Technology Inc..........................      382,936
  35,000   Vitesse Semiconductor Corp.*......................       76,475
   5,750   Xilinx, Inc.*.....................................      118,450
                                                               -----------
                                                                 1,704,301
                                                               -----------
           SERVICES TO THE HEALTH INDUSTRY (3.7%)
  12,700   Accredo Health, Inc.*.............................      447,675
  42,225   Stericycle, Inc.*.................................    1,367,203
                                                               -----------
                                                                 1,814,878
                                                               -----------
           SPECIALTY STORES (5.8%)
   2,500   Advance Auto Parts, Inc.*.........................      122,250
   8,950   AutoZone, Inc.*...................................      632,318
   9,200   Bed Bath & Beyond Inc.*...........................      317,676
  13,350   Dick's Sporting Goods, Inc.*......................      256,320
   5,000   Michaels Stores, Inc.*............................      156,500
  59,900   Office Depot, Inc.*...............................      884,124
  11,150   Tractor Supply Company*...........................      419,240
                                                               -----------
                                                                 2,788,428
                                                               -----------
           TELECOMMUNICATION EQUIPMENT (0.3%)
   4,600   Adtran, Inc.*.....................................      151,340
                                                               -----------
           TELECOMMUNICATIONS (0.7%)
  29,850   Nextel Communications, Inc. (Class A)*............      344,768
                                                               -----------
           TRUCKING (1.6%)
  13,500   Arkansas Best Corp.*..............................      350,744
   3,750   Landstar System, Inc.*............................      218,850

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

   7,900   Old Dominion Freight Line, Inc.*..................  $   223,965
                                                               -----------
                                                                   793,559
                                                               -----------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (0.7%)
  16,050   AGCO Corp.*.......................................      354,705
                                                               -----------
           WATER UTILITIES (1.5%)
  35,550   Philadelphia Suburban Corp........................      732,330
                                                               -----------
           TOTAL COMMON STOCKS
            (COST $47,724,194)...............................   46,434,301
                                                               -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           SHORT-TERM INVESTMENT (4.7%)
           REPURCHASE AGREEMENT
 $ 2,281   Joint repurchase agreement account 1.245% due
           01/02/03 (dated 12/31/02; proceeds
           $2,281,158) (a)
           (COST $2,281,000).................................    2,281,000
                                                               -----------

  TOTAL INVESTMENTS
   (COST $50,005,194) (b)...........................   100.4%  48,715,301
  LIABILITIES IN EXCESS OF OTHER ASSETS.............    (0.4)    (221,754)
                                                      ------  -----------
  NET ASSETS........................................   100.0% $48,493,547
                                                      ======  ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $2,238,045 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,527,938, RESULTING IN NET UNREALIZED DEPRECIATION OF $1,289,893.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                              MONEY        DIVERSIFIED       BALANCED
                                              MARKET          INCOME          GROWTH        UTILITIES
                                          --------------  --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $ 194,079,660   $  75,944,570+  $ 102,492,162   $  76,418,285
Cash....................................          3,763           2,701             934        --
Receivable for:
  Investments sold......................       --             4,288,894       4,423,722       1,011,969
  Shares of beneficial interest sold....        165,313          14,573         222,710           3,208
  Dividends.............................       --              --               131,715         158,088
  Interest/principal paydowns...........         23,117       1,081,941         286,824          81,583
  Foreign withholding taxes reclaimed...       --              --              --                 8,371
  Variation margin......................       --                 2,906           2,188        --
Prepaid expenses and other assets.......          1,503             573           2,430           3,639
                                          -------------   -------------   -------------   -------------
    TOTAL ASSETS........................    194,273,356      81,336,158     107,562,685      77,685,143
                                          -------------   -------------   -------------   -------------
LIABILITIES:
Payable for:
  Investments purchased.................       --            11,868,715      10,288,609        --
  Shares of beneficial interest
   redeemed.............................        668,829          96,113          15,021          32,362
  Distribution fee......................          8,886           3,089           2,623           2,339
  Investment management fees............         85,446          23,989          51,352          44,374
  Payable to bank.......................       --              --              --              --
Accrued expenses and other payables.....         25,655          48,887          32,152          32,573
                                          -------------   -------------   -------------   -------------
    TOTAL LIABILITIES...................        788,816      12,040,793      10,389,757         111,648
                                          -------------   -------------   -------------   -------------
    NET ASSETS..........................  $ 193,484,540   $  69,295,365   $  97,172,928   $  77,573,495
                                          =============   =============   =============   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $ 193,484,420   $  94,639,881   $ 110,450,409   $ 115,705,865
Accumulated undistributed net investment
 income (net investment loss)...........            120         831,569          90,112         (12,862)
Accumulated undistributed net realized
 gain (accumulated net realized loss)...       --           (16,203,569)    (18,674,714)    (44,987,275)
Net unrealized appreciation
 (depreciation).........................       --            (9,972,516)      5,307,121       6,867,767
                                          -------------   -------------   -------------   -------------
    NET ASSETS..........................  $ 193,484,540   $  69,295,365   $  97,172,928   $  77,573,495
                                          =============   =============   =============   =============
    *COST...............................  $ 194,079,660   $  85,957,320   $  97,129,954   $  69,550,518
                                          =============   =============   =============   =============
CLASS X SHARES:
Net Assets..............................  $ 152,478,898   $  54,669,484   $  84,845,803   $  66,824,742
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............    152,478,803       7,556,782       6,744,881       5,077,601
    NET ASSET VALUE PER SHARE...........  $        1.00   $        7.23   $       12.58   $       13.16
                                          =============   =============   =============   =============
CLASS Y SHARES:
Net Assets..............................  $  41,005,642   $  14,625,881   $  12,327,125   $  10,748,753
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............     41,005,617       2,026,240         981,786         817,152
    NET ASSET VALUE PER SHARE...........  $        1.00   $        7.22   $       12.56   $       13.15
                                          =============   =============   =============   =============

---------------------

 +    INCLUDES REPURCHASE AGREEMENTS OF $11,896,022.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                             DIVIDEND      VALUE-ADDED                       AMERICAN
                                              GROWTH          MARKET          GROWTH      OPPORTUNITIES
                                          --------------  --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $ 370,499,767   $ 139,963,998   $  43,447,733   $ 299,145,176
Cash....................................            735             633             326        --
Receivable for:
  Investments sold......................       --               906,725         949,909       8,748,824
  Shares of beneficial interest sold....        364,451         131,394           8,134         172,131
  Dividends.............................        678,329         228,217          47,481         205,380
  Interest/principal paydowns...........             43              76        --                   734
  Foreign withholding taxes reclaimed...       --              --              --                 5,713
  Variation margin......................       --              --              --                10,055
Prepaid expenses and other assets.......          6,016           3,319           1,268           7,291
                                          -------------   -------------   -------------   -------------
    TOTAL ASSETS........................    371,549,341     141,234,362      44,454,851     308,295,304
                                          -------------   -------------   -------------   -------------
LIABILITIES:
Payable for:
  Investments purchased.................       --             1,135,490         941,600       1,977,061
  Shares of beneficial interest
   redeemed.............................        300,758          90,271          98,349         445,629
  Distribution fee......................          6,323           4,016             796           6,608
  Investment management fees............        207,534          62,208          31,791         172,018
  Payable to bank.......................       --              --              --               888,966
Accrued expenses and other payables.....         44,226          34,566          28,071          60,358
                                          -------------   -------------   -------------   -------------
    TOTAL LIABILITIES...................        558,841       1,326,551       1,100,607       3,550,640
                                          -------------   -------------   -------------   -------------
    NET ASSETS..........................  $ 370,990,500   $ 139,907,811   $  43,354,244   $ 304,744,664
                                          =============   =============   =============   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $ 557,029,273   $ 130,384,899   $  87,855,442   $ 604,414,348
Accumulated undistributed net investment
 income (net investment loss)...........             11       1,816,289          41,760       1,032,181
Accumulated undistributed net realized
 gain (accumulated net realized loss)...   (178,449,075)      2,781,379     (42,116,080)   (295,757,921)
Net unrealized appreciation
 (depreciation).........................     (7,589,709)      4,925,244      (2,426,878)     (4,943,944)
                                          -------------   -------------   -------------   -------------
    NET ASSETS..........................  $ 370,990,500   $ 139,907,811   $  43,354,244   $ 304,744,664
                                          =============   =============   =============   =============
    *COST...............................  $ 378,089,476   $ 135,038,754   $  45,874,611   $ 304,096,642
                                          =============   =============   =============   =============
CLASS X SHARES:
Net Assets..............................  $ 341,672,657   $ 121,064,645   $  39,834,449   $ 274,710,000
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............     28,890,683       7,625,759       3,565,160      23,521,650
    NET ASSET VALUE PER SHARE...........  $       11.83   $       15.88   $       11.17   $       11.68
                                          =============   =============   =============   =============
CLASS Y SHARES:
Net Assets..............................  $  29,317,843   $  18,843,166   $   3,519,795   $  30,034,664
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............      2,482,063       1,193,500         317,030       2,583,515
    NET ASSET VALUE PER SHARE...........  $       11.81   $       15.79   $       11.10   $       11.63
                                          =============   =============   =============   =============

                                             CAPITAL          GLOBAL        DEVELOPING
                                          OPPORTUNITIES       EQUITY          GROWTH
                                          --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $  28,754,753   $  79,502,249   $  48,715,301
Cash....................................       --                   372          76,049
Receivable for:
  Investments sold......................         61,145        --               111,738
  Shares of beneficial interest sold....         30,106          12,800           3,477
  Dividends.............................          1,679          81,221          12,879
  Interest/principal paydowns...........       --              --                    79
  Foreign withholding taxes reclaimed...       --               159,430        --
  Variation margin......................       --              --              --
Prepaid expenses and other assets.......             79           2,305           1,605
                                          -------------   -------------   -------------
    TOTAL ASSETS........................     28,847,762      79,758,377      48,921,128
                                          -------------   -------------   -------------
LIABILITIES:
Payable for:
  Investments purchased.................         65,140        --               331,418
  Shares of beneficial interest
   redeemed.............................         84,138          85,692          43,381
  Distribution fee......................          1,455             878             583
  Investment management fees............         19,478          71,174          22,064
  Payable to bank.......................       --              --              --
Accrued expenses and other payables.....         43,685          39,372          30,135
                                          -------------   -------------   -------------
    TOTAL LIABILITIES...................        213,896         197,116         427,581
                                          -------------   -------------   -------------
    NET ASSETS..........................  $  28,633,866   $  79,561,261   $  48,493,547
                                          =============   =============   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $ 130,840,647   $ 102,572,986   $ 108,225,205
Accumulated undistributed net investment
 income (net investment loss)...........       --               291,514        --
Accumulated undistributed net realized
 gain (accumulated net realized loss)...   (102,488,748)    (10,443,266)    (58,441,765)
Net unrealized appreciation
 (depreciation).........................        281,967     (12,859,973)     (1,289,893)
                                          -------------   -------------   -------------
    NET ASSETS..........................  $  28,633,866   $  79,561,261   $  48,493,547
                                          =============   =============   =============
    *COST...............................  $  28,472,786   $  92,383,393   $  50,005,194
                                          =============   =============   =============
CLASS X SHARES:
Net Assets..............................  $  22,097,296   $  75,610,568   $  45,891,725
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............      4,018,722       7,160,737       3,967,571
    NET ASSET VALUE PER SHARE...........  $        5.50   $       10.56   $       11.57
                                          =============   =============   =============
CLASS Y SHARES:
Net Assets..............................  $   6,536,570   $   3,950,693   $   2,601,822
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............      1,196,231         376,080         226,364
    NET ASSET VALUE PER SHARE...........  $        5.46   $       10.50   $       11.49
                                          =============   =============   =============

---------------------

 +    INCLUDES REPURCHASE AGREEMENTS OF $11,896,022.

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                            MONEY     DIVERSIFIED     BALANCED
                                            MARKET       INCOME        GROWTH      UTILITIES
                                          ----------  ------------  ------------  ------------
INVESTMENT INCOME:
INCOME
  Interest..............................  $3,631,437  $  4,893,465  $  1,970,549  $    595,268
  Dividends.............................      --            15,707     1,677,335*    3,331,343*
                                          ----------  ------------  ------------  ------------
    TOTAL INCOME........................   3,631,437     4,909,172     3,647,884     3,926,611
                                          ----------  ------------  ------------  ------------
EXPENSES
  Investment management fee.............     978,101       252,899       676,299       650,618
  Distribution fee (Class Y shares).....      87,162        22,266        26,647        28,620
  Custodian fees........................      13,440        20,948        26,101        17,797
  Professional fees.....................      19,079        25,892        18,419        16,833
  Shareholder reports and notices.......      10,288         7,620        13,000         8,218
  Trustees' fees and expenses...........       1,225           315           764           700
  Transfer agent fees and expenses......         500           500           500           500
  Other.................................       2,244        11,081         5,422         3,100
                                          ----------  ------------  ------------  ------------
    TOTAL EXPENSES......................   1,112,039       341,521       767,152       726,386
                                          ----------  ------------  ------------  ------------
    NET INVESTMENT INCOME (LOSS)........   2,519,398     4,567,651     2,880,732     3,200,225
                                          ----------  ------------  ------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
  Investments...........................      --       (11,215,714)   (9,305,479)  (23,753,026)
  Futures contracts.....................      --           532,750        76,459       --
  Foreign exchange transactions.........      --           132,500       --            --
                                          ----------  ------------  ------------  ------------
      NET REALIZED GAIN (LOSS)..........      --       (10,550,464)   (9,229,020)  (23,753,026)
                                          ----------  ------------  ------------  ------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
  Investments...........................      --        11,399,337    (7,578,468)   (4,884,473)
  Futures contracts.....................      --             9,198       (30,620)      --
  Translation of forward foreign
   currency contracts, other assets and
   liabilities denominated in foreign
   currencies...........................      --               787       --            --
                                          ----------  ------------  ------------  ------------
      NET APPRECIATION (DEPRECIATION)...      --        11,409,322    (7,609,088)   (4,884,473)
                                          ----------  ------------  ------------  ------------
      NET GAIN (LOSS)...................      --           858,858   (16,838,108)  (28,637,499)
                                          ----------  ------------  ------------  ------------
NET INCREASE (DECREASE).................  $2,519,398  $  5,426,509  $(13,957,376) $(25,437,274)
                                          ==========  ============  ============  ============

---------------------

 *    NET OF FOREIGN WITHHOLDING TAX OF $6,361, $24,806, $125,351, $4,328,
      $31,775, $64, $148,248 AND $1,422, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                            DIVIDEND     VALUE-ADDED                   AMERICAN        CAPITAL        GLOBAL
                                             GROWTH         MARKET        GROWTH     OPPORTUNITIES  OPPORTUNITIES     EQUITY
                                          -------------  ------------  ------------  -------------  -------------  ------------
INVESTMENT INCOME:
INCOME
  Interest..............................  $      58,228  $     21,121  $     38,041  $    654,722   $     13,875   $     46,398
  Dividends.............................     11,870,886*    2,754,669*      573,208     3,081,277*        70,439*     1,404,694*
                                          -------------  ------------  ------------  ------------   ------------   ------------
    TOTAL INCOME........................     11,929,114     2,775,790       611,249     3,735,999         84,314      1,451,092
                                          -------------  ------------  ------------  ------------   ------------   ------------
EXPENSES
  Investment management fee.............      2,920,003       849,731       494,255     2,502,395        335,673      1,011,555
  Distribution fee (Class Y shares).....         66,398        36,010         9,945        75,723         22,827          9,799
  Custodian fees........................         29,365        14,096        32,570        46,125          6,755         31,503
  Professional fees.....................         22,426        20,228        18,357        22,611         22,991         23,596
  Shareholder reports and notices.......         41,422        18,546        12,291        48,489         36,766         17,928
  Trustees' fees and expenses...........          3,524         1,835           469         4,699            246            623
  Transfer agent fees and expenses......            500           500           500           500            500            500
  Other.................................          5,369        18,814         1,102         5,436          1,602          9,120
                                          -------------  ------------  ------------  ------------   ------------   ------------
    TOTAL EXPENSES......................      3,089,007       959,760       569,489     2,705,978        427,360      1,104,624
                                          -------------  ------------  ------------  ------------   ------------   ------------
    NET INVESTMENT INCOME (LOSS)........      8,840,107     1,816,030        41,760     1,030,021       (343,046)       346,468
                                          -------------  ------------  ------------  ------------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
  Investments...........................    (39,482,430)    3,420,730   (20,099,406)  (78,862,251)   (55,704,147)    (3,288,042)
  Futures contracts.....................       --             --            --          5,344,542        --             --
  Foreign exchange transactions.........       --             --            --              2,171        --             (48,849)
                                          -------------  ------------  ------------  ------------   ------------   ------------
      NET REALIZED GAIN (LOSS)..........    (39,482,430)    3,420,730   (20,099,406)  (73,515,538)   (55,704,147)    (3,336,891)
                                          -------------  ------------  ------------  ------------   ------------   ------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
  Investments...........................    (60,956,564)  (36,086,090)   (1,299,207)  (23,988,181)    28,089,327    (16,495,965)
  Futures contracts.....................       --             --            --             (4,733)       --             --
  Translation of forward foreign
   currency contracts, other assets and
   liabilities denominated in foreign
   currencies...........................       --             --            --                797        --              24,273
                                          -------------  ------------  ------------  ------------   ------------   ------------
      NET APPRECIATION (DEPRECIATION)...    (60,956,564)  (36,086,090)   (1,299,207)  (23,992,117)    28,089,327    (16,471,692)
                                          -------------  ------------  ------------  ------------   ------------   ------------
      NET GAIN (LOSS)...................   (100,438,994)  (32,665,360)  (21,398,613)  (97,507,655)   (27,614,820)   (19,808,583)
                                          -------------  ------------  ------------  ------------   ------------   ------------
NET INCREASE (DECREASE).................  $ (91,598,887) $(30,849,330) $(21,356,853) $(96,477,634)  $(27,957,866)  $(19,462,115)
                                          =============  ============  ============  ============   ============   ============

                                           DEVELOPING
                                             GROWTH
                                          ------------
INVESTMENT INCOME:
INCOME
  Interest..............................  $     28,357
  Dividends.............................       205,229*
                                          ------------
    TOTAL INCOME........................       233,586
                                          ------------
EXPENSES
  Investment management fee.............       331,484
  Distribution fee (Class Y shares).....         7,139
  Custodian fees........................        31,730
  Professional fees.....................        21,034
  Shareholder reports and notices.......        16,079
  Trustees' fees and expenses...........           537
  Transfer agent fees and expenses......           500
  Other.................................         1,756
                                          ------------
    TOTAL EXPENSES......................       410,259
                                          ------------
    NET INVESTMENT INCOME (LOSS)........      (176,673)
                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
  Investments...........................   (18,055,817)
  Futures contracts.....................       --
  Foreign exchange transactions.........       --
                                          ------------
      NET REALIZED GAIN (LOSS)..........   (18,055,817)
                                          ------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
  Investments...........................    (4,627,220)
  Futures contracts.....................       --
  Translation of forward foreign
   currency contracts, other assets and
   liabilities denominated in foreign
   currencies...........................       --
                                          ------------
      NET APPRECIATION (DEPRECIATION)...    (4,627,220)
                                          ------------
      NET GAIN (LOSS)...................   (22,683,037)
                                          ------------
NET INCREASE (DECREASE).................  $(22,859,710)
                                          ============

---------------------

 *    NET OF FOREIGN WITHHOLDING TAX OF $6,361, $24,806, $125,351, $4,328,
      $31,775, $64, $148,248 AND $1,422, RESPECTIVELY.

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                           MONEY MARKET                       DIVERSIFIED INCOME
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income........................    $   2,519,398      $   6,424,048      $   4,567,651      $   4,913,959
Net realized loss............................        --                 --               (10,550,464)        (4,352,318)
Net change in unrealized
 appreciation/depreciation...................        --                 --                11,409,322         (3,385,570)
                                                 -------------      -------------      -------------      -------------
    NET INCREASE (DECREASE)..................        2,519,398          6,424,048          5,426,509         (2,823,929)
                                                 -------------      -------------      -------------      -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................       (2,146,983)        (5,968,867)        (2,672,959)        (3,584,851)
  Class Y shares.............................         (372,357)          (455,198)          (418,622)          (120,962)
Net realized gain
  Class X shares.............................        --                 --                 --                 --
  Class Y shares.............................        --                 --                 --                 --
Paid-in-capital
  Class X shares.............................        --                 --                 --                  (822,504)
  Class Y shares.............................        --                 --                 --                   (27,753)
                                                 -------------      -------------      -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       (2,519,340)        (6,424,065)        (3,091,581)        (4,556,070)
                                                 -------------      -------------      -------------      -------------

Net increase (decrease) from transactions in
 shares of beneficial interest...............      (13,661,167)        86,197,737          6,356,434         (2,060,952)
                                                 -------------      -------------      -------------      -------------

    TOTAL INCREASE (DECREASE)................      (13,661,109)        86,197,720          8,691,362         (9,440,951)

NET ASSETS:
Beginning of period..........................      207,145,649        120,947,929         60,604,003         70,044,954
                                                 -------------      -------------      -------------      -------------
END OF PERIOD................................    $ 193,484,540      $ 207,145,649      $  69,295,365      $  60,604,003
                                                 =============      =============      =============      =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)................    $         120      $          62      $     831,569      $    (694,723)
                                                 =============      =============      =============      =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         BALANCED GROWTH                          UTILITIES
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income........................    $   2,880,732      $   3,650,214      $   3,200,225      $   3,453,932
Net realized loss............................       (9,229,020)        (6,018,525)       (23,753,026)       (20,470,833)
Net change in unrealized
 appreciation/depreciation...................       (7,609,088)         3,585,643         (4,884,473)       (32,478,677)
                                                 -------------      -------------      -------------      -------------
    NET INCREASE (DECREASE)..................      (13,957,376)         1,217,332        (25,437,274)       (49,495,578)
                                                 -------------      -------------      -------------      -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................       (2,731,171)        (3,520,286)        (2,803,574)        (3,259,412)
  Class Y shares.............................         (281,828)          (150,033)          (356,108)          (234,095)
Net realized gain
  Class X shares.............................        --                 --                 --                (3,115,319)
  Class Y shares.............................        --                 --                 --                  (223,194)
Paid-in-capital
  Class X shares.............................        --                 --                 --                 --
  Class Y shares.............................        --                 --                 --                 --
                                                 -------------      -------------      -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       (3,012,999)        (3,670,319)        (3,159,682)        (6,832,020)
                                                 -------------      -------------      -------------      -------------

Net increase (decrease) from transactions in
 shares of beneficial interest...............      (10,321,727)         4,551,542        (25,265,054)       (14,220,570)
                                                 -------------      -------------      -------------      -------------

    TOTAL INCREASE (DECREASE)................      (27,292,102)         2,098,555        (53,862,010)       (70,548,168)

NET ASSETS:
Beginning of period..........................      124,465,030        122,366,475        131,435,505        201,983,673
                                                 -------------      -------------      -------------      -------------
END OF PERIOD................................    $  97,172,928      $ 124,465,030      $  77,573,495      $ 131,435,505
                                                 =============      =============      =============      =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)................    $      90,112      $     (13,011)     $     (12,862)     $      (7,155)
                                                 =============      =============      =============      =============

                                                         DIVIDEND GROWTH
                                               ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income........................    $   8,840,107      $  10,553,083
Net realized loss............................      (39,482,430)       (41,196,110)
Net change in unrealized
 appreciation/depreciation...................      (60,956,564)        (3,965,420)
                                                 -------------      -------------
    NET INCREASE (DECREASE)..................      (91,598,887)       (34,608,447)
                                                 -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................       (8,353,169)       (10,319,773)
  Class Y shares.............................         (486,953)          (233,284)
Net realized gain
  Class X shares.............................        --                 --
  Class Y shares.............................        --                 --
Paid-in-capital
  Class X shares.............................        --                 --
  Class Y shares.............................        --                 --
                                                 -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       (8,840,122)       (10,553,057)
                                                 -------------      -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      (78,910,159)       (26,747,531)
                                                 -------------      -------------
    TOTAL INCREASE (DECREASE)................     (179,349,168)       (71,909,035)
NET ASSETS:
Beginning of period..........................      550,339,668        622,248,703
                                                 -------------      -------------
END OF PERIOD................................    $ 370,990,500      $ 550,339,668
                                                 =============      =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)................    $          11      $          26
                                                 =============      =============

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED

                                                        VALUE-ADDED MARKET                          GROWTH
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................    $   1,816,030      $   2,101,779      $      41,760      $     (52,670)
Net realized gain (loss).....................        3,420,730           (637,563)       (20,099,406)       (17,176,498)
Net change in unrealized
 appreciation/depreciation...................      (36,086,090)        (5,259,173)        (1,299,207)        (3,560,062)
                                                 -------------      -------------      -------------      -------------
    NET DECREASE.............................      (30,849,330)        (3,794,957)       (21,356,853)       (20,789,230)
                                                 -------------      -------------      -------------      -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................       (1,937,562)        (1,701,977)         --                 --
  Class Y shares.............................         (163,395)           (44,343)         --                 --
Net realized gain
  Class X shares.............................        --               (10,102,756)         --                (5,952,539)
  Class Y shares.............................        --                  (264,950)         --                  (225,786)
                                                 -------------      -------------      -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       (2,100,957)       (12,114,026)         --                (6,178,325)
                                                 -------------      -------------      -------------      -------------

Net increase (decrease) from transactions in
 shares of beneficial interest...............      (20,008,345)        20,998,125        (19,768,451)       (23,997,827)
                                                 -------------      -------------      -------------      -------------

    TOTAL INCREASE (DECREASE)................      (52,958,632)         5,089,142        (41,125,304)       (50,965,382)

NET ASSETS:
Beginning of period..........................      192,866,443        187,777,301         84,479,548        135,444,930
                                                 -------------      -------------      -------------      -------------
END OF PERIOD................................    $ 139,907,811      $ 192,866,443      $  43,354,244      $  84,479,548
                                                 =============      =============      =============      =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME......................................    $   1,816,289      $   2,101,216      $      41,760          --
                                                 =============      =============      =============      =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                      AMERICAN OPPORTUNITIES                CAPITAL OPPORTUNITIES
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................    $   1,030,021      $   2,661,336      $    (343,046)     $    (529,528)
Net realized gain (loss).....................      (73,515,538)      (190,965,307)       (55,704,147)       (39,078,615)
Net change in unrealized
 appreciation/depreciation...................      (23,992,117)       (54,528,081)        28,089,327         (5,424,842)
                                                 -------------      -------------      -------------      -------------
    NET DECREASE.............................      (96,477,634)      (242,832,052)       (27,957,866)       (45,032,985)
                                                 -------------      -------------      -------------      -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................       (2,513,231)        (1,435,727)         --                 --
  Class Y shares.............................         (147,685)           (55,819)         --                 --
Net realized gain
  Class X shares.............................        --              (147,429,966)         --                 --
  Class Y shares.............................        --                (6,450,620)         --                 --
                                                 -------------      -------------      -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       (2,660,916)      (155,372,132)         --                 --
                                                 -------------      -------------      -------------      -------------

Net increase (decrease) from transactions in
 shares of beneficial interest...............      (89,896,539)        45,082,641        (10,307,026)        (9,954,181)
                                                 -------------      -------------      -------------      -------------

    TOTAL INCREASE (DECREASE)................     (189,035,089)      (353,121,543)       (38,264,892)       (54,987,166)

NET ASSETS:
Beginning of period..........................      493,779,753        846,901,296         66,898,758        121,885,924
                                                 -------------      -------------      -------------      -------------
END OF PERIOD................................    $ 304,744,664      $ 493,779,753      $  28,633,866      $  66,898,758
                                                 =============      =============      =============      =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME......................................    $   1,032,181      $   2,660,905          --                 --
                                                 =============      =============      =============      =============

                                                          GLOBAL EQUITY                       DEVELOPING GROWTH
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................    $     346,468      $     391,789      $    (176,673)     $     (64,807)
Net realized gain (loss).....................       (3,336,891)        (7,067,809)       (18,055,817)       (39,736,895)
Net change in unrealized
 appreciation/depreciation...................      (16,471,692)       (22,260,315)        (4,627,220)         3,402,756
                                                 -------------      -------------      -------------      -------------
    NET DECREASE.............................      (19,462,115)       (28,936,335)       (22,859,710)       (36,398,946)
                                                 -------------      -------------      -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................          (80,154)          (987,392)         --                (1,094,843)
  Class Y shares.............................        --                   (19,263)         --                   (26,859)
Net realized gain
  Class X shares.............................        --               (13,996,765)         --               (17,180,796)
  Class Y shares.............................        --                  (279,401)         --                  (435,878)
                                                 -------------      -------------      -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........          (80,154)       (15,282,821)         --               (18,738,376)
                                                 -------------      -------------      -------------      -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      (23,468,339)        (5,615,209)       (17,133,000)          (732,345)
                                                 -------------      -------------      -------------      -------------
    TOTAL INCREASE (DECREASE)................      (43,010,608)       (49,834,365)       (39,992,710)       (55,869,667)
NET ASSETS:
Beginning of period..........................      122,571,869        172,406,234         88,486,257        144,355,924
                                                 -------------      -------------      -------------      -------------
END OF PERIOD................................    $  79,561,261      $ 122,571,869      $  48,493,547      $  88,486,257
                                                 =============      =============      =============      =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME......................................    $     291,514      $      74,049          --                 --
                                                 =============      =============      =============      =============

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                            MONEY MARKET                         DIVERSIFIED INCOME
                                               --------------------------------------  --------------------------------------
                                                  FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                                     ENDED               ENDED               ENDED               ENDED
                                               DECEMBER 31, 2002   DECEMBER 31, 2001   DECEMBER 31, 2002   DECEMBER 31, 2001
                                               ------------------  ------------------  ------------------  ------------------
CLASS X SHARES
SHARES
Sold.........................................       119,285,645         156,518,594           1,401,928           1,056,505
Reinvestment of dividends and
 distributions...............................         2,146,983           5,968,867             383,157             600,798
Redeemed.....................................      (144,910,533)       (104,805,157)         (2,348,029)         (2,411,769)
                                                  -------------       -------------       -------------       -------------
NET INCREASE (DECREASE) - CLASS X............       (23,477,905)         57,682,304            (562,944)           (754,466)
                                                  =============       =============       =============       =============
AMOUNT
Sold.........................................     $ 119,285,645       $ 156,518,594       $   9,828,447       $   7,955,121
Reinvestment of dividends and
 distributions...............................         2,146,983           5,968,867           2,672,959           4,407,355
Redeemed.....................................      (144,910,533)       (104,805,157)        (16,427,076)        (17,914,208)
                                                  -------------       -------------       -------------       -------------
NET INCREASE (DECREASE) - CLASS X............     $ (23,477,905)      $  57,682,304       $  (3,925,670)      $  (5,551,732)
                                                  =============       =============       =============       =============

CLASS Y SHARES
SHARES
Sold.........................................        48,033,474          41,730,692           1,657,735             544,086
Reinvestment of dividends and
 distributions...............................           372,357             455,198              59,826              20,615
Redeemed.....................................       (38,589,093)        (13,670,457)           (244,617)            (88,453)
                                                  -------------       -------------       -------------       -------------
NET INCREASE - CLASS Y.......................         9,816,738          28,515,433           1,472,944             476,248
                                                  =============       =============       =============       =============
AMOUNT
Sold.........................................     $  48,033,474       $  41,730,692       $  11,579,296       $   3,986,133
Reinvestment of dividends and
 distributions...............................           372,357             455,198             418,622             148,715
Redeemed.....................................       (38,589,093)        (13,670,457)         (1,715,814)           (644,068)
                                                  -------------       -------------       -------------       -------------
NET INCREASE - CLASS Y.......................     $   9,816,738       $  28,515,433       $  10,282,104       $   3,490,780
                                                  =============       =============       =============       =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                          BALANCED GROWTH                            UTILITIES
                                               --------------------------------------  --------------------------------------
                                                  FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                                     ENDED               ENDED               ENDED               ENDED
                                               DECEMBER 31, 2002   DECEMBER 31, 2001   DECEMBER 31, 2002   DECEMBER 31, 2001
                                               ------------------  ------------------  ------------------  ------------------
CLASS X SHARES
SHARES
Sold.........................................           724,016           1,005,857             301,789             512,332
Reinvestment of dividends and
 distributions...............................           205,346             242,190             197,658             330,721
Redeemed.....................................        (2,119,779)         (1,430,042)         (2,380,363)         (2,073,951)
                                                  -------------       -------------       -------------       -------------
NET INCREASE (DECREASE) - CLASS X............        (1,190,417)           (181,995)         (1,880,916)         (1,230,898)
                                                  =============       =============       =============       =============
AMOUNT
Sold.........................................     $   9,873,756       $  15,076,205       $   4,375,976       $  10,522,586
Reinvestment of dividends and
 distributions...............................         2,731,171           3,520,286           2,803,574           6,374,731
Redeemed.....................................       (28,467,516)        (21,226,722)        (33,881,020)        (41,492,208)
                                                  -------------       -------------       -------------       -------------
NET INCREASE (DECREASE) - CLASS X............     $ (15,862,589)      $  (2,630,231)      $ (26,701,470)      $ (24,594,891)
                                                  =============       =============       =============       =============

CLASS Y SHARES
SHARES
Sold.........................................           560,381             555,827             335,317             640,246
Reinvestment of dividends and
 distributions...............................            21,469              10,376              25,390              24,017
Redeemed.....................................          (179,996)            (84,095)           (273,414)           (163,471)
                                                  -------------       -------------       -------------       -------------
NET INCREASE - CLASS Y.......................           401,854             482,108              87,293             500,792
                                                  =============       =============       =============       =============
AMOUNT
Sold.........................................     $   7,630,860       $   8,237,986       $   4,899,620       $  12,913,794
Reinvestment of dividends and
 distributions...............................           281,828             150,033             356,108             457,289
Redeemed.....................................        (2,371,826)         (1,206,246)         (3,819,312)         (2,996,762)
                                                  -------------       -------------       -------------       -------------
NET INCREASE - CLASS Y.......................     $   5,540,862       $   7,181,773       $   1,436,416       $  10,374,321
                                                  =============       =============       =============       =============

                                                          DIVIDEND GROWTH
                                               --------------------------------------
                                                  FOR THE YEAR        FOR THE YEAR
                                                     ENDED               ENDED
                                               DECEMBER 31, 2002   DECEMBER 31, 2001
                                               ------------------  ------------------
CLASS X SHARES
SHARES
Sold.........................................         1,816,448           3,428,466
Reinvestment of dividends and
 distributions...............................           644,042             697,138
Redeemed.....................................        (9,442,311)         (7,340,562)
                                                  -------------       -------------
NET INCREASE (DECREASE) - CLASS X............        (6,981,821)         (3,214,958)
                                                  =============       =============
AMOUNT
Sold.........................................     $  24,354,692       $  53,069,189
Reinvestment of dividends and
 distributions...............................         8,353,169          10,319,773
Redeemed.....................................      (124,347,345)       (110,968,214)
                                                  -------------       -------------
NET INCREASE (DECREASE) - CLASS X............     $ (91,639,484)      $ (47,579,252)
                                                  =============       =============
CLASS Y SHARES
SHARES
Sold.........................................         1,428,587           1,522,930
Reinvestment of dividends and
 distributions...............................            38,352              15,972
Redeemed.....................................          (522,959)           (176,332)
                                                  -------------       -------------
NET INCREASE - CLASS Y.......................           943,980           1,362,570
                                                  =============       =============
AMOUNT
Sold.........................................     $  19,114,664       $  23,172,501
Reinvestment of dividends and
 distributions...............................           486,953             233,284
Redeemed.....................................        (6,872,292)         (2,574,064)
                                                  -------------       -------------
NET INCREASE - CLASS Y.......................     $  12,729,325       $  20,831,721
                                                  =============       =============

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST CONTINUED

                                                         VALUE-ADDED MARKET                            GROWTH
                                               --------------------------------------  --------------------------------------
                                                  FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                                     ENDED               ENDED               ENDED               ENDED
                                               DECEMBER 31, 2002   DECEMBER 31, 2001   DECEMBER 31, 2002   DECEMBER 31, 2001
                                               ------------------  ------------------  ------------------  ------------------
CLASS X SHARES
SHARES
Sold.........................................         1,005,911           1,789,225             395,097             565,902
Reinvestment of dividends and
 distributions...............................           107,048             600,444           --                    365,635
Redeemed.....................................        (2,997,915)         (1,887,319)         (2,005,315)         (2,599,271)
                                                  -------------       -------------       -------------       -------------
NET INCREASE (DECREASE) - CLASS X............        (1,884,956)            502,350          (1,610,218)         (1,667,734)
                                                  =============       =============       =============       =============
AMOUNT
Sold.........................................     $  17,757,380       $  35,010,961       $   5,105,430       $   9,604,602
Reinvestment of dividends and
 distributions...............................         1,937,562          11,804,733           --                  5,952,539
Redeemed.....................................       (50,407,468)        (36,103,441)        (25,381,091)        (42,212,254)
                                                  -------------       -------------       -------------       -------------
NET INCREASE (DECREASE) - CLASS X............     $ (30,712,526)      $  10,712,253       $ (20,275,661)      $ (26,655,113)
                                                  =============       =============       =============       =============

CLASS Y SHARES
SHARES
Sold.........................................           942,345             580,496             136,527             250,842
Reinvestment of dividends and
 distributions...............................             9,062              15,772           --                     13,912
Redeemed.....................................          (334,532)            (62,584)           (103,816)           (111,163)
                                                  -------------       -------------       -------------       -------------
NET INCREASE - CLASS Y.......................           616,875             533,684              32,711             153,591
                                                  =============       =============       =============       =============
AMOUNT
Sold.........................................     $  16,143,557       $  11,095,603       $   1,832,084       $   4,141,111
Reinvestment of dividends and
 distributions...............................           163,395             309,293           --                    225,786
Redeemed.....................................        (5,602,771)         (1,119,024)         (1,324,874)         (1,709,611)
                                                  -------------       -------------       -------------       -------------
NET INCREASE - CLASS Y.......................     $  10,704,181       $  10,285,872       $     507,210       $   2,657,286
                                                  =============       =============       =============       =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                       AMERICAN OPPORTUNITIES                  CAPITAL OPPORTUNITIES
                                               --------------------------------------  --------------------------------------
                                                  FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                                     ENDED               ENDED               ENDED               ENDED
                                               DECEMBER 31, 2002   DECEMBER 31, 2001   DECEMBER 31, 2002   DECEMBER 31, 2001
                                               ------------------  ------------------  ------------------  ------------------
CLASS X SHARES
SHARES
Sold.........................................         1,385,445           1,497,080             589,277           1,121,163
Reinvestment of dividends and
 distributions...............................           186,580           8,989,474           --                  --
Redeemed.....................................        (8,935,569)         (8,754,078)         (2,238,406)         (3,057,558)
                                                  -------------       -------------       -------------       -------------
NET INCREASE (DECREASE) - CLASS X............        (7,363,544)          1,732,476          (1,649,129)         (1,936,395)
                                                  =============       =============       =============       =============
AMOUNT
Sold.........................................     $  18,386,151       $  29,649,691       $   4,328,497       $  13,079,396
Reinvestment of dividends and
 distributions...............................         2,513,231         148,865,693           --                  --
Redeemed.....................................      (117,722,907)       (163,483,385)        (15,590,037)        (32,484,240)
                                                  -------------       -------------       -------------       -------------
NET INCREASE (DECREASE) - CLASS X............     $ (96,823,525)      $  15,031,999       $ (11,261,540)      $ (19,404,844)
                                                  =============       =============       =============       =============

CLASS Y SHARES
SHARES
Sold.........................................         1,117,040           1,546,786             711,761           1,072,476
Reinvestment of dividends and
 distributions...............................            10,997             394,091           --                  --
Redeemed.....................................          (605,031)           (368,371)           (685,448)           (221,119)
                                                  -------------       -------------       -------------       -------------
NET INCREASE - CLASS Y.......................           523,006           1,572,506              26,313             851,357
                                                  =============       =============       =============       =============
AMOUNT
Sold.........................................     $  14,735,675       $  29,703,694       $   5,340,206       $  11,667,034
Reinvestment of dividends and
 distributions...............................           147,685           6,506,439           --                  --
Redeemed.....................................        (7,956,374)         (6,159,491)         (4,385,692)         (2,216,371)
                                                  -------------       -------------       -------------       -------------
NET INCREASE - CLASS Y.......................     $   6,926,986       $  30,050,642       $     954,514       $   9,450,663
                                                  =============       =============       =============       =============

                                                           GLOBAL EQUITY                         DEVELOPING GROWTH
                                               --------------------------------------  --------------------------------------
                                                  FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                                     ENDED               ENDED               ENDED               ENDED
                                               DECEMBER 31, 2002   DECEMBER 31, 2001   DECEMBER 31, 2002   DECEMBER 31, 2001
                                               ------------------  ------------------  ------------------  ------------------
CLASS X SHARES
SHARES
Sold.........................................           331,885             506,603             263,100             455,150
Reinvestment of dividends and
 distributions...............................             6,608           1,077,998           --                  1,031,939
Redeemed.....................................        (2,462,599)         (2,239,530)         (1,636,123)         (1,648,382)
                                                  -------------       -------------       -------------       -------------
NET INCREASE (DECREASE) - CLASS X............        (2,124,106)           (654,929)         (1,373,023)           (161,293)
                                                  =============       =============       =============       =============
AMOUNT
Sold.........................................     $   3,897,393       $   7,476,151       $   3,579,933       $   8,918,074
Reinvestment of dividends and
 distributions...............................            80,154          14,984,157           --                 18,275,639
Redeemed.....................................       (28,327,330)        (31,729,129)        (21,293,539)        (30,296,517)
                                                  -------------       -------------       -------------       -------------
NET INCREASE (DECREASE) - CLASS X............     $ (24,349,783)      $  (9,268,821)      $ (17,713,606)      $  (3,102,804)
                                                  =============       =============       =============       =============
CLASS Y SHARES
SHARES
Sold.........................................           149,454             255,806             113,513             146,806
Reinvestment of dividends and
 distributions...............................         --                     21,533           --                     26,202
Redeemed.....................................           (73,439)            (28,508)            (73,538)            (52,885)
                                                  -------------       -------------       -------------       -------------
NET INCREASE - CLASS Y.......................            76,015             248,831              39,975             120,123
                                                  =============       =============       =============       =============
AMOUNT
Sold.........................................     $   1,721,233       $   3,748,674       $   1,497,355       $   2,877,661
Reinvestment of dividends and
 distributions...............................         --                    298,664           --                    462,738
Redeemed.....................................          (839,789)           (393,726)           (916,749)           (969,940)
                                                  -------------       -------------       -------------       -------------
NET INCREASE - CLASS Y.......................     $     881,444       $   3,653,612       $     580,606       $   2,370,459
                                                  =============       =============       =============       =============

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002

1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The shares of the Fund are only sold to Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company for allocation to certain of its separate accounts to fund variable annuity contracts and variable life insurance policies they issue.

The Fund, which consists of 11 separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Capital Opportunities (formerly Mid-Cap Equity (the Portfolio's name changed effective May 1, 2002)) which commenced operations on January 21, 1997.

On July 24, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after July 24, 2000.

The investment objectives of each Portfolio are as follows:

        PORTFOLIO                          INVESTMENT OBJECTIVE
       Money Market         Seeks high current income, preservation of capital
                            and liquidity by investing in short-term money
                            market instruments.
    Diversified Income      Seeks, as a primary objective, to earn a high
                            level of current income and, as a secondary
                            objective, to maximize total return, but only to
                            the extent consistent with its primary objective,
                            by equally allocating its assets among three
                            separate groupings of fixed income securities.
     Balanced Growth        Seeks to achieve capital growth with reasonable
                            current income by investing primarily in common
                            stock of companies which have a record of paying
                            dividends and have the potential for increasing
                            dividends, investment grade corporate debt
                            securities, asset-backed securities and U.S.
                            government securities.
        Utilities           Seeks both capital appreciation and current income
                            by investing in equity and fixed income securities
                            of companies in the utilities industry.
     Dividend Growth        Seeks to provide reasonable current income and
                            long-term growth of income and capital by
                            investing primarily in common stock of companies
                            with a record of paying dividends and the
                            potential for increasing dividends.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

        PORTFOLIO                          INVESTMENT OBJECTIVE
       Value-Added          Seeks to achieve a high level of total return on
          Market            its assets through a combination of capital
                            appreciation and current income by investing, on
                            an equally-weighted basis, in a diversified
                            portfolio of common stocks of the companies which
                            are represented in the Standard & Poor's 500
                            Composite Stock Price Index.
          Growth            Seeks long-term growth of capital by investing
                            primarily in common stocks and securities
                            convertible into common stocks issued by domestic
                            and foreign companies.
  American Opportunities    Seeks long-term capital growth consistent with an
                            effort to reduce volatility by investing
                            principally in common stock of companies in
                            industries which, at the time of the investment,
                            are believed to have attractive earnings
                            potential.
  Capital Opportunities     Seeks long-term capital growth by investing
                            primarily in equity securities of medium-sized
                            companies with market capitalization's within the
                            capitalization range of companies comprising the
                            Standard & Poor's Mid-Cap 400 Index.
      Global Equity         Seeks to obtain total return on its assets
                            primarily through long-term capital growth and, to
                            a lesser extent, from income, through investments
                            in equity securities of companies located in
                            various countries around the world.
    Developing Growth       Seeks long-term capital growth by investing
                            primarily in equity securities of smaller and
                            medium-sized companies that have the potential for
                            growing more rapidly than the economy.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures contracts are valued at the latest price published by the commodities exchange on which they trade;
(4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") or (in the case of Growth) by Morgan Stanley Investment Management Inc. ("MSIM"), that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (5) certain

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

securities may be valued by an outside pricing service approved by the Trustees; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Fund amortizes premiums and accretes discounts over the life of the respective securities.

C. REPURCHASE AGREEMENTS -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations. The Portfolios may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

F. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS -- The books and records of the Fund are maintained in U.S. dollars as follows:
(1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

I. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

J. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolio's net assets determined at the close of each business day:

                                      ANNUAL
PORTFOLIO                              RATE
---------                             ------
Money Market........................   0.50%
Diversified Income..................   0.40
Balanced Growth.....................   0.60
Utilities...........................   0.65
Dividend Growth.....................    *
Value-Added Market..................   0.50
                                      ANNUAL
PORTFOLIO                              RATE
---------                             ------
Growth..............................   0.80%
American Opportunities..............   **
Capital Opportunities...............   0.75
Global Equity.......................   1.00
Developing Growth...................   0.50

------------------

 * 0.625% to the portion of daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million, but not exceeding $1 billion and 0.475% to the portion of daily net assets exceeding $1 billion.
 ** 0.625% to the portion of daily net assets not exceeding $500 million; 0.60% to the portion of daily net assets exceeding $500 million, but not exceeding $1 billion and 0.575% to the portion of daily net assets exceeding $1 billion.

Under a Sub-Advisory Agreement between MSIM and the Investment Manager, MSIM provides Growth with investment advice and portfolio management relating to the Portfolio's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays MSIM monthly compensation equal to 40% of its monthly compensation.

Prior to October 1, 2002, under a Sub-Advisory Agreement between TCW Investment Management Company ("TCW") and the Investment Manager, TCW provided Capital Opportunities with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager paid TCW monthly compensation equal to 40% of its monthly compensation.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the year ended December 31, 2002 were as follows:

                                        U.S. GOVERNMENT SECURITIES                  OTHER
                                      ------------------------------  ---------------------------------
                                       PURCHASES    SALES/MATURITIES     PURCHASES     SALES/MATURITIES
                                      ------------  ----------------  ---------------  ----------------
Money Market........................  $194,664,427    $209,692,465    $1,260,946,145    $1,262,375,000
Diversified Income..................    45,657,846      40,682,043        17,758,855        20,292,384
Balanced Growth.....................    15,258,476      13,679,423       165,340,370       174,863,073
Utilities...........................     3,402,210       3,890,161        70,365,894        94,372,323
Dividend Growth.....................       --             --             101,461,993       175,721,163
Value-Added Market..................       --             --              13,810,599        33,411,892
Growth..............................       --             --              81,012,830       100,643,414
American Opportunities..............    29,081,475      29,108,341     1,119,405,708     1,222,651,898
Capital Opportunities...............       --             --              45,665,451        55,961,615
Global Equity.......................       --             --              43,464,632        62,985,966
Developing Growth...................       --             --             163,456,199       180,545,154

Included in the aforementioned purchases and sales of Balanced Growth are transactions with Hartford Financial Services Group, Inc, an affiliate of the Fund as follows: sales of corporate bonds of $26,777, including a realized gain of $1,352 and purchases of common stocks of $649,195.

Included in the aforementioned purchases of portfolio securities of Value-Added Market are purchases of Morgan Stanley, an affiliate of the Investment Manager and Distributor, of $86,120 and sales of Hartford Financial Services Group, Inc. of $64,123, including a net realized gain of $394.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

The following Portfolios had transactions with other Morgan Stanley Funds during the year ended December 31, 2002:

                                                              NET REALIZED
                                     PURCHASES     SALES     GAINS (LOSSES)
                                     ----------  ----------  --------------
Balanced Growth....................  $  313,000      --           --
Utilities..........................      --      $1,158,750   $(7,270,882)
Dividend Growth....................     205,000   2,670,957       (27,037)
Growth.............................      --          28,950       (26,962)
American Opportunities.............   2,609,695   1,095,270      (246,836)
Capital Opportunities..............   1,049,657      23,275      (250,076)
Global Equity......................     166,650      --           --
Developing Growth..................     202,496     442,899      (149,053)

Included in the receivable for investments sold at December 31, 2002 for American Opportunities is $257,825 for unsettled trades with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor.

For the year ended December 31, 2002, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., for executed portfolio transactions:

BALANCED             DIVIDEND            AMERICAN        CAPITAL     GLOBAL   DEVELOPING
 GROWTH   UTILITIES   GROWTH   GROWTH  OPPORTUNITIES  OPPORTUNITIES  EQUITY     GROWTH
--------  ---------  --------  ------  -------------  -------------  -------  ----------
$33,374   $107,130   $46,733   $9,011    $308,630         $7,672     $34,105    $5,398
=======   ========   =======   ======    ========         ======     =======    ======

For the year ended December 31, 2002, the following Portfolios incurred brokerage commissions with Morgan Stanley DW Inc., an affiliate of the Investment Manager and Distributor, for executed portfolio transactions:

BALANCED             DIVIDEND    AMERICAN
 GROWTH   UTILITIES   GROWTH   OPPORTUNITIES
--------  ---------  --------  -------------
 $2,295    $1,350    $10,170      $3,227
 ======    ======    =======      ======

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

5. FEDERAL INCOME TAX STATUS
At December 31, 2002, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                   (AMOUNTS IN THOUSANDS)
                                      ------------------------------------------------
   AVAILABLE THROUGH DECEMBER 31,     2006  2007   2008      2009     2010     TOTAL
------------------------------------  ----  ----  -------  --------  -------  --------
Diversified Income..................  $153  $941  $ 1,681  $  2,688  $ 6,964  $ 12,427
Balanced Growth.....................   --    --       837        66   16,575    17,478
Utilities...........................   --    --     --       20,814   21,143    41,957
Dividend Growth.....................   --    --    83,533    21,046   58,750   163,329
Growth..............................   --    --     --       15,101   16,390    31,491
American Opportunities..............   --    --     --      209,504   73,725   283,229
Capital Opportunities...............   --    --       937    42,667   58,131   101,735
Global Equity.......................   --    --     --        6,731    2,663     9,394
Developing Growth...................   --    --     --       39,250   18,312    57,562

Net capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following portfolios incurred and will elect to defer post-October losses during fiscal 2002: Diversified Income -- $3,730,000; Utilities -- $265,000; Dividend Growth -- $4,523,000; Growth --
$809,000; American Opportunities -- $3,123,000; Capital Opportunities -- $14,000; Global Equity -- $1,061,000; Developing Growth -- $410,000.

At December 31, 2002, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

                                        TEMPORARY DIFFERENCES     PERMANENT DIFFERENCES
                                      -------------------------  -----------------------
                                        POST-         LOSS         FOREIGN        NET
                                       OCTOBER   DEFERRALS FROM    CURRENCY    OPERATING
                                       LOSSES      WASH SALES    GAINS/LOSSES    LOSS
                                      ---------  --------------  ------------  ---------
Diversified Income..................        -                             -
Balanced Growth.....................                       -
Utilities...........................        -              -
Dividend Growth.....................        -              -
Value-Added.........................                       -
Growth..............................        -              -
American Opportunities..............        -              -              -
Capital Opportunities...............        -              -                           -
Global Equity.......................        -              -              -
Developing Growth...................        -              -                           -

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

Additionally, Diversified Income had temporary differences attributable to interest on bonds in default and Diversified Income and Balanced Growth had permanent differences attributable to reclassification of net losses on paydowns. The following Portfolios had temporary and permanent differences attributable to book amortization of premiums/discounts on debt securities:
Diversified Income, Balanced Growth and Utilities.

To reflect reclassifications arising from the permanent differences, the following accounts were (charged) credited:

                                      ACCUMULATED UNDISTRIBUTED    ACCUMULATED UNDISTRIBUTED
                                     NET INVESTMENT INCOME (LOSS)  NET REALIZED GAIN (LOSS)   PAID-IN CAPITAL
                                     ----------------------------  -------------------------  ---------------
Diversified Income.................            $ 50,222                    $ (42,749)            $  (7,473)
Balanced Growth....................             235,390                     (235,390)              --
Utilities..........................             (46,250)                      46,250               --
American Opportunities.............               2,171                       (2,171)              --
Capital Opportunities..............             343,046                   --                      (343,046)
Global Equity......................             (48,849)                      48,849               --
Developing Growth..................             176,673                   --                      (176,673)

6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
Some of the Portfolios may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 2002, Diversified and American Opportunities had outstanding forward contracts.

Some of the Portfolios may purchase and sell interest rate and index futures ("futures contracts") to facilitate trading, increase or decrease the Portfolio's market exposure, seek higher investment returns, or to seek to protect against a decline in the value of the Portfolios securities or an increase in prices of securities that may be purchased.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the value of the underlying securities.

At December 31, 2002, Balanced Growth, Diversified Income and American Opportunities had outstanding futures contracts.

7. PORTFOLIO LIQUIDATIONS
On August 20, 2002, the respective shareholders of the North American Government Securities Portfolio and Emerging Markets Portfolio approved the liquidations of these Portfolios. On September 25, 2002, the Portfolios were liquidated, with the value of each Portfolio's shares transferred to the Money Market Portfolio.

Morgan Stanley Select Dimensions Investment Series
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                NET ASSET
                                  VALUE             NET             NET REALIZED         TOTAL FROM         DIVIDENDS
FOR THE YEAR                    BEGINNING        INVESTMENT        AND UNREALIZED        INVESTMENT             TO
ENDED DECEMBER 31               OF PERIOD          INCOME           GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------------               ---------        ----------        --------------        ----------        ------------
MONEY MARKET
CLASS X SHARES
1998....................         $ 1.00            $ 0.05              --                  $ 0.05             $(0.05)
1999....................           1.00              0.05              --                    0.05              (0.05)
2000(a).................           1.00              0.06*             --                    0.06              (0.06)
2001....................           1.00              0.04*             --                    0.04              (0.04)
2002....................           1.00              0.01*             --                    0.01              (0.01)
CLASS Y SHARES
2000(b).................           1.00              0.03*             --                    0.03              (0.03)
2001....................           1.00              0.04*             --                    0.04              (0.04)
2002....................           1.00              0.01*             --                    0.01              (0.01)
DIVERSIFIED INCOME
CLASS X SHARES
1998....................          10.29              0.79              $(0.37)               0.42              (0.77)
1999....................           9.93              0.78               (0.96)              (0.18)             (0.77)
2000(a).................           8.96              0.76*              (1.15)              (0.39)             (0.65)
2001....................           7.83              0.56*              (0.88)              (0.32)             (0.42)
2002....................           6.99              0.51*               0.08                0.59              (0.35)
CLASS Y SHARES
2000(b).................           8.58              0.33*              (0.73)              (0.40)             (0.33)
2001....................           7.81              0.52*              (0.86)              (0.34)             (0.41)
2002....................           6.97              0.48*               0.10                0.58              (0.33)
BALANCED GROWTH
CLASS X SHARES
1998....................          15.03              0.44                1.68                2.12              (0.43)
1999....................          16.38              0.48                0.15                0.63              (0.48)
2000(a).................          14.63              0.47*               0.42                0.89              (0.51)
2001....................          14.90              0.44*              (0.28)               0.16              (0.44)
2002....................          14.62              0.36*              (2.02)              (1.66)             (0.38)
CLASS Y SHARES
2000(b).................          13.67              0.18*               1.25                1.43              (0.22)
2001....................          14.88              0.39*              (0.27)               0.12              (0.41)
2002....................          14.59              0.32*              (2.01)              (1.69)             (0.34)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
                                DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
FOR THE YEAR                         TO                   AND              END OF           TOTAL           PERIOD
ENDED DECEMBER 31               SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------------               -------------        -------------        ---------        -------        ----------
MONEY MARKET
CLASS X SHARES
1998....................           --                    $(0.05)           $ 1.00            5.16%         $120,185
1999....................           --                     (0.05)             1.00            4.78           135,675
2000(a).................           --                     (0.06)             1.00            5.98           118,274
2001....................           --                     (0.04)             1.00            3.88           175,957
2002....................           --                     (0.01)             1.00            1.34           152,479
CLASS Y SHARES
2000(b).................           --                     (0.03)             1.00            2.58(1)          2,673
2001....................           --                     (0.04)             1.00            3.62            31,189
2002....................           --                     (0.01)             1.00            1.09            41,006
DIVERSIFIED INCOME
CLASS X SHARES
1998....................           $(0.01)                (0.78)             9.93            4.22            93,991
1999....................            (0.02)++              (0.79)             8.96           (1.83)           86,270
2000(a).................            (0.09)++              (0.74)             7.83           (4.74)           69,443
2001....................            (0.10)++              (0.52)             6.99           (4.06)           56,745
2002....................           --                     (0.35)             7.23            8.67            54,669
CLASS Y SHARES
2000(b).................            (0.04)++              (0.37)             7.81           (4.68)(1)           602
2001....................            (0.09)++              (0.50)             6.97           (4.41)            3,859
2002....................           --                     (0.33)             7.22            8.59            14,626
BALANCED GROWTH
CLASS X SHARES
1998....................            (0.34)                (0.77)            16.38           14.41           107,852
1999....................            (1.90)                (2.38)            14.63            3.52           128,299
2000(a).................            (0.11)                (0.62)            14.90            6.37           120,911
2001....................           --                     (0.44)            14.62            1.21           116,002
2002....................           --                     (0.38)            12.58          (11.49)           84,846
CLASS Y SHARES
2000(b).................           --                     (0.22)            14.88           10.55(1)          1,455
2001....................           --                     (0.41)            14.59            0.86             8,463
2002....................           --                     (0.34)            12.56          (11.66)           12,327

                              RATIOS TO AVERAGE
                                  NET ASSETS
                          --------------------------
                                             NET            PORTFOLIO
FOR THE YEAR                              INVESTMENT        TURNOVER
ENDED DECEMBER 31         EXPENSES          INCOME            RATE
-----------------         --------        ----------        ---------
MONEY MARKET
CLASS X SHARES
1998....................     0.55%            5.02%             N/A
1999....................     0.54             4.67              N/A
2000(a).................     0.55             5.80              N/A
2001....................     0.52             3.63              N/A
2002....................     0.52             1.34              N/A
CLASS Y SHARES
2000(b).................     0.80(2)          5.55(2)           N/A
2001....................     0.77             3.38              N/A
2002....................     0.77             1.09              N/A
DIVERSIFIED INCOME
CLASS X SHARES
1998....................     0.49             7.92              111%
1999....................     0.48             8.31               69
2000(a).................     0.47             8.92               33
2001....................     0.49             7.48              114
2002....................     0.50             7.26              115
CLASS Y SHARES
2000(b).................     0.72(2)          9.23(2)            33
2001....................     0.74             7.23              114
2002....................     0.75             7.01              115
BALANCED GROWTH
CLASS X SHARES
1998....................     0.71             2.87               93
1999....................     0.64             3.10               37
2000(a).................     0.64             3.29               39
2001....................     0.64             2.95               71
2002....................     0.66             2.58              161
CLASS Y SHARES
2000(b).................     0.86(2)          2.90(2)            39
2001....................     0.89             2.70               71
2002....................     0.91             2.33              161

Morgan Stanley Select Dimensions Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET
                                  VALUE             NET             NET REALIZED         TOTAL FROM         DIVIDENDS
FOR THE YEAR                    BEGINNING        INVESTMENT        AND UNREALIZED        INVESTMENT             TO
ENDED DECEMBER 31               OF PERIOD          INCOME           GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------------               ---------        ----------        --------------        ----------        ------------
UTILITIES
CLASS X SHARES
1998....................         $15.84            $ 0.37              $ 3.06              $ 3.43             $(0.37)
1999....................          18.71              0.34                7.69                8.03              (0.34)
2000(a).................          26.25              0.38*              (0.79)              (0.41)             (0.40)
2001....................          23.99              0.43*              (6.45)              (6.02)             (0.45)
2002....................          17.10              0.47*              (3.93)              (3.46)             (0.48)
CLASS Y SHARES
2000(b).................          26.06              0.15*              (2.04)              (1.89)             (0.18)
2001....................          23.99              0.40*              (6.48)              (6.08)             (0.40)
2002....................          17.09              0.44*              (3.93)              (3.49)             (0.45)
DIVIDEND GROWTH
CLASS X SHARES
1998....................          19.57              0.39                3.38                3.77              (0.39)
1999....................          22.05              0.40               (0.10)               0.30              (0.40)
2000(a).................          19.92              0.33*               0.05                0.38              (0.37)
2001....................          15.85              0.27*              (1.13)              (0.86)             (0.28)
2002....................          14.71              0.26*              (2.88)              (2.62)             (0.26)
CLASS Y SHARES
2000(b).................          14.14              0.10*               1.73                1.83              (0.13)
2001....................          15.84              0.23*              (1.13)              (0.90)             (0.25)
2002....................          14.69              0.23*              (2.88)              (2.65)             (0.23)
VALUE-ADDED MARKET
CLASS X SHARES
1998....................          17.56              0.22                1.90                2.12              (0.22)
1999....................          19.19              0.22                2.08                2.30              (0.22)
2000(a).................          20.54              0.26*               1.95                2.21              (0.09)
2001....................          20.75              0.22*              (0.56)              (0.34)             (0.19)
2002....................          19.12              0.19*              (3.22)              (3.03)             (0.21)
CLASS Y SHARES
2000(b).................          18.74              0.09*               1.89                1.98             --
2001....................          20.72              0.16*              (0.55)              (0.39)             (0.18)
2002....................          19.05              0.16*              (3.22)              (3.06)             (0.20)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
                                DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
FOR THE YEAR                         TO                   AND              END OF           TOTAL           PERIOD
ENDED DECEMBER 31               SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------------               -------------        -------------        ---------        -------        ----------
UTILITIES
CLASS X SHARES
1998....................           $(0.19)               $(0.56)           $18.71           22.23%         $ 85,683
1999....................            (0.15)                (0.49)            26.25           43.71           165,368
2000(a).................            (1.45)                (1.85)            23.99           (1.91)          196,489
2001....................            (0.42)                (0.87)            17.10          (25.51)          118,964
2002....................           --                     (0.48)            13.16          (20.37)           66,825
CLASS Y SHARES
2000(b).................           --                     (0.18)            23.99           (7.26)(1)         5,494
2001....................            (0.42)                (0.82)            17.09          (25.69)           12,471
2002....................           --                     (0.45)            13.15          (20.58)           10,749
DIVIDEND GROWTH
CLASS X SHARES
1998....................            (0.90)                (1.29)            22.05           19.73           723,285
1999....................            (2.03)                (2.43)            19.92            0.53           742,811
2000(a).................            (4.08)                (4.45)            15.85            5.36           619,469
2001....................           --                     (0.28)            14.71           (5.45)          527,738
2002....................           --                     (0.26)            11.83          (17.92)          341,673
CLASS Y SHARES
2000(b).................           --                     (0.13)            15.84           13.02(1)          2,780
2001....................           --                     (0.25)            14.69           (5.71)           22,602
2002....................           --                     (0.23)            11.81          (18.15)           29,318
VALUE-ADDED MARKET
CLASS X SHARES
1998....................            (0.27)                (0.49)            19.19           12.19           174,824
1999....................            (0.73)                (0.95)            20.54           12.15           189,708
2000(a).................            (1.91)                (2.00)            20.75           11.98           186,887
2001....................            (1.10)                (1.29)            19.12           (1.83)          181,881
2002....................           --                     (0.21)            15.88          (15.97)          121,065
CLASS Y SHARES
2000(b).................           --                    --                 20.72           10.57(1)            890
2001....................            (1.10)                (1.28)            19.05           (2.04)           10,985
2002....................           --                     (0.20)            15.79          (16.21)           18,843

                              RATIOS TO AVERAGE
                                  NET ASSETS
                          --------------------------
                                             NET            PORTFOLIO
FOR THE YEAR                              INVESTMENT        TURNOVER
ENDED DECEMBER 31         EXPENSES          INCOME            RATE
-----------------         --------        ----------        ---------
UTILITIES
CLASS X SHARES
1998....................     0.71%            2.21%              19%
1999....................     0.70             1.63               31
2000(a).................     0.69             1.43               32
2001....................     0.69             2.15               49
2002....................     0.70             3.22               77
CLASS Y SHARES
2000(b).................     0.95(2)          1.40(2)            32
2001....................     0.94             1.90               49
2002....................     0.95             2.97               77
DIVIDEND GROWTH
CLASS X SHARES
1998....................     0.63             1.87               39
1999....................     0.60             1.86              101
2000(a).................     0.63             2.01               41
2001....................     0.62             1.79               22
2002....................     0.64             1.89               22
CLASS Y SHARES
2000(b).................     0.88(2)          1.45(2)            41
2001....................     0.87             1.54               22
2002....................     0.89             1.64               22
VALUE-ADDED MARKET
CLASS X SHARES
1998....................     0.55             1.20               14
1999....................     0.55             1.11               21
2000(a).................     0.54             1.31                8
2001....................     0.54             1.12                6
2002....................     0.54             1.09                8
CLASS Y SHARES
2000(b).................     0.78(2)          1.02(2)             8
2001....................     0.79             0.87                6
2002....................     0.79             0.84                8

Morgan Stanley Select Dimensions Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET
                                  VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
FOR THE YEAR                    BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
ENDED DECEMBER 31               OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------------               ---------        -------------        --------------        ----------        ------------
GROWTH
CLASS X SHARES
1998....................         $16.56             $ 0.00                $ 2.16              $ 2.16             --
1999....................          18.23              (0.02)                 6.65                6.63             --
2000(a).................          23.27              (0.02)*               (2.47)              (2.49)            --
2001....................          19.42              (0.01)*               (2.90)              (2.91)            --
2002....................          15.48               0.01 *               (4.32)              (4.31)            --
CLASS Y SHARES
2000(b).................          23.90              (0.03)*               (4.47)              (4.50)            --
2001....................          19.40              (0.05)*               (2.90)              (2.95)            --
2002....................          15.42              (0.02)*               (4.30)              (4.32)            --
AMERICAN OPPORTUNITIES
CLASS X SHARES
1998....................          19.69               0.13                  5.57                5.70             $(0.14)
1999....................          23.31               0.08                 11.76               11.84              (0.07)
2000(a).................          32.60               0.05 *               (1.39)              (1.34)            --
2001....................          28.57               0.09 *               (7.97)              (7.88)             (0.05)
2002....................          14.99               0.04 *               (3.26)              (3.22)             (0.09)
CLASS Y SHARES
2000(b).................          29.89               0.05 *               (1.39)              (1.34)            --
2001....................          28.55               0.03 *               (7.95)              (7.92)             (0.05)
2002....................          14.93               0.01 *               (3.25)              (3.24)             (0.06)
CAPITAL OPPORTUNITIES
CLASS X SHARES
1998....................          11.40               0.06                  0.57                0.63              (0.07)
1999....................          11.86               0.06                 10.81               10.87              (0.06)
2000(a).................          22.66              (0.09)*               (5.64)              (5.73)            --
2001....................          15.38              (0.07)*               (5.52)              (5.59)            --
2002....................           9.79              (0.05)*               (4.24)              (4.29)            --
CLASS Y SHARES
2000(b).................          24.41              (0.05)*               (8.99)              (9.04)            --
2001....................          15.37              (0.09)*               (5.53)              (5.62)            --
2002....................           9.75              (0.07)*               (4.22)              (4.29)            --

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
                                DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
FOR THE YEAR                         TO                   AND              END OF           TOTAL           PERIOD
ENDED DECEMBER 31               SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------------               -------------        -------------        ---------        -------        ----------
GROWTH
CLASS X SHARES
1998....................           $(0.49)               $(0.49)           $18.23           13.22%         $ 53,504
1999....................            (1.59)                (1.59)            23.27           39.10            96,699
2000(a).................            (1.36)                (1.36)            19.42          (11.68)          132,909
2001....................            (1.03)                (1.03)            15.48          (15.23)           80,096
2002....................           --                    --                 11.17          (27.84)           39,834
CLASS Y SHARES
2000(b).................           --                    --                 19.40          (18.83)(1)         2,536
2001....................            (1.03)                (1.03)            15.42          (15.46)            4,383
2002....................           --                    --                 11.10          (28.02)            3,520
AMERICAN OPPORTUNITIES
CLASS X SHARES
1998....................            (1.94)                (2.08)            23.31           30.78           371,633
1999....................            (2.48)                (2.55)            32.60           55.81           768,751
2000(a).................            (2.69)                (2.69)            28.57           (4.42)          832,971
2001....................            (5.65)                (5.70)            14.99          (29.47)          463,012
2002....................           --                     (0.09)            11.68          (21.56)          274,710
CLASS Y SHARES
2000(b).................           --                    --                 28.55           (4.48)(1)        13,930
2001....................            (5.65)                (5.70)            14.93          (29.67)           30,768
2002....................           --                     (0.06)            11.63          (21.73)           30,035
CAPITAL OPPORTUNITIES
CLASS X SHARES
1998....................            (0.10)                (0.17)            11.86            5.67            28,198
1999....................            (0.01)                (0.07)            22.66           92.10            84,949
2000(a).................            (1.55)                (1.55)            15.38          (27.56)          116,991
2001....................           --                    --                  9.79          (36.39)           55,488
2002....................           --                    --                  5.50          (43.82)           22,097
CLASS Y SHARES
2000(b).................           --                    --                 15.37          (36.83)(1)         4,895
2001....................           --                    --                  9.75          (36.56)           11,410
2002....................           --                    --                  5.46          (44.00)            6,537

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
                                               NET             PORTFOLIO
FOR THE YEAR                               INVESTMENT          TURNOVER
ENDED DECEMBER 31         EXPENSES        INCOME (LOSS)          RATE
-----------------         --------        -------------        ---------
GROWTH
CLASS X SHARES
1998....................     1.06%             0.01%               223%
1999....................     0.90             (0.11)                88
2000(a).................     0.88             (0.10)                68
2001....................     0.86             (0.04)                81
2002....................     0.91              0.08                135
CLASS Y SHARES
2000(b).................     1.14(2)          (0.34)(2)             68
2001....................     1.11             (0.29)                81
2002....................     1.16             (0.17)               135
AMERICAN OPPORTUNITIES
CLASS X SHARES
1998....................     0.66              0.62                325
1999....................     0.66              0.29                360
2000(a).................     0.64              0.17                426
2001....................     0.65              0.46                393
2002....................     0.66              0.27                309
CLASS Y SHARES
2000(b).................     0.88(2)           0.40(2)             426
2001....................     0.90              0.21                393
2002....................     0.91              0.02                309
CAPITAL OPPORTUNITIES
CLASS X SHARES
1998....................       --(3)           0.58(3)             323
1999....................     0.20(3)           0.37(3)             318
2000(a).................     0.79             (0.41)                21
2001....................     0.80             (0.63)                16
2002....................     0.90             (0.71)               103
CLASS Y SHARES
2000(b).................     1.02(2)          (0.62)(2)             21
2001....................     1.05             (0.88)                16
2002....................     1.15             (0.96)               103

Morgan Stanley Select Dimensions Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET
                                  VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
FOR THE YEAR ENDED              BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
GLOBAL EQUITY
CLASS X SHARES
1998....................         $12.97             $ 0.14                $ 1.81              $ 1.95             $(0.18)
1999....................          14.69               0.06                  4.94                5.00              (0.06)
2000(a).................          19.63               0.13 *               (1.19)              (1.06)             (0.06)
2001....................          17.26               0.04 *               (2.88)              (2.84)             (0.11)
2002....................          12.79               0.04 *               (2.26)              (2.22)             (0.01)
CLASS Y SHARES
2000(b).................          18.85               0.00 *               (1.61)              (1.61)            --
2001....................          17.24              (0.01)*               (2.86)              (2.87)             (0.10)
2002....................          12.75               0.01 *               (2.26)              (2.25)            --
DEVELOPING GROWTH
CLASS X SHARES
1998....................          19.16               0.03                  1.69                1.72              (0.04)
1999....................          20.81               0.01                 19.23               19.24              (0.01)
2000(a).................          40.04               0.22 *               (7.89)              (7.67)            --
2001....................          25.93              (0.01)*               (6.25)              (6.26)             (0.22)
2002....................          16.01              (0.03)*               (4.41)              (4.44)            --
CLASS Y SHARES
2000(b).................          29.79               0.09 *               (3.98)              (3.89)            --
2001....................          25.90              (0.05)*               (6.25)              (6.30)             (0.21)
2002....................          15.95              (0.06)*               (4.40)              (4.46)            --

---------------------

 (a) PRIOR TO JULY 24, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.

 (b)  FOR THE PERIOD JULY 24, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.

  * THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

 ++   DISTRIBUTION FROM PAID-IN CAPITAL.

 (1)  NOT ANNUALIZED.

 (2)  ANNUALIZED.

 (3) IF THE PORTFOLIO HAD BORNE ALL EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT LOSS RATIOS WOULD HAVE BEEN 0.98% AND (0.40%), RESPECTIVELY, FOR THE YEAR ENDED DECEMBER 31, 1998 AND 0.92% AND (0.35%), RESPECTIVELY, FOR THE YEAR ENDED DECEMBER 31, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
                                DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
FOR THE YEAR ENDED                   TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
GLOBAL EQUITY
CLASS X SHARES
1998....................           $(0.05)               $(0.23)           $14.69           15.11%         $125,522
1999....................           --                     (0.06)            19.63           34.14           173,743
2000(a).................            (1.25)                (1.31)            17.26           (5.93)          171,523
2001....................            (1.52)                (1.63)            12.79          (17.22)          118,747
2002....................           --                     (0.01)            10.56          (17.37)           75,611
CLASS Y SHARES
2000(b).................           --                    --                 17.24           (8.54)(1)           883
2001....................            (1.52)                (1.62)            12.75          (17.38)            3,825
2002....................           --                    --                 10.50          (17.57)            3,951
DEVELOPING GROWTH
CLASS X SHARES
1998....................            (0.03)                (0.07)            20.81            9.04            81,625
1999....................           --                     (0.01)            40.04           92.52           160,595
2000(a).................            (6.44)                (6.44)            25.93          (21.61)          142,640
2001....................            (3.44)                (3.66)            16.01          (25.49)           85,513
2002....................           --                    --                 11.57          (27.73)           45,892
CLASS Y SHARES
2000(b).................           --                    --                 25.90          (13.06)(1)         1,716
2001....................            (3.44)                (3.65)            15.95          (25.67)            2,973
2002....................           --                    --                 11.49          (27.96)            2,602

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
                                               NET             PORTFOLIO
FOR THE YEAR ENDED                         INVESTMENT          TURNOVER
DECEMBER 31               EXPENSES        INCOME (LOSS)          RATE
-----------               --------        -------------        ---------
GLOBAL EQUITY
CLASS X SHARES
1998....................     1.10%             1.01%                80%
1999....................     1.08              0.36                 79
2000(a).................     1.06              0.68                 68
2001....................     1.07              0.29                 89
2002....................     1.08              0.35                 44
CLASS Y SHARES
2000(b).................     1.29(2)           0.02(2)              68
2001....................     1.32              0.04                 89
2002....................     1.33              0.10                 44
DEVELOPING GROWTH
CLASS X SHARES
1998....................     0.59              0.19                193
1999....................     0.58              0.06                178
2000(a).................     0.56              0.66                207
2001....................     0.59             (0.05)               196
2002....................     0.61             (0.26)               251
CLASS Y SHARES
2000(b).................     0.83(2)           0.74(2)             207
2001....................     0.84             (0.30)               196
2002....................     0.86             (0.51)               251

Morgan Stanley Select Dimensions Investment Series
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Morgan Stanley Select Dimensions Investment Series (the "Fund"), comprising Money Market Portfolio, Diversified Income Portfolio, Balanced Growth Portfolio, Utilities Portfolio, Dividend Growth Portfolio, Value-Added Market Portfolio, Growth Portfolio, American Opportunities Portfolio, Capital Opportunities Portfolio, Global Equity Portfolio and Developing Growth Portfolio (the "Portfolios") as of December 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting Morgan Stanley Select Dimensions Investment Series as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 12, 2003

Morgan Stanley Select Dimensions Investment Series
TRUSTEE AND OFFICER INFORMATION

Independent Trustees:

                                                                                                            NUMBER OF
                                                                                                            PORTFOLIOS
                                             TERM OF                                                         IN FUND
                           POSITION(S)     OFFICE AND                                                        COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH       LENGTH OF                                                        OVERSEEN
   INDEPENDENT TRUSTEE     REGISTRANT     TIME SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      BY TRUSTEE**
-------------------------  -----------   ---------------  -------------------------------------------  --------------------
Michael Bozic (61)         Trustee       Since April      Retired; Director or Trustee of the Morgan                129
c/o Mayer, Brown, Rowe &                 1994             Stanley Funds and the TCW/DW Term Trusts;
Maw                                                       formerly Vice Chairman of Kmart Corporation
Counsel to the                                            (December 1998-October 2000), Chairman and
Independent Trustees                                      Chief Executive Officer of Levitz Furniture
1675 Broadway                                             Corporation (November 1995-November 1998)
New York, NY                                              and President and Chief Executive Officer
                                                          of Hills Department Stores (May 1991-July
                                                          1995); formerly variously Chairman, Chief
                                                          Executive Officer, President and Chief
                                                          Operating Officer (1987-1991) of the Sears
                                                          Merchandise Group of Sears, Roebuck & Co.
Edwin J. Garn (70)         Trustee       Since January    Director or Trustee of the Morgan Stanley                 129
c/o Summit Ventures LLC                  1993             Funds and the TCW/DW Term Trusts; formerly
1 Utah Center                                             United States Senator (R-Utah) (1974-1992)
201 S. Main Street                                        and Chairman, Senate Banking Committee
Salt Lake City, UT                                        (1980-1986); formerly Mayor of Salt Lake
                                                          City, Utah (1971-1974); formerly Astronaut,
                                                          Space Shuttle Discovery (April 12-19,
                                                          1985); Vice Chairman, Huntsman Corporation
                                                          (chemical company); member of the Utah
                                                          Regional Advisory Board of Pacific Corp.
Wayne E. Hedien (68)       Trustee       Since September  Retired; Director or Trustee of the Morgan                129
c/o Mayer, Brown, Rowe &                 1997             Stanley Funds and the TCW/DW Term Trusts;
Maw                                                       formerly associated with the Allstate
Counsel to the                                            Companies (1966-1994), most recently as
Independent Trustees                                      Chairman of The Allstate Corporation (March
1675 Broadway                                             1993-December 1994) and Chairman and Chief
New York, NY                                              Executive Officer of its wholly-owned
                                                          subsidiary, Allstate Insurance Company
                                                          (July 1989-December 1994).


NAME, AGE AND ADDRESS OF
   INDEPENDENT TRUSTEE     OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------  -----------------------------------
Michael Bozic (61)         Director of Weirton Steel
c/o Mayer, Brown, Rowe &   Corporation.
Maw
Counsel to the
Independent Trustees
1675 Broadway
New York, NY
Edwin J. Garn (70)         Director of Franklin Covey (time
c/o Summit Ventures LLC    management systems), BMW Bank of
1 Utah Center              North America, Inc. (industrial
201 S. Main Street         loan corporation), United Space
Salt Lake City, UT         Alliance (joint venture between
                           Lockheed Martin and the Boeing
                           Company) and Nuskin Asia Pacific
                           (multilevel marketing); member of
                           the board of various civic and
                           charitable organizations.
Wayne E. Hedien (68)       Director of The PMI Group Inc.
c/o Mayer, Brown, Rowe &   (private mortgage insurance);
Maw                        Trustee and Vice Chairman of The
Counsel to the             Field Museum of Natural History;
Independent Trustees       director of various other business
1675 Broadway              and charitable organizations.
New York, NY

Morgan Stanley Select Dimensions Investment Series
TRUSTEE AND OFFICER INFORMATION CONTINUED

                                                                                                           NUMBER OF
                                                                                                           PORTFOLIOS
                                            TERM OF                                                         IN FUND
                           POSITION(S)     OFFICE AND                                                       COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH      LENGTH OF                                                        OVERSEEN
   INDEPENDENT TRUSTEE     REGISTRANT     TIME SERVED*   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      BY TRUSTEE**
-------------------------  -----------   --------------  -------------------------------------------  --------------------
Dr. Manuel H. Johnson      Trustee       Since July      Chairman of the Audit Committee and                       129
(53)                                     1991            Director or Trustee of the Morgan Stanley
c/o Johnson Smick                                        Funds and the TCW/DW Term Trusts; Senior
International, Inc.                                      Partner, Johnson Smick International, Inc.,
1133 Connecticut Avenue,                                 a consulting firm; Co-Chairman and a
N.W.                                                     founder of the Group of Seven Council
Washington, D.C.                                         (G7C), an international economic
                                                         commission; formerly Vice Chairman of the
                                                         Board of Governors of the Federal Reserve
                                                         System and Assistant Secretary of the U.S.
                                                         Treasury.
Michael E. Nugent (66)     Trustee       Since July      Chairman of the Insurance Committee and                   207
c/o Triumph Capital, L.P.                1991            Director or Trustee of the Morgan Stanley
237 Park Avenue                                          Funds and the TCW/DW Term Trusts;
New York, NY                                             director/trustee of various investment
                                                         companies managed by Morgan Stanley
                                                         Investment Management Inc. and Morgan
                                                         Stanley Investments LP (since July 2001);
                                                         General Partner, Triumph Capital, L.P., a
                                                         private investment partnership; formerly
                                                         Vice President, Bankers Trust Company and
                                                         BT Capital Corporation (1984-1988).


NAME, AGE AND ADDRESS OF
   INDEPENDENT TRUSTEE     OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------  -----------------------------------
Dr. Manuel H. Johnson      Director of NVR, Inc. (home
(53)                       construction); Chairman and Trustee
c/o Johnson Smick          of the Financial Accounting
International, Inc.        Foundation (oversight organization
1133 Connecticut Avenue,   of the Financial Accounting
N.W.                       Standards Board).
Washington, D.C.
Michael E. Nugent (66)     Director of various business
c/o Triumph Capital, L.P.  organizations.
237 Park Avenue
New York, NY

Morgan Stanley Select Dimensions Investment Series
TRUSTEE AND OFFICER INFORMATION CONTINUED

Interested Trustees:

                                                      TERM OF
                                POSITION(S)         OFFICE AND
NAME, AGE AND ADDRESS OF         HELD WITH           LENGTH OF
   INTERESTED TRUSTEE           REGISTRANT         TIME SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------   -------------------   ---------------  -------------------------------------------
Charles A. Fiumefreddo      Chairman of the       Since July 1991  Chairman and Director or Trustee of the
(69)                        Board and Trustee                      Morgan Stanley Funds and the TCW/DW Term
c/o Morgan Stanley Trust                                           Trusts; formerly Chairman, Chief Executive
Harborside Financial                                               Officer and Director of the Investment
Center,                                                            Manager, the Distributor and Morgan Stanley
Plaza Two,                                                         Services, Executive Vice President and
Jersey City, NJ                                                    Director of Morgan Stanley DW, Chairman and
                                                                   Director of the Transfer Agent, and
                                                                   Director and/or officer of various Morgan
                                                                   Stanley subsidiaries (until June 1998) and
                                                                   Chief Executive Officer of the Morgan
                                                                   Stanley Funds and the TCW/DW Term Trusts
                                                                   (until September 2002).
James F. Higgins (54)       Trustee               Since June 2000  Senior Advisor of Morgan Stanley (since
c/o Morgan Stanley Trust                                           August 2000); Director of the Distributor
Harborside Financial                                               and Dean Witter Realty Inc.; Director or
Center,                                                            Trustee of the Morgan Stanley Funds and the
Plaza Two,                                                         TCW/DW Term Trusts (since June 2000);
Jersey City, NJ                                                    previously President and Chief Operating
                                                                   Officer of the Private Client Group of
                                                                   Morgan Stanley (May 1999-
                                                                   August 2000), President and Chief Operating
                                                                   Officer of Individual Securities of Morgan
                                                                   Stanley (February 1997-
                                                                   May 1999).
Philip J. Purcell (59)      Trustee               Since April      Director or Trustee of the Morgan Stanley
1585 Broadway                                     1994             Funds and the TCW/DW Term Trusts; Chairman
New York, NY                                                       of the Board of Directors and Chief
                                                                   Executive Officer of Morgan Stanley and
                                                                   Morgan Stanley DW; Director of the
                                                                   Distributor; Chairman of the Board of
                                                                   Directors and Chief Executive Officer of
                                                                   Novus Credit Services Inc.; Director and/or
                                                                   officer of various Morgan Stanley
                                                                   subsidiaries.

                                NUMBER OF
                                PORTFOLIOS
                                 IN FUND
                                 COMPLEX
NAME, AGE AND ADDRESS OF         OVERSEEN
   INTERESTED TRUSTEE          BY TRUSTEE**      OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------  --------------------  -----------------------------------
Charles A. Fiumefreddo                  129      None
(69)
c/o Morgan Stanley Trust
Harborside Financial
Center,
Plaza Two,
Jersey City, NJ
James F. Higgins (54)                   129      None
c/o Morgan Stanley Trust
Harborside Financial
Center,
Plaza Two,
Jersey City, NJ
Philip J. Purcell (59)                  129      Director of American Airlines, Inc.
1585 Broadway                                    and its parent company, AMR
New York, NY                                     Corporation.

----------------------------

   * EACH TRUSTEE SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.
  ** THE FUND COMPLEX INCLUDES ALL OPEN AND CLOSED-END FUNDS (INCLUDING ALL OF THEIR PORTFOLIOS) ADVISED BY MORGAN STANLEY INVESTMENT ADVISORS INC. AND ANY FUNDS THAT HAVE AN INVESTMENT ADVISOR THAT IS AN AFFILIATED PERSON OF MORGAN STANLEY INVESTMENT ADVISORS INC. (INCLUDING BUT NOT LIMITED TO, MORGAN STANLEY INVESTMENT MANAGEMENT INC., MORGAN STANLEY INVESTMENTS LP AND VAN KAMPEN ASSET MANAGEMENT INC.).

Morgan Stanley Select Dimensions Investment Series
TRUSTEE AND OFFICER INFORMATION CONTINUED

Officers:

                                                                                        TERM OF
                                                 POSITION(S)                          OFFICE AND
     NAME, AGE AND ADDRESS OF                     HELD WITH                            LENGTH OF
         EXECUTIVE OFFICER                       REGISTRANT                          TIME SERVED*
-----------------------------------  -----------------------------------  -----------------------------------
Mitchell M. Merin (49)               President and Chief Executive        President since May 1999 and Chief
1221 Avenue of the Americas          Officer                              Executive Officer since September
New York, NY                                                              2002
Barry Fink (47)                      Vice President, Secretary and        Since February 1997
1221 Avenue of the Americas          General Counsel
New York, NY
Thomas F. Caloia (56)                Treasurer                            Since April 1989
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ
Ronald E. Robison (63)               Vice President                       Since October 1998
1221 Avenue of the Americas
New York, NY
Joseph J. McAlinden (59)             Vice President                       Since July 1995
1221 Avenue of the Americas
New York, NY
Francis Smith (37)                   Vice President and Chief Financial   Since September 2002
c/o Morgan Stanley Trust             Officer
Harborside Financial Center,
Plaza Two,
Jersey City, NJ


     NAME, AGE AND ADDRESS OF
         EXECUTIVE OFFICER           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------  -------------------------------------------
Mitchell M. Merin (49)               President and Chief Operating Officer of
1221 Avenue of the Americas          Morgan Stanley Investment Management (since
New York, NY                         December 1998); President, Director (since
                                     April 1997) and Chief Executive Officer
                                     (since June 1998) of the Investment Manager
                                     and Morgan Stanley Services; Chairman,
                                     Chief Executive Officer and Director of the
                                     Distributor (since June 1998); Chairman
                                     (since June 1998) and Director (since
                                     January 1998) of the Transfer Agent;
                                     Director of various Morgan Stanley
                                     subsidiaries; President (since May 1999)
                                     and Chief Executive Officer (since
                                     September 2002) of the Morgan Stanley Funds
                                     and TCW/DW Term Trusts; Trustee of various
                                     Van Kampen investment companies (since
                                     December 1999); previously Chief Strategic
                                     Officer of the Investment Manager and
                                     Morgan Stanley Services and Executive Vice
                                     President of the Distributor (April
                                     1997-June 1998), Vice President of the
                                     Morgan Stanley Funds (May 1997-April 1999),
                                     and Executive Vice President of Morgan
                                     Stanley.
Barry Fink (47)                      General Counsel (since May 2000) and
1221 Avenue of the Americas          Managing Director (since December 2000) of
New York, NY                         Morgan Stanley Investment Management;
                                     Managing Director (since December 2000),
                                     and Secretary and General Counsel (since
                                     February 1997) and Director (since July
                                     1998) of the Investment Manager and Morgan
                                     Stanley Services; Assistant Secretary of
                                     Morgan Stanley DW; Vice President,
                                     Secretary and General Counsel of the Morgan
                                     Stanley Funds and TCW/DW Term Trusts (since
                                     February 1997); Vice President and
                                     Secretary of the Distributor; previously,
                                     Senior Vice President, Assistant Secretary
                                     and Assistant General Counsel of the
                                     Investment Manager and Morgan Stanley
                                     Services.
Thomas F. Caloia (56)                Executive Director (since December 2002)
c/o Morgan Stanley Trust             and Assistant Treasurer of the Investment
Harborside Financial Center,         Manager, the Distributor and Morgan Stanley
Plaza Two,                           Services; previously First Vice President
Jersey City, NJ                      of the Investment Manager, the Distributor
                                     and Morgan Stanley Services; Treasurer of
                                     the Morgan Stanley Funds.
Ronald E. Robison (63)               Managing Director, Chief Administrative
1221 Avenue of the Americas          Officer and Director (since February 1999)
New York, NY                         of the Investment Manager and Morgan
                                     Stanley Services and Chief Executive
                                     Officer and Director of the Transfer Agent;
                                     previously Managing Director of the TCW
                                     Group Inc.
Joseph J. McAlinden (59)             Managing Director and Chief Investment
1221 Avenue of the Americas          Officer of the Investment Manager, Morgan
New York, NY                         Stanley Investment Management Inc. and
                                     Morgan Stanley Investments LP; Director of
                                     the Transfer Agent, Chief Investment
                                     Officer of the Van Kampen Funds.
Francis Smith (37)                   Vice President and Chief Financial Officer
c/o Morgan Stanley Trust             of the Morgan Stanley Funds and the TCW/DW
Harborside Financial Center,         Term Trusts (since September 2002);
Plaza Two,                           Executive Director of the Investment
Jersey City, NJ                      Manager and Morgan Stanley Services (since
                                     December 2001); previously Vice President
                                     of the Investment Manager and Morgan
                                     Stanley Services (August 2000-November
                                     2001), Senior Manager at
                                     PricewaterhouseCoopers LLP (January
                                     1998-August 2000) and Associate-Fund
                                     Administration at BlackRock Financial
                                     Management (July 1996-December 1997).

----------------------------

   * EACH OFFICER SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.

                                    Trustees
          ------------------------------------------------------------

          Michael Bozic                               James F. Higgins
          Charles A. Fiumefreddo                 Dr. Manuel H. Johnson
          Edwin J. Garn                              Michael E. Nugent
          Wayne E. Hedien                            Philip J. Purcell

                                    Officers
          ------------------------------------------------------------
                             Charles A. Fiumefreddo
                             CHAIRMAN OF THE BOARD
                               Mitchell M. Merin
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              Joseph J. McAlinden
                                 VICE PRESIDENT
                               Ronald E. Robison
                                 VICE PRESIDENT
                                   Barry Fink
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                                Thomas F. Caloia
                                   TREASURER
                                 Francis Smith
                   VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

                                 Transfer Agent
                ------------------------------------------------
                              Morgan Stanley Trust
                     Harborside Financial Center--Plaza Two
                         Jersey City, New Jersey 07311

                              Independent Auditors
                ------------------------------------------------
                             Deloitte & Touche LLP
                           Two World Financial Center
                            New York, New York 10281

                               Investment Manager
          ------------------------------------------------------------
                    Morgan Stanley Investment Advisors Inc.
                          1221 Avenue of the Americas
                            New York, New York 10020

                                  Sub-Advisor
          ------------------------------------------------------------
                                Growth Portfolio
                                 --------------
                   Morgan Stanley Investment Management Inc.
                          1221 Avenue of the Americas
                            New York, New York 10020

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.
This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.
Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

                                                                    [INDICIA]
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P.O. Box 5085                                                         PAID
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